                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: ANC Rental Corporation, et al.     Case No. 01-11200 Jointly Administered

                                          Reporting Period:
                                                 November 13, 2001 to
                                                 December 31, 2001

                            MONTHLY OPERATING REPORT

Attachments:
      MOR-1:
           Substitute MOR-1 Schedule of Receipts and Disbursements
           Copies of Debtor's Bank Reconciliations
           Copies of Disbursement Journals
      MOR-2:
           Substitute MOR-2 Consolidated Statement of Operations Supplemental Combining Statement of Operations - Summary Level
      MOR-3:
           Substitute MOR-3 Consolidated Balance Sheet at Reporting Date Supplemental Combining Balance Sheet at Reporting Date
      MOR-4:
           Status of Post Petition Taxes including:
                  Schedule of Payroll Taxes Paid Post Petition
                  Schedule of Other Taxes Paid and Remaining Post Petition Tax Liability
                  Copies of All Tax Returns Filed During Reporting Period Summary of Unpaid Post Petition Debts
           Schedule of Aged Accounts Payable
      MOR-5:
           Accounts Receivable Reconciliation and Aging Reports
           Completed Debtor Questionnaire

I declare under penalty of perjury (28 U.S.C. Section 1746), that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Wayne Moor                                          January 21, 2002

ANC Rental Corporation, et al.
Wayne Moor
Senior Vice President
Chief Financial Officer

ANC RENTAL CORPORATION, ET AL.           CASE NO. 01-11200 JOINTLY ADMINISTERED
         SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
              For the Period November 13, 2001 to December 31, 2001

                                                                     CURRENT PERIOD ACTIVITY       ACTIVITY - FILING PERIOD TO DATE
                                                                     -----------------------       --------------------------------
                                                                    ACTUAL          PROJECTED           ACTUAL          PROJECTED
                                                                -------------     -------------     -------------     -------------
Cash - Beginning of Period                                      $ 101,226,814     $  99,778,000     $ 101,226,814     $  99,778,000

Receipts:
         Credit Card and Local Deposits                         $ 290,527,189     $ 260,702,000     $ 290,527,189     $ 220,702,000
         Collections of Accounts Receivable                        61,401,026        32,755,000        61,401,026        32,755,000
         Other Receipts                                                    --                --                --        40,000,000
                                                                -------------------------------------------------------------------
Total Receipts                                                  $ 351,928,215     $ 293,457,000     $ 351,928,215     $ 293,457,000

Disbursements:
    4    Fleet Operating Expenses                                  11,571,606        13,739,000        11,571,606        13,739,000
    5a   Personnel - Net Cash Payroll                              32,916,771        38,000,000        32,916,771        38,000,000
    5b   Personnel - Payroll Taxes Paid                            13,511,340        13,000,000        13,511,340        13,000,000
    5c   Personnel - Benefits Payments                              5,390,023         5,000,000         5,390,023         5,000,000
    5d   Personnel - Payments of Garnishments Withheld                355,749           400,000           355,749           400,000
     6   Travel Expenses Paid                                         192,042           362,000           192,042           362,000
     7   Fuel Payments For Rental Fleet                             4,065,913         5,343,000         4,065,913         5,343,000
     8   Airport - Agency - Concession Fees Paid                   14,736,771        13,856,000        14,736,771        13,856,000
     9   Insurance Payments Auto Liability                            471,530         5,411,000           471,530         5,411,000
    10   Insurance - Other                                          2,452,002                --         2,452,002                --
    11   Facility and Other Fixed Operating Expenses Paid          20,409,632        24,254,000        20,409,632        24,254,000
    12   Other Miscellaneous Operating Expenses Paid                  500,009         1,643,000           500,009         1,643,000
    13   Travel Agency Tour Operator Commission Payments            6,660,407         7,740,000         6,660,407         7,740,000
    14   Advertising Payments                                       1,102,931         4,229,000         1,102,931         4,229,000
    15   IT Consulting Payments                                       447,843         3,400,000           447,843         3,400,000
    16   IT Other Cash Payments                                     2,573,683         5,621,000         2,573,683         5,621,000
    17   Sales Taxes and Other Taxes Paid                          32,636,141        40,698,000        32,636,141        40,698,000
    18   Professional Fees Paid - Ordinary Course                     243,779         2,298,000           243,779         2,298,000
    19   Professional Fees Paid - Bankruptcy Professionals                 --           800,000                --           800,000
    20   Other Miscellaneous Non-Operating Expenses Paid            2,061,185         1,899,000         2,061,185         1,899,000
    22   Liability Insurance Payments - Self Insured Program        6,214,270        10,000,000         6,214,270        10,000,000
    23   Capital Expenditures                                          70,349         1,050,000            70,349         1,050,000
    24   Interest Paid                                                 10,582           250,000            10,582           250,000
    25   Vehicle Holding Costs Paid                                 6,616,470         5,275,000         6,616,470         5,275,000
   25.1  Fleet Purchase Payments Made                                                        --                --                --
    26   Working Capital Fundings to Subsidiaries                                            --                --                --
                                                                -------------------------------------------------------------------
Total Disbursements                                             $ 165,211,028     $ 204,268,000     $ 165,211,028     $ 204,268,000

Net Cash Flow                                                   $ 186,717,187     $  89,189,000     $ 186,717,187     $  89,189,000
                                                                -------------------------------------------------------------------
Cash at End of Period                                           $ 287,944,001     $ 188,967,000     $ 287,944,001     $ 188,967,000
                                                                ===================================================================

    ANC Rental Corporation, et al., Case No. 01-11200, Jointly Administered Detailed Consolidated Statement of Operations -- Substitute Form MOR-2
                For the Period November 13 to December 31, 2001

40200.100 - T&M Revenue                                 230,937,528
40200.100 - City Bad Debts (Forced Charge                (1,071,612)
40200.100 - Fuel                                          6,390,201
40200.100 - Insurance Products                           15,674,246
40200.100 - Discounts                                            --
40200.100 - Customer Adjustments                         (3,560,787)
40200.100 - Miscellaneous Rental Revenue                 16,406,255
40200 - Licensee Revenue                                  2,351,412
40200 - Other Revenue                                       454,678
TOTAL REVENUE                                           267,581,921

DIRECT OPERATING COSTS:
51200.110 - License plates and taxes                      3,364,263
51200.110 - Disposal/Buyback                              2,728,229
51200.110 - Damages/DNR                                  15,802,863
51200.110 - Damage recovery                              (5,995,943)
51200.110 - Thefts                                        1,236,233
51200.110 - Fleet Transport                               3,381,368
51200.110 - Other Fleet Maintenance                       3,197,201
51200.120 - Payroll                                       7,736,751
51200.120 - Hourly                                       23,851,690
51200.120 - Shuttle                                       2,184,821
51200.120 - Outside Employment                            1,677,111
51200.120 - Bonus & Other Incentives                      2,817,357
51200.120 - Benefits                                      6,616,660
51200.120 - Payroll Taxes                                 2,969,566
51200.120 - Other                                          (921,131)
51200.130 - Credit Card Commissions                       5,384,311
51200.130 - Fuel Expense                                  5,205,563
51200.130 - Auto Liability                               18,554,064
51200.130 - Premium on Sale of Insurance                  4,503,203
51200.130 - Airport / Agency Fees                        10,353,380
51200.130 - Other                                           172,666
51200.140 - Rent, Land & Buildings                        9,013,993
51200.140 - Utility Fleet                                 3,304,522
51200.140 - Depreciation - Utility Fleet                    427,740
51200.140 - Depreciation - Bldgs                          2,565,487
51200.140 - Depreciation - Equip/Other                    1,311,783
51200.140 - Facility Maintenance                          5,187,512
51200.140 - Communications                                2,044,222
51200.140 - Facility Other                                5,699,748
51200 - All Other                                         1,903,647
Depreciation Operating Assets                                    --
Cost of Operations (1999 & 2001 Charge)                          --
Ins Fronting Fees & Taxes                                        --
Other Operating Expenses                                         --
TOTAL DIRECT OPERATING COSTS                            146,278,880

    ANC Rental Corporation, et al., Case No. 01-11200, Jointly Administered Detailed Consolidated Statement of Operations -- Substitute Form MOR-2
                For the Period November 13 to December 31, 2001


Vehicle Depreciation, net                               115,119,885

S G & A
82500 - TA/TO Commissions                                 9,683,524
82500 - Other Commissions                                 1,121,257
82500 - Airline Reservation Fees                          2,763,187
83000 - Advertising                                       4,571,184
82000 - Salaries                                            747,316
82000 - Hourly                                              629,444
82000 - Commissions & Incentives                            345,955
82000 - Benefits                                            182,581
82000 - Payroll Taxes                                       124,552
82000 - Depreciation                                         25,673
82000 - Travel                                                   --
82000 - Meals & Entertainment                                    --
82000 - Other Selling Expense                             1,197,759
84000 - Salaries                                            588,384
84000 - Hourly                                            3,641,916
84000 - Commission & incentives                             190,429
84000 - Benefits                                            541,105
84000 - Payroll taxes                                       310,384
84000 - Depreciation                                        204,029
84000 - Travel                                                   --
84000 - Other reservations expense                        2,570,116
83000 - Salaries                                            133,071
83000 - Hourly                                               43,049
83000 - Commissions & Incentives                           (461,966)
83000 - Benefits                                             86,923
83000 - Payroll taxes                                        53,075
83000 - Depreciation                                         41,219
83000 - Travel                                             (149,547)
83000 - Meals & entertainment                                    --
83000 - Other Marketing expense                             808,345
84500 - Salaries                                          1,162,924
84500 - Hourly                                               31,249
84500 - Commissions & Incentives                            149,276
84500 - Benefits                                            117,619
84500 - Payroll taxes                                        68,335
84500 - Depreciation                                      4,500,845
84500 - Travel                                                   --
84500 - Meals & Entertainment                                    --
84500 - Consulting Fees                                      66,485
84500 - IT Cross Charge                                          --
84500 - Other IT Expense                                 11,507,007
85200 - Salaries                                          4,970,718
85200 - Hourly                                              875,640

    ANC Rental Corporation, et al., Case No. 01-11200, Jointly Administered Detailed Consolidated Statement of Operations -- Substitute Form MOR-2
                For the Period November 13 to December 31, 2001

85200 - Commissions & Incentives                            607,121
85200 - Benefits                                          2,186,329
85200 - Payroll Taxes                                       323,493
85200 - Depreciation                                        678,274
85200 - Travel                                                   --
85200 - Meals & Entertainment                                    --
85200 - Property Taxes                                           --
85200 - Professional Fees                                   169,301
85200 - Bad Debt Expense (Provision)                      4,066,245
85200 - Other                                             5,795,283
Bad Debt Expense                                                 --
Allocations                                                      --
TOTAL S G & A                                            67,269,108

Amortization of Intangibles                               1,239,457
Transition Cost                                          (1,556,688)
Interest Income                                            (612,842)
Interest Expense                                          9,120,768
FMV Stand Alone Caps                                       (393,268)
Other (income)/expense net                               18,511,507
Loss on Sale and Leaseback Transaction                           --

INCOME/(LOSS) BEFORE TAX                                (87,394,886)

Income Taxes                                                     --
Extraordinary Gains/(Losses)                                     --

NET INCOME AFTER TAX, BEFORE ADOPTION                   (87,394,886)

Cumm effect of chg in acct p,net of tax                          --

                                                        -----------
NET INCOME                                              (87,394,886)
                                                        -----------

     ANC Rental Corporation, et al., Case No. 01-11200 Jointly Administered
      Combining Accrual Basis Statement of Operations -- Substitute MOR 2
                For the Period November 13 to December 31, 2001

                                                                                    Alamo                                ANC
ANC RENTAL CORPORATION                                               Alamo         Rent A Car --      Alamo           COLLECTOR
COMBINING PTD INCOME STATEMENT,                    ANC Rental     International    Management       Rent A Car          CORP --
NOVEMBER 13 TO DECEMBER 31, 2001                   Corporation      Sales, Inc.       LP               LLC             NATIONAL
                                                   ------------   --------------   -------------   ------------     -------------
                                                       1500            1022           1031             1006             1121
                                                       USD             USD            USD              USD              USD
Total Revenue                                               --            --               --       105,258,207               --

Direct Operating Costs                                      --            --               --        63,482,970               --
Vehicle Depreciation, net                                   --            --               --        43,556,159               --
SGA                                                  5,442,605       (12,590)              --        25,993,434               --
Amortization of Intangibles                          1,220,420            --               --                --               --
Transition Cost                                             --            --               --                --               --
Interest Income                                             --            --               --                --               --
Interest Expense                                     6,649,149            --               --          (593,471)              --
FMV Stand Alone Caps                                  (393,268)           --               --                --               --
Other (income)/expense net                          17,339,822            --       (7,320,974)       16,270,486       (1,804,890)
Loss on Sale and Leaseback Transaction

Income/(Loss) Before Tax                           (30,258,728)       12,590        7,320,974       (43,451,371)       1,804,890

Income Taxes                                                --            --               --                --               --
Extraordinary Gains/(Losses)                                --            --               --                --               --

Net Income after Tax, before adoption              (30,258,728)       12,590        7,320,974       (43,451,371)       1,804,890

Cumm effect of chg in acct p,net of tax                     --            --               --                --               --

                                                   ------------------------------------------------------------------------------
Net Income                                         (30,258,728)       12,590        7,320,974       (43,451,371)       1,804,890
                                                   ------------------------------------------------------------------------------


                                                        ANC              ANC                                            ANC
ANC RENTAL CORPORATION                               COLLECTOR        COLLECTOR           ANC             ANC       Information
COMBINING PTD INCOME STATEMENT,                       CORP --          CORP --         Financial       Financial     Technology
NOVEMBER 13 TO DECEMBER 31, 2001                       ALAMO             SRAC         Corporation         LP            Inc.
                                                    -----------       ----------      -----------     -----------   ------------
                                                        1032              1211            1504            1506          1301
                                                        USD               USD             USD             USD           USD

Total Revenue                                               --                --             --                --        --

Direct Operating Costs                                      --                --             --                --        --
Vehicle Depreciation, net                                   --                --             --                --        --
SGA                                                         --                --         22,573                --        --
Amortization of Intangibles                                 --                --             --                --        --
Transition Cost                                             --                --             --                --        --
Interest Income                                             --                --             --          (610,365)       --
Interest Expense                                            --                --             --                --        --
FMV Stand Alone Caps                                        --                --             --                --        --
Other (income)/expense net                          (1,294,882)        1,015,381              7        (3,175,056)       --
Loss on Sale and Leaseback Transaction

Income/(Loss) Before Tax                             1,294,882        (1,015,381)       (22,580)        3,785,421        --

Income Taxes                                                --                --             --                --        --
Extraordinary Gains/(Losses)                                --                --             --                --        --

Net Income after Tax, before adoption                1,294,882        (1,015,381)       (22,580)        3,785,421        --

Cumm effect of chg in acct p,net of tax                     --                --             --                --        --

                                                    ----------------------------------------------------------------------------
Net Income                                           1,294,882        (1,015,381)       (22,580)        3,785,421        --
                                                    ----------------------------------------------------------------------------

                                                             ANC              ANC                 ANC                ANC
ANC RENTAL CORPORATION                                   Information       Management          Management          Payroll
COMBINING PTD INCOME STATEMENT,                          Technology,        Services,          Services,        Administration
NOVEMBER 13 TO DECEMBER 31, 2001                             LP              Corp.                LP                  LLC
                                                        ------------       ----------          ----------       --------------
                                                            1509              1501                1503                 1508
                                                            USD               USD                 USD                  USD
Total Revenue                                                    --               --                  --                   --

Direct Operating Costs                                           --               --                  --                   --
Vehicle Depreciation, net                                        --               --                  --                   --
SGA                                                              (1)              --              36,557              128,367
Amortization of Intangibles                                      --               --                  --                   --
Transition Cost                                                  --               --                  --                   --
Interest Income                                                  --               --                  --                   --
Interest Expense                                                 --               --                  --                   --
FMV Stand Alone Caps                                             --               --                  --                   --
Other (income)/expense net                               (1,728,355)              --            (137,851)            (139,795)
Loss on Sale and Leaseback Transaction

Income/(Loss) Before Tax                                  1,728,356               --             101,294               11,428

Income Taxes                                                     --               --                  --                   --
Extraordinary Gains/(Losses)                                     --               --                  --                   --

Net Income after Tax, before adoption                     1,728,356               --             101,294               11,428

Cumm effect of chg in acct p,net of tax                          --               --                  --                   --

                                                        ----------------------------------------------------------------------
Net Income                                                1,728,356               --             101,294               11,428
                                                        ----------------------------------------------------------------------

     ANC Rental Corporation, et al., Case No. 01-11200 Jointly Administered
      Combining Accrual Basis Statement of Operations -- Substitute MOR 2
                For the Period November 13 to December 31, 2001

                                                                                                         Car             Claims
ANC RENTAL CORPORATION                                                                     Auto         Rental         Management
COMBINING PTD INCOME STATEMENT,                          ARC-GP,         ARC-TM,          Rental        Claims,          Center,
NOVEMBER 13 TO DECEMBER 31, 2001                           INC.            Inc.             Inc.          Inc.             Inc.
                                                          ------         -------          -------    ------------      -----------
                                                           1030            1021             1116          1118             1023
                                                           USD             USD              USD           USD               USD
Total Revenue                                               --                --             --                --           --

Direct Operating Costs                                      --                --             --          (416,684)          --
Vehicle Depreciation, net                                   --                --             --                --           --
SGA                                                         --             3,273             --           455,623           --
Amortization of Intangibles                                 --                --             --                --           --
Transition Cost                                             --                --             --                --           --
Interest Income                                             --                --             --                --           --
Interest Expense                                            --                --             --                --           --
FMV Stand Alone Caps                                        --                --             --                --           --
Other (income)/expense net                                  --                --             --        (1,846,400)          --
Loss on Sale and Leaseback Transaction

Income/(Loss) Before Tax                                    --            (3,273)            --         1,807,461           --

Income Taxes                                                --                --             --                --           --
Extraordinary Gains/(Losses)                                --                --             --                --           --

Net Income after Tax, before adoption                       --            (3,273)            --         1,807,461           --

Cumm effect of chg in acct p,net of tax                     --                --             --                --           --

                                                          ------------------------------------------------------------------------
Net Income                                                  --            (3,273)            --         1,807,461           --
                                                          ------------------------------------------------------------------------


                                                          Guy                         National         National             NCR
ANC RENTAL CORPORATION                                   Salmon                      Car Rental       Car Rental         Affiliate
COMBINING PTD INCOME STATEMENT,                           USA,          1253-        Licensing          System            Servicer
NOVEMBER 13 TO DECEMBER 31, 2001                          Inc.        Submitted         Inc.              Inc.              Inc.
                                                         ------       ---------     -----------       -----------        ---------
                                                           1020        1253.000        1101               1106              1102
                                                           USD            USD          USD                USD               USD
Total Revenue                                              --              --         2,948,592        121,985,122            --

Direct Operating Costs                                     --              --         1,000,540         61,579,581            --
Vehicle Depreciation, net                                  --              --         3,000,000         53,860,672            --
SGA                                                        --              --        15,861,259         16,404,478        26,270
Amortization of Intangibles                                --              --                --                 --            --
Transition Cost                                            --              --                --                 --            --
Interest Income                                            --              --                --             (1,356)           --
Interest Expense                                           --              --                --            924,343            --
FMV Stand Alone Caps                                       --              --                --                 --            --
Other (income)/expense net                                 --              --         1,490,073          1,735,568            --
Loss on Sale and Leaseback Transaction

Income/(Loss) Before Tax                                   --              --       (18,403,280)       (12,518,164)      (26,270)

Income Taxes                                               --              --                --                 --            --
Extraordinary Gains/(Losses)                               --              --                --                 --            --

Net Income after Tax, before adoption                      --              --       (18,403,280)       (12,518,164)      (26,270)

Cumm effect of chg in acct p,net of tax                    --              --                --                 --            --

                                                         -----------------------------------------------------------------------
Net Income                                                 --              --       (18,403,280)       (12,518,164)      (26,270)
                                                         -----------------------------------------------------------------------


                                                                                                   NCRAS                Post
ANC RENTAL CORPORATION                                      NCRAS -                              Insurance           Retirement
COMBINING PTD INCOME STATEMENT,                           MANAGEMENT            NCRAS - GP,        Agency,         Liability Mgmt,
NOVEMBER 13 TO DECEMBER 31, 2001                              LP                    Inc.             Inc.               Inc.
                                                        ------------            -----------      ----------        ---------------
                                                             1120                   1119             1117              1251
                                                             USD                    USD              USD               USD
Total Revenue                                                     --                  --              --                   --

Direct Operating Costs                                            --                  --              --                   --
Vehicle Depreciation, net                                         --                  --              --                   --
SGA                                                               --                  --              --              126,644
Amortization of Intangibles                                       --                  --              --                   --
Transition Cost                                                   --                  --              --                   --
Interest Income                                                   --                  --              --                   --
Interest Expense                                                  --                  --              --                   --
FMV Stand Alone Caps                                              --                  --              --                   --
Other (income)/expense net                               (10,304,199)                 --              --             (354,724)
Loss on Sale and Leaseback Transaction

Income/(Loss) Before Tax                                  10,304,199                  --              --              228,080

Income Taxes                                                      --                  --              --                   --
Extraordinary Gains/(Losses)                                      --                  --              --                   --

Net Income after Tax, before adoption                     10,304,199                  --              --              228,080

Cumm effect of chg in acct p,net of tax                           --                  --              --                   --

                                                        ------------------------------------------------------------------------
Net Income                                                10,304,199                  --              --              228,080
                                                        ------------------------------------------------------------------------

     ANC Rental Corporation, et al., Case No. 01-11200 Jointly Administered
      Combining Accrual Basis Statement of Operations -- Substitute MOR 2
                For the Period November 13 to December 31, 2001

ANC RENTAL CORPORATION                               Rental            Republic       Republic             ANC         Spirit
COMBINING PTD INCOME STATEMENT,                     Liability         Fiduciary      Guy Salmon         Financial    Rent-A-Car
NOVEMBER 13 TO DECEMBER 31, 2001                    Mgmt, Inc.           Inc.        Partner Inc.        GP Corp         Inc.
                                                  ------------        ---------     -------------       ---------    -----------
                                                       1252               1703          1017                1502        1200
                                                       USD                USD           USD                 USD          USD
Total Revenue                                              --              --                --              --       33,473,899

Direct Operating Costs                                     --              --                --              --       19,093,709
Vehicle Depreciation, net                                  --              --                --              --       12,490,022
SGA                                                    46,070            (557)       (2,555,419)             --        5,109,527
Amortization of Intangibles                                --              --            18,617              --               --
Transition Cost                                            --              --        (1,556,688)             --               --
Interest Income                                            --             (18)               --              --           (1,103)
Interest Expense                                           --              --                --              --        1,939,912
FMV Stand Alone Caps                                       --              --                --              --               --
Other (income)/expense net                         (3,468,712)             --         2,979,408             (21)       3,502,620
Loss on Sale and Leaseback Transaction

Income/(Loss) Before Tax                            3,422,642             575         1,114,082              21       (8,660,788)

Income Taxes                                               --              --                --              --               --
Extraordinary Gains/(Losses)                               --              --                --              --               --

Net Income after Tax, before adoption               3,422,642             575         1,114,082              21       (8,660,788)

Cumm effect of chg in acct p,net of tax                    --              --                --              --               --

                                                  ------------------------------------------------------------------------------
Net Income                                          3,422,642             575         1,114,082              21       (8,660,788)
                                                  ------------------------------------------------------------------------------


ANC RENTAL CORPORATION                                SRAC -                            NCR                          TOTALS FOR
COMBINING PTD INCOME STATEMENT,                    MANAGEMENT         SRAC - GP,     Licensing -        SRAC - TM,     DEBTOR
NOVEMBER 13 TO DECEMBER 31, 2001                       LP                Inc.         Hawaii JV            INC.       COMPANIES
                                                  ------------        ---------     -------------       ---------    -----------
                                                      1209               1207           1109              1205
                                                      USD                USD            USD                USD

Total Revenue                                              --              --         3,916,101            --       267,581,921

Direct Operating Costs                                     --              --         1,538,764            --       146,278,880
Vehicle Depreciation, net                                  --              --         2,213,032            --       115,119,885
SGA                                                        --              --           180,995            --        67,269,108
Amortization of Intangibles                               420              --                --            --         1,239,457
Transition Cost                                            --              --                --            --        (1,556,688)
Interest Income                                            --              --                --            --          (612,842)
Interest Expense                                           --              --           200,835            --         9,120,768
FMV Stand Alone Caps                                       --              --                --            --          (393,268)
Other (income)/expense net                          5,753,955             (27)               --            73        18,511,507
Loss on Sale and Leaseback Transaction                     --

Income/(Loss) Before Tax                           (5,754,375)             27          (217,525)          (73)      (87,394,886)

Income Taxes                                               --              --                --            --                --
Extraordinary Gains/(Losses)                               --              --                --            --                --

Net Income after Tax, before adoption              (5,754,375)             27          (217,525)          (73)      (87,394,886)

Cumm effect of chg in acct p,net of tax                    --              --                --            --                --

                                                  ---------------------------------------------------------------  -------------
Net Income                                         (5,754,375)             27          (217,525)          (73)      (87,394,886)
                                                  ---------------------------------------------------------------  -------------

     ANC RENTAL CORPORATION, ET AL, CASE NO. 01-11200 JOINTLY ADMINISTERED
                            COMBINING BALANCE SHEET
                               DECEMBER 31, 2001

                                                        TOTAL USD
ASSETS:
CASH & CASH EQUIVALENTS                                 304,193,583
CASH & CASH EQUIVALENTS DIP                             (16,249,582)
 CASH & CASH EQUIVALENTS PLUS CASH DIP                  287,944,001
RESTRICTED CASH                                              35,000
PROCEEDS FROM SALE/LEASEBACK                                     --
TOTAL CASH & CASH EQUIVALENTS                           287,979,001
RECEIVABLES - TRADE                                         248,077
RECEIVABLES - CENTRAL BILLING                            21,066,449
RECEIVABLES - CREDIT CARDS                                  730,835
RECEIVABLES - TA/TO                                      21,220,489
RECEIVABLES - VEHICLE MANUFACTURER                       44,779,364
RECEIVABLES - VEHICLE OTHER                              19,508,044
RECEIVABLES - OTHER                                      15,976,835
GROSS RECEIVABLES                                       123,530,093
LESS: RESERVE                                           (14,247,950)
NET RECEIVABLE                                          109,282,143
DIP RECEIVABLES - TRADE                                     858,917
DIP RECEIVABLES - CENTRAL BILLING                        22,742,426
DIP RECEIVABLES - CREDIT CARDS                           11,448,885
DIP RECEIVABLES - TA/TO                                  29,356,302
DIP RECEIVABLES - VEHICLE MANUFACTURER                     (828,165)
DIP RECEIVABLES - VEHICLE OTHER                           4,592,495
DIP RECEIVABLES - OTHER                                   3,891,951
DIP GROSS RECEIVABLES                                    72,062,811
Less: DIP Reserve                                        (2,267,861)
DIP NET RECEIVABLE                                       69,794,950
TOTAL GROSS RECEIVABLES                                 195,592,904
LESS: TOTAL RESERVES                                    (16,515,811)
TOTAL NET RECEIVABLE                                    179,077,093
NET INVENTORY                                             2,200,700
PREPAID EXPENSES                                         41,047,319
TOTAL DEPOSITS                                            1,678,293
DIP TOTAL DEPOSITS                                        5,800,165
TOTAL DEPOSITS                                            7,478,458
OTHER CURRENT ASSETS                                        344,610
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS                 48,870,387
TOTAL REVENUE EARNING VEHICLES - GROSS                  104,372,577
TOTAL REVENUE EARNING VEHICLES - ACCUM D                (21,411,982)
TOTAL REVENUE EARNING VEHICLES - NET                     82,960,595
TOTAL CURRENT ASSETS                                    601,087,776
GROSS PROPERTY PLANT & EQUIPMENT                        676,541,564
TOTAL ACCUMULATED DEPRECIATION                         (286,699,933)
PROPERTY PLANT & EQUIP, NET                             389,841,631
TOTAL INVESTMENTS IN SUBS                             3,647,321,415
GOODWILL - GROSS                                        370,667,674
GOODWILL - ACCUM AMORT                                  (42,960,664)
GOODWILL,  NET                                          327,707,010
TOTAL INTANGIBLE ASSETS                                  41,477,845
TOTAL ACCUM AMORTIZATION - INTANGIBLES                  (31,594,216)
INTANGIBLE ASSETS, NET                                    9,883,629
TOTAL STAND ALONE CAPS                                           --
TOTAL CAPS/COLLAR                                                --
INTEREST RATE HEDGES AT FMV                                      --
OTHER NON-CURRENT ASSETS                                         --
                                                      -------------
TOTAL ASSETS                                          4,975,841,461
                                                      =============

     ANC RENTAL CORPORATION, ET AL, CASE NO. 01-11200 JOINTLY ADMINISTERED
                            COMBINING BALANCE SHEET
                               DECEMBER 31, 2001

                                                         TOTAL USD
LIABILITIES:
SHORT TERM DEBT                                                  --
CURRENT PORTION L/T DEBT                                264,598,166
REVENUE EARNING VEHICLE DEBT - CURRENT                           --
TOTAL ACCOUNTS PAYABLE                                   89,587,576
DIP TOTAL ACCOUNTS PAYABLE                               38,437,773
TOTAL ACCOUNTS PAYABLE                                  128,025,349
TOTAL ACCR PAYROLL & BENEFITS                            26,032,032
ACCRUED INTEREST                                         15,134,880
ACCRUED REAL ESTATE TAXES                                 5,447,091
ACCRUED PERSONAL PROPERTY TAXES                              32,054
ACCRUED AUDIT & TAX FEES                                    384,702
ACCRUED CONSULTING FEES                                          --
ACCRUED OTHER PROFESSIONAL FEES                             971,968
ACCRUED ADVERTISING FUND                                  7,482,553
ACCRUED BUSINESS TAXES & LICENSES                                --
ACCRUED ROYALTIES                                                --
IAG AL/GL                                                58,913,919
SALES TAX PAYABLE                                        10,097,924
USE TAXES PAYABLE                                            37,572
SALES TAX - VEHICLE SALES                                        --
VAT OUTPUT                                                       --
VAT INPUT                                                        --
PROVINCIAL SALES TAX                                             --
STATE SURCHARGES                                         11,671,007
COUNTY SURCHARGES                                           180,336
CITY SURCHARGES                                             729,764
MOTOR VEHICLE RENTAL TAX                                  2,475,415
STATE/LOCAL TAX - FUEL                                       36,501
INTANGIBLE TAXES PAYABLE                                         --
MISC. NON INCOME TAX ACCRUALS                                    --
ACCRUED GENERAL LIABILITY INSURANCE                         312,904
GROUP INSURANCE/MEDICAL                                  11,121,886
MEDICAL CLAIMS PRIOR TO 1/1/00                                   --
WORKERS' COMP                                            19,595,759
SELF INSURANCE RESERVES CURRENT PORTION                  68,860,008
OTHER CURRENT LIABILITIES                                        --
ACCRUED FLEET RESERVES                                   10,750,845
TOTAL CUSTOMER DEPOSITS                                   5,857,398
TOTAL DEFERRED REVENUE - CURRENT                          5,294,468
EST. VEHICLE RENTAL LIABILITY CLAIMS                      3,800,000
ESTIMATED DEBT - VEHICLE RENTAL                                  --
ACCRUED LEGAL FEES                                        6,198,640
ACCRUED ENVIRONMENTAL RESERVE                             2,626,458
ACCRUED INCOME TAXES                                     (1,866,473)
ACCRUED FLEET TRANSPORTATION                                     --
ACCRUED FUEL COSTS                                               --
OTHER ACCRUED INSURANCE                                      96,416
ACCRUED RENT                                             22,490,306
ACCRUED AIRPORT CONCESSIONS                               3,616,338
ACCRUED AIRPORT SETTLEMENTS                                      --
ACCRUED TELEPHONE/COMMUNICATIONS                                 --
ACCRUED UTILITIES                                                --
ACCRUED OFFICE SUPPORT                                           --
ACCRUED FACILITIES MAINTENANCE                                   --
ACCRUED EQUIPMENT LEASE EXPENSE                           2,998,935
ACCRUED CORPORATE TRAVEL                                         --
CITY CLOSURE RESERVE                                      2,339,539
ACCRUED MERGER COSTS                                        716,926
UNREALIZED FOREIGN EXCHANGE                                      --
CONTINGENCY RESERVE                                              --
OTHER ACCRUED EXPENSES                                       42,362
OTHER ACCRUED LIABILITIES                                49,777,341
DIP TOTAL ACCRUED LIABILITIES                            42,416,997
TOTAL CURRENT LIABILITIES                               789,298,286

     ANC RENTAL CORPORATION, ET AL, CASE NO. 01-11200 JOINTLY ADMINISTERED
                            COMBINING BALANCE SHEET
                               DECEMBER 31, 2001

                                                         TOTAL USD
LONG TERM LIABILITIES:
24000 - TRANSFERS TO/FROM LONG TERM                              --
TOTAL LONG TERM REV FINANCING                                    --
POST RETIREMENT LIABILITY                                12,395,854
SELF INSURANCE RESERVES LONG TERM                        91,670,786
DEFERRED REVENUE - PEROT                                 19,764,318
DEFERRED GAIN SALE/LEASEBACK                             32,837,174
OTHER L/T LIABILITIES                                            --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES                255,577,207
DEFERRED TAXES FOR FMV HEDGES                                    --
INTEREST RATE HEDGES AT FMV (LIAB)                       82,260,000
TOTAL L/T LIABILITIES                                   494,505,339
MINORITY INTEREST                                         1,942,000
TOTAL INTERCOMPANY                                      787,958,487
OUT OF BALANCE                                              (80,027)
TOTAL LIABILITIES                                     2,073,624,085

EQUITIES:
COMMON STOCK                                                  6,233
ADDITIONAL PAID IN CAPITAL                              113,322,896
CONTRIBUTED CAPITAL                                   3,358,893,453
WARRANTS ISSUED                                          11,730,481
DIVIDENDS DECLARED/DISTRIBUTIONS                        (21,380,672)
TRANSLATION ADJUSTMENT                                   (7,129,171)
UNREAL.G/L) ON AVAIL SALE SECURITIES                             --
NET DEFERRED GAIN/LOSS)                                  (2,226,843)
TOTAL STAND ALONE CAPS                                     (910,572)
TOTAL COLLARS                                           (75,591,474)
RETAINED EARNINGS                                      (474,496,955)
NET WORTH                                             2,902,217,376
                                                      -------------
TOTAL LIAB/NET WORTH                                  4,975,841,461
                                                      =============

     ANC RENTAL CORPORATION, ET AL, CASE NO. 01-11200 JOINTLY ADMINISTERED
                            COMBINING BALANCE SHEET
                               DECEMBER 31, 2001

                                                                                                                           ANC
ANC RENTAL CORPORATION                                              ALAMO          ALAMO RENT                           COLLECTOR
COMBINING BALANCE SHEET,                         ANC RENTAL      INTERNATIONAL       A CAR-           ALAMO RENT A        CORP -
31 DEC 01                                       CORPORATION       SALES, INC.     MANAGEMENT LP         CAR LLC          NATIONAL
                                               -------------     -------------    ------------        ------------      -----------
                                                   1500              1022            1031                1006              1121
                                                   USD               USD             USD                 USD               USD

Cash & Cash Equivalents                           (2,031,458)            --                 --            928,255                --
Cash & Cash Equivalents DIP                       (1,368,739)            --                 --         (4,563,978)               --
Cash & Cash Equivalents plus cash DIP             (3,400,197)            --                 --         (3,635,723)               --
Restricted Cash                                           --             --                 --                 --                --
Proceeds from Sale/Leaseback                              --             --                 --                 --                --
Total Cash & Cash Equivalents                     (3,400,197)            --                 --         (3,635,723)               --
Receivables - Trade                                       --             --                 --                 --                --
Receivables - Central Billing                             --             --                 --                 --                --
Receivables - Credit Cards                                --             --                 --            511,388                --
Receivables - TA/TO                                       --             --                 --         18,950,544                --
Receivables - Vehicle Manufacturer                        --             --                 --         23,922,758                --
Receivables - Vehicle Other                               --             --                 --         13,670,171                --
Receivables - Other                                  757,415             --                 --          2,586,716                --
Gross Receivables                                    757,415             --                 --         59,641,577                --
Less: Reserve                                       (402,550)            --                 --         (4,440,873)               --
Net Receivable                                       354,865             --                 --         55,200,704                --
DIP Receivables - Trade                                   --             --                 --                 --                --
DIP Receivables - Central Billing                         --             --                 --                 --                --
DIP Receivables - Credit Cards                            --             --                 --          4,113,752                --
DIP Receivables - TA/TO                                   --             --                 --         17,499,443                --
DIP Receivables - Vehicle Manufacturer                    --             --                 --           (326,851)               --
DIP Receivables - Vehicle Other                           --             --                 --          2,582,313                --
DIP Receivables - Other                                   --             --                 --             11,590                --
DIP Gross Receivables                                     --             --                 --         23,880,247                --
Less: DIP Reserve                                         --             --                 --         (1,036,332)               --
DIP Net Receivable                                        --             --                 --         22,843,915                --
Total Gross Receivables                              757,415             --                 --         83,521,824                --
Less: Total Reserves                                (402,550)            --                 --         (5,477,205)               --
Total Net Receivable                                 354,865             --                 --         78,044,619                --
Net Inventory                                             --             --                 --          1,100,000                --
Prepaid Expenses                                     285,742          4,043                 --         19,097,797                --
Total Deposits                                            --          1,392                 --            956,698                --
DIP Total Deposits                                 4,581,495             --                 --            768,070                --
Total Deposits                                     4,581,495          1,392                 --          1,724,768                --
Other Current Assets                                      --             --                 --                 --                --
Total Prepaid Exp/Other Current/Deposits           4,867,237          5,435                 --         20,822,565                --
Total Revenue Earning Vehicles - Gross                    --             --                 --        113,138,981                --
Total Revenue Earning Vehicles - Accum D                  --             --                 --        (46,129,430)               --
Total Revenue Earning Vehicles - Net                      --             --                 --         67,009,551                --
Total Current Assets                               1,821,905          5,435                 --        163,341,012                --
Gross Property Plant & Equipment                   1,584,810          6,687                 --        248,636,441                --
Total Accumulated Depreciation                    (1,196,229)        (6,008)                --       (122,816,278)               --
Property Plant & Equip, Net                          388,581            679                 --        125,820,163                --
Total Investments in Subs                      2,376,307,685             --                330        152,051,423                --
Goodwill - Gross                                          --             --                 --        135,394,426                --
Goodwill - Accum Amort                                    --             --                 --        (15,628,764)               --
Goodwill,  Net                                            --             --                 --        119,765,662                --
Total Intangible Assets                           38,846,880             --                 --                 --                --
Total Accum Amortization - Intangibles           (28,963,251)            --                 --                 --                --
Intangible Assets, Net                             9,883,629             --                 --                 --                --
Total Stand Alone Caps                                    --             --                 --                 --                --
Total Caps/Collar                                         --             --                 --                 --                --
Interest rate hedges at FMV                               --             --                 --                 --                --
Other Non-Current Assets                                  --             --                 --                 --                --
Total Assets                                   2,388,401,800          6,114                330        560,978,260                --

Short Term Debt                                           --             --                 --                 --                --
Current Portion L/T Debt                         229,598,166             --                 --                 --                --
Revenue Earning Vehicle Debt - Current                    --             --                 --                 --                --
Total Accounts Payable                             4,458,802             --                 --         39,796,793                --
DIP Total Accounts Payable                         4,414,541             --                 --         14,895,551                --
Total Accounts Payable                             8,873,343             --                 --         54,692,344                --
Total Accr Payroll & Benefits                      4,719,025         18,396                 --          7,261,887                --
Accrued Interest                                  12,027,165             --                 --                 --                --
Accrued Real Estate Taxes                                 --             --                 --          1,384,052                --
Accrued Personal Property Taxes                           --             --                 --                 --                --
Accrued Audit & Tax Fees                             144,754             --                 --             83,139                --
Accrued Consulting Fees                                   --             --                 --                 --                --
Accrued Other Professional Fees                     827,189             --                 --                 --                --
Accrued Advertising fund                                  --             --                 --          3,318,438                --
Accrued Business Taxes & Licenses                         --             --                 --                 --                --
Accrued Royalties                                         --             --                 --                 --                --
IAG AL/GL                                         58,913,919             --                 --                 --                --
Sales Tax Payable                                         --         44,105                 --          4,724,260                --
Use Taxes Payable                                         --             --                 --             37,205                --
Sales Tax - Vehicle Sales                                 --             --                 --                 --                --
Vat Output                                                --             --                 --                 --                --


ANC RENTAL CORPORATION                             ANC
COMBINING BALANCE SHEET,                        COLLECTOR      ANC-                          ANC     ANC INFORMATION       ANC
31 DEC 01                                         CORP-     COLLECTOR     ANC FINANCIAL   FINANCIAL     TECHNOLOGY     INFORMATION
                                                  ALAMO    CORP. - SRAC    CORPORATION       LP            INC.       TECHNOLOGY, LP
                                               ----------  ------------   -------------   ---------  ---------------  --------------
                                                  1032         1211          1504           1506           1301            1509
                                                  USD          USD           USD            USD            USD             USD

CASH & CASH EQUIVALENTS                             --    (2,378,985)             --    299,336,385        -               --
CASH & CASH EQUIVALENTS DIP                         --            --              --             --        -               --
CASH & CASH EQUIVALENTS PLUS CASH DIP               --    (2,378,985)             --    299,336,385        -               --
RESTRICTED CASH                                     --            --              --             --        -               --
PROCEEDS FROM SALE/LEASEBACK                        --            --              --             --        -               --
TOTAL CASH & CASH EQUIVALENTS                       --    (2,378,985)             --    299,336,385        -               --
RECEIVABLES - TRADE                                 --            --              --             --        -               --
RECEIVABLES - CENTRAL BILLING                       --            --              --             --        -               --
RECEIVABLES - CREDIT CARDS                          --            --              --             --        -               --
RECEIVABLES - TA/TO                                 --            --              --             --        -               --
RECEIVABLES - VEHICLE MANUFACTURER                  --            --              --             --        -               --
RECEIVABLES - VEHICLE OTHER                         --            --              --             --        -               --
RECEIVABLES - OTHER                                 --            --              --         50,896        -               --
GROSS RECEIVABLES                                   --            --              --         50,896        -               --
LESS: RESERVE                                       --            --              --             --        -               --
NET RECEIVABLE                                      --            --              --         50,896        -               --
DIP RECEIVABLES - TRADE                             --            --              --             --        -               --
DIP RECEIVABLES - CENTRAL BILLING                   --            --              --             --        -               --
DIP RECEIVABLES - CREDIT CARDS                      --            --              --             --        -               --
DIP RECEIVABLES - TA/TO                             --            --              --             --        -               --
DIP RECEIVABLES - VEHICLE MANUFACTURER              --            --              --             --        -               --
DIP RECEIVABLES - VEHICLE OTHER                     --            --              --             --        -               --
DIP RECEIVABLES - OTHER                             --            --              --             --        -               --
DIP GROSS RECEIVABLES                               --            --              --             --        -               --
Less: DIP Reserve                                   --            --              --             --        -               --
DIP NET RECEIVABLE                                  --            --              --             --        -               --
TOTAL GROSS RECEIVABLES                             --            --              --         50,896        -               --
LESS: TOTAL RESERVES                                --            --              --             --        -               --
TOTAL NET RECEIVABLE                                --            --              --         50,896        -               --
NET INVENTORY                                       --            --              --             --        -               --
PREPAID EXPENSES                                    --            --              --             --        -               --
TOTAL DEPOSITS                                      --            --              --             --        -               --
DIP TOTAL DEPOSITS                                  --            --              --             --        -               --
TOTAL DEPOSITS                                      --            --              --             --        -               --
OTHER CURRENT ASSETS                                --            --              --             --        -               --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS            --            --              --             --        -               --
TOTAL REVENUE EARNING VEHICLES - GROSS              --            --              --             --        -               --
TOTAL REVENUE EARNING VEHICLES - ACCUM D            --            --              --             --        -               --
TOTAL REVENUE EARNING VEHICLES - NET                --            --              --             --        -               --
TOTAL CURRENT ASSETS                                --    (2,378,985)             --    299,387,281        -               --
GROSS PROPERTY PLANT & EQUIPMENT                    --            --       5,504,160             --        -      254,939,702
TOTAL ACCUMULATED DEPRECIATION                      --            --      (1,137,658)            --        -      (86,120,498)
PROPERTY PLANT & EQUIP, NET                         --            --       4,366,502             --        -      168,819,204
TOTAL INVESTMENTS IN SUBS                        1,000            --     222,541,572             --        -               --
GOODWILL - GROSS                                    --            --              --             --        -               --
GOODWILL - ACCUM AMORT                              --            --              --             --        -               --
GOODWILL,  NET                                      --            --              --             --        -               --
TOTAL INTANGIBLE ASSETS                             --            --              --             --        -               --
TOTAL ACCUM AMORTIZATION - INTANGIBLES              --            --              --             --        -               --
INTANGIBLE ASSETS, NET                              --            --              --             --        -               --
TOTAL STAND ALONE CAPS                              --            --              --             --        -               --
TOTAL CAPS/COLLAR                                   --            --              --             --        -               --
INTEREST RATE HEDGES AT FMV                         --            --              --             --        -               --
OTHER NON-CURRENT ASSETS                            --            --              --             --        -               --
TOTAL ASSETS                                      1,000   (2,378,985)    226,908,074    299,387,281        -      168,819,204

SHORT TERM DEBT                                     --            --              --             --        -               --
CURRENT PORTION L/T DEBT                            --            --              --             --        -               --
REVENUE EARNING VEHICLE DEBT - CURRENT              --            --              --             --        -               --
TOTAL ACCOUNTS PAYABLE                              --       (44,725)             --             --        -                1
DIP TOTAL ACCOUNTS PAYABLE                          --            --              --         (3,568)       -               --
TOTAL ACCOUNTS PAYABLE                              --       (44,725)             --         (3,568)       -                1
TOTAL ACCR PAYROLL & BENEFITS                       --            --              --             --        -        1,035,957
ACCRUED INTEREST                                    --            --              --             --        -               --
ACCRUED REAL ESTATE TAXES                           --            --              --             --        -          705,684
ACCRUED PERSONAL PROPERTY TAXES                     --            --              --             --        -               --
ACCRUED AUDIT & TAX FEES                            --            --              --             --        -               --
ACCRUED CONSULTING FEES                             --            --              --             --        -               --
ACCRUED OTHER PROFESSIONAL FEES                     --            --              --             --        -               --
ACCRUED ADVERTISING FUND                            --            --              --             --        -               --
ACCRUED BUSINESS TAXES & LICENSES                   --            --              --             --        -               --
ACCRUED ROYALTIES                                   --            --              --             --        -               --
IAG AL/GL                                           --            --              --             --        -               --
SALES TAX PAYABLE                                   --            --              --             --        -               --
USE TAXES PAYABLE                                   --            --              --             --        -               --
SALES TAX - VEHICLE SALES                           --            --              --             --        -               --
VAT OUTPUT                                          --            --              --             --        -               --


                                                                                        ANC
ANC RENTAL CORPORATION                            ANC                  ANC            PAYROLL
COMBINING BALANCE SHEET,                       MANAGEMENT          MANAGEMENT      ADMINISTRATION    ARC -
31 DEC 01                                    SERVICES, CORP        SERVICES LP         LLC          GP, INC.           ARC-TM, INC.
                                             --------------        -----------     --------------   --------          -------------
                                                  1501                1503             1508           1030                1021
                                                  USD                 USD              USD            USD                 USD

CASH & CASH EQUIVALENTS                             --                 --               --             --                   --
CASH & CASH EQUIVALENTS DIP                         --                 --               --             --                   --
CASH & CASH EQUIVALENTS PLUS CASH DIP               --                 --               --             --                   --
RESTRICTED CASH                                     --                 --               --             --                   --
PROCEEDS FROM SALE/LEASEBACK                        --                 --               --             --                   --
TOTAL CASH & CASH EQUIVALENTS                       --                 --               --             --                   --
RECEIVABLES - TRADE                                 --                 --               --             --                   --
RECEIVABLES - CENTRAL BILLING                       --                 --               --             --                   --
RECEIVABLES - CREDIT CARDS                          --                 --               --             --                   --
RECEIVABLES - TA/TO                                 --                 --               --             --                   --
RECEIVABLES - VEHICLE MANUFACTURER                  --                 --               --             --                   --
RECEIVABLES - VEHICLE OTHER                         --                 --               --             --                   --
RECEIVABLES - OTHER                                 --                 --               --             --                   --
GROSS RECEIVABLES                                   --                 --               --             --                   --
LESS: RESERVE                                       --                 --               --             --                   --
NET RECEIVABLE                                      --                 --               --             --                   --
DIP RECEIVABLES - TRADE                             --                 --               --             --                   --
DIP RECEIVABLES - CENTRAL BILLING                   --                 --               --             --                   --
DIP RECEIVABLES - CREDIT CARDS                      --                 --               --             --                   --
DIP RECEIVABLES - TA/TO                             --                 --               --             --                   --
DIP RECEIVABLES - VEHICLE MANUFACTURER              --                 --               --             --                   --
DIP RECEIVABLES - VEHICLE OTHER                     --                 --               --             --                   --
DIP RECEIVABLES - OTHER                             --                 --               --             --                   --
DIP GROSS RECEIVABLES                               --                 --               --             --                   --
Less: DIP Reserve                                   --                 --               --             --                   --
DIP NET RECEIVABLE                                  --                 --               --             --                   --
TOTAL GROSS RECEIVABLES                             --                 --               --             --                   --
LESS: TOTAL RESERVES                                --                 --               --             --                   --
TOTAL NET RECEIVABLE                                --                 --               --             --                   --
NET INVENTORY                                       --                 --               --             --                   --
PREPAID EXPENSES                                    --                 --               --             --                   --
TOTAL DEPOSITS                                      --                 --               --             --                   --
DIP TOTAL DEPOSITS                                  --                 --               --             --                   --
TOTAL DEPOSITS                                      --                 --               --             --                   --
OTHER CURRENT ASSETS                                --                 --               --             --                   --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS            --                 --               --             --                   --
TOTAL REVENUE EARNING VEHICLES - GROSS              --                 --               --             --                   --
TOTAL REVENUE EARNING VEHICLES - ACCUM D            --                 --               --             --                   --
TOTAL REVENUE EARNING VEHICLES - NET                --                 --               --             --                   --
TOTAL CURRENT ASSETS                                --                 --               --             --                   --
GROSS PROPERTY PLANT & EQUIPMENT                    --             11,542           22,523             --            1,062,681
TOTAL ACCUMULATED DEPRECIATION                      --             (4,166)          (2,599)            --           (1,003,844)
PROPERTY PLANT & EQUIP, NET                         --              7,376           19,924             --               58,837
TOTAL INVESTMENTS IN SUBS                           10                 --               --              1                2,665
GOODWILL - GROSS                                    --                 --               --             --                   --
GOODWILL - ACCUM AMORT                              --                 --               --             --                   --
GOODWILL,  NET                                      --                 --               --             --                   --
TOTAL INTANGIBLE ASSETS                             --                 --               --             --                   --
TOTAL ACCUM AMORTIZATION - INTANGIBLES              --                 --               --             --                   --
INTANGIBLE ASSETS, NET                              --                 --               --             --                   --
TOTAL STAND ALONE CAPS                              --                 --               --             --                   --
TOTAL CAPS/COLLAR                                   --                 --               --             --                   --
INTEREST RATE HEDGES AT FMV                         --                 --               --             --                   --
OTHER NON-CURRENT ASSETS                            --                 --               --             --                   --
TOTAL ASSETS                                        10              7,376           19,924              1               61,502

SHORT TERM DEBT                                     --                 --               --             --                   --
CURRENT PORTION L/T DEBT                            --                 --               --             --                   --
REVENUE EARNING VEHICLE DEBT - CURRENT              --                 --               --             --                   --
TOTAL ACCOUNTS PAYABLE                              --                 --             (180)            --                   --
DIP TOTAL ACCOUNTS PAYABLE                          --                 --           12,000             --                   --
TOTAL ACCOUNTS PAYABLE                              --                 --           11,820             --                   --
TOTAL ACCR PAYROLL & BENEFITS                       --             25,090           33,823             --                   --
ACCRUED INTEREST                                    --                 --               --             --                   --
ACCRUED REAL ESTATE TAXES                           --                 --               --             --                   --
ACCRUED PERSONAL PROPERTY TAXES                     --                 --               --             --                   --
ACCRUED AUDIT & TAX FEES                            --                 --               --             --                   --
ACCRUED CONSULTING FEES                             --                 --               --             --                   --
ACCRUED OTHER PROFESSIONAL FEES                     --                 --               --             --                   --
ACCRUED ADVERTISING FUND                            --                 --               --             --                   --
ACCRUED BUSINESS TAXES & LICENSES                   --                 --               --             --                   --
ACCRUED ROYALTIES                                   --                 --               --             --                   --
IAG AL/GL                                           --                 --               --             --                   --
SALES TAX PAYABLE                                   --                 --               --             --                   --
USE TAXES PAYABLE                                   --                 --               --             --                   --
SALES TAX - VEHICLE SALES                           --                 --               --             --                   --
VAT OUTPUT                                          --                 --               --             --                   --


ANC RENTAL CORPORATION                                                           CLAIMS
COMBINING BALANCE SHEET,                      AUTO RENTAL       CAR RENTAL      MANAGEMENT      GUY SALMON             1253 -
31 DEC 01                                        INC.          CLAIMS, INC.    CENTER, INC.      USA, INC.            SUBMITTED
                                              -----------      ------------    ------------     ----------          ------------
                                                 1116              1118          1023              1020               1253.000
                                                 USD               USD           USD               USD                   USD

Cash & Cash Equivalents                           -               35,727           -                --                    --
Cash & Cash Equivalents DIP                       -              126,978           -                --                    --
Cash & Cash Equivalents plus cash DIP             -              162,705           -                --                    --
Restricted Cash                                   -                   --           -                --                    --
Proceeds from Sale/Leaseback                      -                   --           -                --                    --
Total Cash & Cash Equivalents                     -              162,705           -                --                    --
Receivables - Trade                               -                   --           -                --                    --
Receivables - Central Billing                     -                   --           -                --                    --
Receivables - Credit Cards                        -                   --           -                --                    --
Receivables - TA/TO                               -                   --           -                --                    --
Receivables - Vehicle Manufacturer                -                   --           -                --                    --
Receivables - Vehicle Other                       -                   --           -                --                    --
Receivables - Other                               -              173,554           -                --                    --
Gross Receivables                                 -              173,554           -                --                    --
Less: Reserve                                     -                   --           -                --                    --
Net Receivable                                    -              173,554           -                --                    --
DIP Receivables - Trade                           -                   --           -                --                    --
DIP Receivables - Central Billing                 -                   --           -                --                    --
DIP Receivables - Credit Cards                    -                   --           -                --                    --
DIP Receivables - TA/TO                           -                   --           -                --                    --
DIP Receivables - Vehicle Manufacturer            -                   --           -                --                    --
DIP Receivables - Vehicle Other                   -                   --           -                --                    --
DIP Receivables - Other                           -              244,763           -                --                    --
DIP Gross Receivables                             -              244,763           -                --                    --
Less: DIP Reserve                                 -                   --           -                --                    --
DIP Net Receivable                                -              244,763           -                --                    --
Total Gross Receivables                           -              418,317           -                --                    --
Less: Total Reserves                              -                   --           -                --                    --
Total Net Receivable                              -              418,317           -                --                    --
Net Inventory                                     -                   --           -                --                    --
Prepaid Expenses                                  -                   --           -                --                    --
Total Deposits                                    -                   --           -                --                    --
DIP Total Deposits                                -                   --           -                --                    --
Total Deposits                                    -                   --           -                --                    --
Other Current Assets                              -                   --           -                --                    --
Total Prepaid Exp/Other Current/Deposits          -                   --           -                --                    --
Total Revenue Earning Vehicles - Gross            -                   --           -                --                    --
Total Revenue Earning Vehicles - Accum D          -                   --           -                --                    --
Total Revenue Earning Vehicles - Net              -                   --           -                --                    --
Total Current Assets                              -              581,022           -                --                    --
Gross Property Plant & Equipment                  -            1,257,933           -                --                    --
Total Accumulated Depreciation                    -             (946,965)          -                --                    --
Property Plant & Equip, Net                       -              310,968           -                --                    --
Total Investments in Subs                         -                   --           -                --            93,234,567
Goodwill - Gross                                  -                   --           -                --                    --
Goodwill - Accum Amort                            -                   --           -                --                    --
Goodwill,  Net                                    -                   --           -                --                    --
Total Intangible Assets                           -                   --           -                --                    --
Total Accum Amortization - Intangibles            -                   --           -                --                    --
Intangible Assets, Net                            -                   --           -                --                    --
Total Stand Alone Caps                            -                   --           -                --                    --
Total Caps/Collar                                 -                   --           -                --                    --
Interest rate hedges at FMV                       -                   --           -                --                    --
Other Non-Current Assets                          -                   --           -                --                    --
Total Assets                                      -              891,990           -                --            93,234,567

Short Term Debt                                   -                   --           -                --                    --
Current Portion L/T Debt                          -                   --           -                --                    --
Revenue Earning Vehicle Debt - Current            -                   --           -                --                    --
Total Accounts Payable                            -               (4,141)          -                --                    --
DIP Total Accounts Payable                        -               93,150           -                --                    --
Total Accounts Payable                            -               89,009           -                --                    --
Total Accr Payroll & Benefits                     -              995,415           -                --                    --
Accrued Interest                                  -                   --           -                --                    --
Accrued Real Estate Taxes                         -                   --           -                --                    --
Accrued Personal Property Taxes                   -                   --           -                --                    --
Accrued Audit & Tax Fees                          -                   --           -                --                    --
Accrued Consulting Fees                           -                   --           -                --                    --
Accrued Other Professional Fees                   -                   --           -                --                    --
Accrued Advertising fund                          -                   --           -                --                    --
Accrued Business Taxes & Licenses                 -                   --           -                --                    --
Accrued Royalties                                 -                   --           -                --                    --
IAG AL/GL                                         -                   --           -                --                    --
Sales Tax Payable                                 -                   --           -                --                    --
Use Taxes Payable                                 -                   --           -                --                    --
Sales Tax - Vehicle Sales                         -                   --           -                --                    --
Vat Output                                        -                   --           -                --                    --

     ANC RENTAL CORPORATION, ET AL, CASE NO. 01-11200 JOINTLY ADMINISTERED
                            COMBINING BALANCE SHEET
                               DECEMBER 31, 2001


                                                                                                                           ANC
ANC RENTAL CORPORATION                                              ALAMO          ALAMO RENT                           COLLECTOR
COMBINING BALANCE SHEET,                         ANC RENTAL      INTERNATIONAL       A CAR-           ALAMO RENT A        CORP -
31 DEC 01                                       CORPORATION       SALES, INC.     MANAGEMENT LP         CAR LLC          NATIONAL
                                               -------------     -------------    ------------        ------------      -----------
                                                   1500              1022            1031                1006              1121
                                                   USD               USD             USD                 USD               USD

Vat Input                                                 --             --                 --                 --                --
Provincial Sales Tax                                      --             --                 --                 --                --
State Surcharges                                          --             --                 --          6,682,176                --
County Surcharges                                         --             --                 --            180,336                --
City Surcharges                                           --             --                 --            729,764                --
Motor Vehicle Rental Tax                                  --             --                 --          2,475,415                --
State/Local Tax - Fuel                                    --             --                 --             24,642                --
Intangible Taxes Payable                                  --             --                 --                 --                --
Misc. Non Income Tax Accruals                             --             --                 --                 --                --
Accrued General Liability Insurance                       --             --                 --            216,345                --
Group Insurance/Medical                           11,121,886             --                 --                 --                --
Medical Claims Prior to 1/1/00                            --             --                 --                 --                --
Workers' Comp                                        559,135          4,261                 --          4,253,536                --
Self Insurance Reserves Current Portion                   --             --                 --          4,358,283                --
Other Current Liabilities                                 --             --                 --                 --                --
Accrued Fleet Reserves                                    --             --                 --            219,919                --
Total Customer Deposits                                   --             --                 --          4,224,889                --
Total Deferred Revenue - Current                          --             --                 --          5,294,468                --
Est. Vehicle Rental Liability Claims                      --             --                 --          2,500,000                --
Estimated Debt - Vehicle Rental                           --             --                 --                 --                --
Accrued Legal Fees                                 6,198,640             --                 --                 --                --
Accrued Environmental Reserve                             --             --                 --            954,763                --
Accrued Income Taxes                              (1,866,473)            --                 --                 --                --
Accrued Fleet Transportation                              --             --                 --                 --                --
Accrued Fuel Costs                                        --             --                 --                 --                --
Other Accrued Insurance                                   --             --                 --             68,834                --
Accrued Rent                                       3,243,311             --                 --         16,334,330                --
Accrued Airport Concessions                               --             --                 --          2,663,687                --
Accrued Airport Settlements                               --             --                 --                 --                --
Accrued Telephone/Communications                          --             --                 --                 --                --
Accrued Utilities                                         --             --                 --                 --                --
Accrued Office Support                                    --             --                 --                 --                --
Accrued Facilities Maintenance                            --             --                 --                 --                --
Accrued Equipment Lease Expense                       11,277             --                 --          1,444,828                --
Accrued Corporate Travel                                  --             --                 --                 --                --
City Closure Reserve                                      --             --                 --          2,339,539                --
Accrued Merger Costs                                      --             --                 --            716,926                --
Unrealized Foreign Exchange                               --             --                 --                 --                --
Contingency Reserve                                       --             --                 --                 --                --
Other Accrued Expenses                                    --             --                 --                 --                --
Other Accrued Liabilities                         12,646,728         31,980                 --          9,881,219                --
DIP Total Accrued Liabilities                      1,011,190          5,524                 --         19,439,999                --
Total Current Liabilities                        348,029,255        104,266                 --        156,505,223                --
24000 - Transfers to/from Long Term                       --             --                 --                 --                --
Total Long Term REV Financing                             --             --                 --                 --                --
Post Retirement Liability                                 --             --                 --                 --                --
Self Insurance Reserves Long Term                         --             --                 --         34,539,864                --
Deferred Revenue - Perot                                  --             --                 --                 --                --
Deferred Gain Sale/Leaseback                              --             --                 --         11,268,669                --
Other L/T Liabilities                                     --             --                 --                 --                --
Deferred Income Tax (Assets)/Liabilities         255,577,207             --                 --                 --                --
Deferred taxes for FMV hedges                             --             --                 --                 --                --
Interest Rate hedges at FMV (Liab)                82,260,000             --                 --                 --                --
Total L/T Liabilities                            337,837,207             --                 --         45,808,533                --
Minority Interest                                         --             --                 --                 --                --
Total Intercompany                             1,692,003,618       (104,428)      (111,341,576)       222,691,051       (23,717,839)
Out of Balance                                            (6)            (1)                 1                  9                --
Total Liabilities                              2,377,870,074           (163)      (111,341,575)       425,004,816       (23,717,839)

Common Stock                                           1,535          1,000                 --             (1,979)              333
Additional Paid in Capital                        18,615,925          3,000                 --         10,026,145                --
Contributed Capital                              (45,585,882)            --              1,000        838,074,315                --
Warrants Issued                                   11,730,481             --                 --                 --                --
Dividends Declared/Distributions                 408,745,948             --                 --        (38,600,721)               --
Translation Adjustment                               376,820             --                 --         (2,407,552)               --
Unreal.G/(L) on Avail Sale Securities                     --             --                 --                 --                --
Net deferred gain/(loss)                          (2,226,843)            --                 --                 --                --
Total Stand Alone Caps                              (910,572)            --                 --                 --                --
Total Collars                                    (75,591,474)            --                 --                 --                --
Retained Earnings                               (304,624,212)         2,277        111,340,905       (671,116,764)       23,717,506
Net Worth                                         10,531,726          6,277        111,341,905        135,973,444        23,717,839
Total Liab/Net Worth                           2,388,401,800          6,114                330        560,978,260                --


ANC RENTAL CORPORATION                          ANC-          ANC-                         ANC       ANC INFORMATION      ANC
COMBINING BALANCE SHEET,                     COLLECTOR      COLLECTOR    ANC FINANCIAL   FINANCIAL     TECHNOLOGY      INFORMATION
31 DEC 01                                  CORP. - ALAMO  CORP. - SRAC   CORPORATION        LP            INC.        TECHNOLOGY, LP
                                           -------------  ------------   ------------   -----------  ---------------  --------------
                                               1032           1211          1504           1506           1301            1509
                                               USD            USD           USD            USD            USD             USD

VAT INPUT                                          --             --              --             --        -               --
PROVINCIAL SALES TAX                               --             --              --             --        -               --
STATE SURCHARGES                                   --             --              --             --        -               --
COUNTY SURCHARGES                                  --             --              --             --        -               --
CITY SURCHARGES                                    --             --              --             --        -               --
MOTOR VEHICLE RENTAL TAX                           --             --              --             --        -               --
STATE/LOCAL TAX - FUEL                             --             --              --             --        -               --
INTANGIBLE TAXES PAYABLE                           --             --              --             --        -               --
MISC. NON INCOME TAX ACCRUALS                      --             --              --             --        -               --
ACCRUED GENERAL LIABILITY INSURANCE                --             --              --             --        -               --
GROUP INSURANCE/MEDICAL                            --             --              --             --        -               --
MEDICAL CLAIMS PRIOR TO 1/1/00                     --             --              --             --        -               --
WORKERS' COMP                                      --             --              --             --        -          261,496
SELF INSURANCE RESERVES CURRENT PORTION            --             --              --             --        -               --
OTHER CURRENT LIABILITIES                          --             --              --             --        -               --
ACCRUED FLEET RESERVES                             --             --              --             --        -               --
TOTAL CUSTOMER DEPOSITS                            --             --              --             --        -               --
TOTAL DEFERRED REVENUE - CURRENT                   --             --              --             --        -               --
EST. VEHICLE RENTAL LIABILITY CLAIMS               --             --              --             --        -               --
ESTIMATED DEBT - VEHICLE RENTAL                    --             --              --             --        -               --
ACCRUED LEGAL FEES                                 --             --              --             --        -               --
ACCRUED ENVIRONMENTAL RESERVE                      --             --              --             --        -               --
ACCRUED INCOME TAXES                               --             --              --             --        -               --
ACCRUED FLEET TRANSPORTATION                       --             --              --             --        -               --
ACCRUED FUEL COSTS                                 --             --              --             --        -               --
OTHER ACCRUED INSURANCE                            --             --              --             --        -               --
ACCRUED RENT                                       --             --              --             --        -               --
ACCRUED AIRPORT CONCESSIONS                        --             --              --             --        -               --
ACCRUED AIRPORT SETTLEMENTS                        --             --              --             --        -               --
ACCRUED TELEPHONE/COMMUNICATIONS                   --             --              --             --        -               --
ACCRUED UTILITIES                                  --             --              --             --        -               --
ACCRUED OFFICE SUPPORT                             --             --              --             --        -               --
ACCRUED FACILITIES MAINTENANCE                     --             --              --             --        -               --
ACCRUED EQUIPMENT LEASE EXPENSE                    --             --              --             --        -               --
ACCRUED CORPORATE TRAVEL                           --             --              --             --        -               --
CITY CLOSURE RESERVE                               --             --              --             --        -               --
ACCRUED MERGER COSTS                               --             --              --             --        -               --
UNREALIZED FOREIGN EXCHANGE                        --             --              --             --        -               --
CONTINGENCY RESERVE                                --             --              --             --        -               --
OTHER ACCRUED EXPENSES                             --             --              --             --        -               --
OTHER ACCRUED LIABILITIES                          --             --              --             --        -               --
DIP TOTAL ACCRUED LIABILITIES                      --             --              --             --        -               --
TOTAL CURRENT LIABILITIES                          --       (44,725)             --         (3,568)       -        2,003,138
24000 - TRANSFERS TO/FROM LONG TERM                --             --              --             --        -               --
TOTAL LONG TERM REV FINANCING                      --             --              --             --        -               --
POST RETIREMENT LIABILITY                          --             --              --             --        -               --
SELF INSURANCE RESERVES LONG TERM                  --             --              --             --        -               --
DEFERRED REVENUE - PEROT                           --             --              --             --        -       19,764,318
DEFERRED GAIN SALE/LEASEBACK                       --             --              --             --        -               --
OTHER L/T LIABILITIES                              --             --              --             --        -               --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES           --             --              --             --        -               --
DEFERRED TAXES FOR FMV HEDGES                      --             --              --             --        -               --
INTEREST RATE HEDGES AT FMV (LIAB)                 --             --              --             --        -               --
TOTAL L/T LIABILITIES                              --             --              --             --        -       19,764,318
MINORITY INTEREST                                  --             --              --             --        -               --
TOTAL INTERCOMPANY                        (19,658,310)    (4,171,525)        (18,408)   (38,729,630)       -      (11,604,183)
OUT OF BALANCE                                     --             --              (1)            (3)       -               (1)
TOTAL LIABILITIES                         (19,658,310)    (4,216,250)        (18,409)   (38,733,201)       -       10,163,272

COMMON STOCK                                      333             --           1,000             --        -               --
ADDITIONAL PAID IN CAPITAL                         --             --              --             --        -               --
CONTRIBUTED CAPITAL                                --            333     618,293,713    289,706,537        -      145,308,095
WARRANTS ISSUED                                    --             --              --             --        -               --
DIVIDENDS DECLARED/DISTRIBUTIONS                   --             --    (391,134,373)            --        -               --
TRANSLATION ADJUSTMENT                             --             --              --        (64,745)       -            3,372
UNREAL.G/(L) ON AVAIL SALE SECURITIES              --             --              --             --        -               --
NET DEFERRED GAIN/(LOSS)                           --             --              --             --        -               --
TOTAL STAND ALONE CAPS                             --             --              --             --        -               --
TOTAL COLLARS                                      --             --              --             --        -               --
RETAINED EARNINGS                          19,658,977      1,836,932        (233,857)    48,478,690        -       13,344,465
NET WORTH                                  19,659,310      1,837,265     226,926,483    338,120,482        -      158,655,932
TOTAL LIAB/NET WORTH                            1,000     (2,378,985)    226,908,074    299,387,281        -      168,819,204


                                                                                        ANC
ANC RENTAL CORPORATION                            ANC                  ANC            PAYROLL
COMBINING BALANCE SHEET,                       MANAGEMENT          MANAGEMENT      ADMINISTRATION    ARC -
31 DEC 01                                    SERVICES, CORP        SERVICES LP         LLC          GP, INC.           ARC-TM, INC.
                                             --------------        -----------     --------------   --------          -------------
                                                  1501                1503             1508           1030                1021
                                                  USD                 USD              USD            USD                 USD

VAT INPUT                                           --                 --               --             --                   --
PROVINCIAL SALES TAX                                --                 --               --             --                   --
STATE SURCHARGES                                    --                 --               --             --                   --
COUNTY SURCHARGES                                   --                 --               --             --                   --
CITY SURCHARGES                                     --                 --               --             --                   --
MOTOR VEHICLE RENTAL TAX                            --                 --               --             --                   --
STATE/LOCAL TAX - FUEL                              --                 --               --             --                   --
INTANGIBLE TAXES PAYABLE                            --                 --               --             --                   --
MISC. NON INCOME TAX ACCRUALS                       --                 --               --             --                   --
ACCRUED GENERAL LIABILITY INSURANCE                 --                 --               --             --                   --
GROUP INSURANCE/MEDICAL                             --                 --               --             --                   --
MEDICAL CLAIMS PRIOR TO 1/1/00                      --                 --               --             --                   --
WORKERS' COMP                                       --             15,134           14,043             --                   --
SELF INSURANCE RESERVES CURRENT PORTION             --                 --               --             --                   --
OTHER CURRENT LIABILITIES                           --                 --               --             --                   --
ACCRUED FLEET RESERVES                              --                 --               --             --                   --
TOTAL CUSTOMER DEPOSITS                             --                 --               --             --                   --
TOTAL DEFERRED REVENUE - CURRENT                    --                 --               --             --                   --
EST. VEHICLE RENTAL LIABILITY CLAIMS                --                 --               --             --                   --
ESTIMATED DEBT - VEHICLE RENTAL                     --                 --               --             --                   --
ACCRUED LEGAL FEES                                  --                 --               --             --                   --
ACCRUED ENVIRONMENTAL RESERVE                       --                 --               --             --                   --
ACCRUED INCOME TAXES                                --                 --               --             --                   --
ACCRUED FLEET TRANSPORTATION                        --                 --               --             --                   --
ACCRUED FUEL COSTS                                  --                 --               --             --                   --
OTHER ACCRUED INSURANCE                             --                 --               --             --                   --
ACCRUED RENT                                        --                 --               --             --                   --
ACCRUED AIRPORT CONCESSIONS                         --                 --               --             --                   --
ACCRUED AIRPORT SETTLEMENTS                         --                 --               --             --                   --
ACCRUED TELEPHONE/COMMUNICATIONS                    --                 --               --             --                   --
ACCRUED UTILITIES                                   --                 --               --             --                   --
ACCRUED OFFICE SUPPORT                              --                 --               --             --                   --
ACCRUED FACILITIES MAINTENANCE                      --                 --               --             --                   --
ACCRUED EQUIPMENT LEASE EXPENSE                     --                 --               --             --                   --
ACCRUED CORPORATE TRAVEL                            --                 --               --             --                   --
CITY CLOSURE RESERVE                                --                 --               --             --                   --
ACCRUED MERGER COSTS                                --                 --               --             --                   --
UNREALIZED FOREIGN EXCHANGE                         --                 --               --             --                   --
CONTINGENCY RESERVE                                 --                 --               --             --                   --
OTHER ACCRUED EXPENSES                              --                 --               --             --                   --
OTHER ACCRUED LIABILITIES                           --                 --          148,364             --                   --
DIP TOTAL ACCRUED LIABILITIES                       --                 --           10,000             --                   --
TOTAL CURRENT LIABILITIES                           --             40,224          218,050             --                   --
24000 - TRANSFERS TO/FROM LONG TERM                 --                 --               --             --                   --
TOTAL LONG TERM REV FINANCING                       --                 --               --             --                   --
POST RETIREMENT LIABILITY                           --                 --               --             --                   --
SELF INSURANCE RESERVES LONG TERM                   --                 --               --             --                   --
DEFERRED REVENUE - PEROT                            --                 --               --             --                   --
DEFERRED GAIN SALE/LEASEBACK                        --                 --               --             --                   --
OTHER L/T LIABILITIES                               --                 --               --             --                   --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES            --                 --               --             --                   --
DEFERRED TAXES FOR FMV HEDGES                       --                 --               --             --                   --
INTEREST RATE HEDGES AT FMV (LIAB)                  --                 --               --             --                   --
TOTAL L/T LIABILITIES                               --                 --               --             --                   --
MINORITY INTEREST                                   --                 --               --             --                   --
TOTAL INTERCOMPANY                              (1,125)        (1,328,249)        (282,988)          (999)        (184,052,270)
OUT OF BALANCE                                      --                  2               (2)            --                   (3)
TOTAL LIABILITIES                               (1,125)        (1,288,023)         (64,940)          (999)        (184,052,273)

COMMON STOCK                                       999                 --               --          1,000                   --
ADDITIONAL PAID IN CAPITAL                          --                 --               --             --                   --
CONTRIBUTED CAPITAL                                 --             22,725            3,000             --              528,735
WARRANTS ISSUED                                     --                 --               --             --                   --
DIVIDENDS DECLARED/DISTRIBUTIONS                    --                 --               --             --                   --
TRANSLATION ADJUSTMENT                              --                 --               --             --                   --
UNREAL.G/(L) ON AVAIL SALE SECURITIES               --                 --               --             --                   --
NET DEFERRED GAIN/(LOSS)                            --                 --               --             --                   --
TOTAL STAND ALONE CAPS                              --                 --               --             --                   --
TOTAL COLLARS                                       --                 --               --             --                   --
RETAINED EARNINGS                                  136          1,272,674           81,864             --          183,585,040
NET WORTH                                        1,135          1,295,399           84,864          1,000          184,113,775
TOTAL LIAB/NET WORTH                                10              7,376           19,924              1               61,502


ANC RENTAL CORPORATION                                                           CLAIMS
COMBINING BALANCE SHEET,                      AUTO RENTAL       CAR RENTAL      MANAGEMENT      GUY SALMON             1253 -
31 DEC 01                                        INC.          CLAIMS, INC.    CENTER, INC.      USA, INC.            SUBMITTED
                                              -----------      ------------    ------------     ----------          ------------
                                                 1116              1118          1023              1020               1253.000
                                                 USD               USD           USD               USD                   USD

Vat Input                                         -                   --           -                --                    --
Provincial Sales Tax                              -                   --           -                --                    --
State Surcharges                                  -                   --           -                --                    --
County Surcharges                                 -                   --           -                --                    --
City Surcharges                                   -                   --           -                --                    --
Motor Vehicle Rental Tax                          -                   --           -                --                    --
State/Local Tax - Fuel                            -                   --           -                --                    --
Intangible Taxes Payable                          -                   --           -                --                    --
Misc. Non Income Tax Accruals                     -                   --           -                --                    --
Accrued General Liability Insurance               -                   --           -                --                    --
Group Insurance/Medical                           -                   --           -                --                    --
Medical Claims Prior to 1/1/00                    -                   --           -                --                    --
Workers' Comp                                     -              304,062           -                --                    --
Self Insurance Reserves Current Portion           -                   --           -                --                    --
Other Current Liabilities                         -                   --           -                --                    --
Accrued Fleet Reserves                            -                   --           -                --                    --
Total Customer Deposits                           -                   --           -                --                    --
Total Deferred Revenue - Current                  -                   --           -                --                    --
Est. Vehicle Rental Liability Claims              -                   --           -                --                    --
Estimated Debt - Vehicle Rental                   -                   --           -                --                    --
Accrued Legal Fees                                -                   --           -                --                    --
Accrued Environmental Reserve                     -                   --           -                --                    --
Accrued Income Taxes                              -                   --           -                --                    --
Accrued Fleet Transportation                      -                   --           -                --                    --
Accrued Fuel Costs                                -                   --           -                --                    --
Other Accrued Insurance                           -                   --           -                --                    --
Accrued Rent                                      -                   --           -                --                    --
Accrued Airport Concessions                       -                   --           -                --                    --
Accrued Airport Settlements                       -                   --           -                --                    --
Accrued Telephone/Communications                  -                   --           -                --                    --
Accrued Utilities                                 -                   --           -                --                    --
Accrued Office Support                            -                   --           -                --                    --
Accrued Facilities Maintenance                    -                   --           -                --                    --
Accrued Equipment Lease Expense                   -               23,996           -                --                    --
Accrued Corporate Travel                          -                   --           -                --                    --
City Closure Reserve                              -                   --           -                --                    --
Accrued Merger Costs                              -                   --           -                --                    --
Unrealized Foreign Exchange                       -                   --           -                --                    --
Contingency Reserve                               -                   --           -                --                    --
Other Accrued Expenses                            -                   --           -                --                    --
Other Accrued Liabilities                         -                2,668           -                --                    --
DIP Total Accrued Liabilities                     -                   --           -                --                    --
Total Current Liabilities                         -            1,415,150           -                --                    --
24000 - Transfers to/from Long Term               -                   --           -                --                    --
Total Long Term REV Financing                     -                   --           -                --                    --
Post Retirement Liability                         -                   --           -                --                    --
Self Insurance Reserves Long Term                 -                   --           -                --                    --
Deferred Revenue - Perot                          -                   --           -                --                    --
Deferred Gain Sale/Leaseback                      -                   --           -                --                    --
Other L/T Liabilities                             -                   --           -                --                    --
Deferred Income Tax (Assets)/Liabilities          -                   --           -                --                    --
Deferred taxes for FMV hedges                     -                   --           -                --                    --
Interest Rate hedges at FMV (Liab)                -                   --           -                --                    --
Total L/T Liabilities                             -                   --           -                --                    --
Minority Interest                                 -                   --           -                --                    --
Total Intercompany                                -          (12,115,940)          -          (817,647)             (135,001)
Out of Balance                                    -                    3           -                --                    --
Total Liabilities                                 -          (10,700,787)          -          (817,647)             (135,001)

Common Stock                                      -                   --           -                --                    --
Additional Paid in Capital                        -                   --           -                --                    --
Contributed Capital                               -           (1,560,968)          -           817,647            93,369,568
Warrants Issued                                   -                   --           -                --                    --
Dividends Declared/Distributions                  -                   --           -                --                    --
Translation Adjustment                            -                  (73)          -                --                    --
Unreal.G/(L) on Avail Sale Securities             -                   --           -                --                    --
Net deferred gain/(loss)                          -                   --           -                --                    --
Total Stand Alone Caps                            -                   --           -                --                    --
Total Collars                                     -                   --           -                --                    --
Retained Earnings                                 -           13,153,818           -                --                    --
Net Worth                                         -           11,592,777           -           817,647            93,369,568
Total Liab/Net Worth                              -              891,990           -                --            93,234,567

     ANC RENTAL CORPORATION, ET AL, CASE NO. 01-11200 JOINTLY ADMINISTERED
                            COMBINING BALANCE SHEET
                               DECEMBER 31, 2001

ANC RENTAL CORPORATION
COMBINING BALANCE SHEET, 31 DEC 01             National Car     National Car                          NCRAS --
                                                  Rental           Rental           NCR Affiliate    MANAGEMENT   NCRAS -
                                               Licensing Inc     System Inc        Servicer, Inc.       LP       GP, INC.
                                                     1101               1106               1102          1120      1119
                                                      USD                USD                USD           USD       USD
CASH & CASH EQUIVALENTS                                --          1,129,581                 --            --        --
CASH & CASH EQUIVALENTS DIP                            --        (10,443,843)                --            --        --
CASH & CASH EQUIVALENTS PLUS CASH DIP                  --         (9,314,262)                --            --        --
RESTRICTED CASH                                        --             35,000                 --            --        --
PROCEEDS FROM SALE/LEASEBACK                           --                 --                 --            --        --
TOTAL CASH & CASH EQUIVALENTS                          --         (9,279,262)                --            --        --
RECEIVABLES - TRADE                                    --            242,077                 --            --        --
RECEIVABLES - CENTRAL BILLING                          --          3,265,347                 --            --        --
RECEIVABLES - CREDIT CARDS                             --            219,447                 --            --        --
RECEIVABLES - TA/TO                               (12,486)         2,321,552                 --            --        --
RECEIVABLES - VEHICLE MANUFACTURER                     --         19,273,455                 --            --        --
RECEIVABLES - VEHICLE OTHER                            --          5,837,873                 --            --        --
RECEIVABLES - OTHER                               515,527          3,521,373                230            --        --
GROSS RECEIVABLES                                 503,041         34,681,124                230            --        --
LESS: RESERVE                                    (440,397)          (835,402)                --            --        --
NET RECEIVABLE                                     62,644         33,845,722                230            --        --
DIP RECEIVABLES - TRADE                                --            858,917                 --            --        --
DIP RECEIVABLES - CENTRAL BILLING                      --          7,320,302                 --            --        --
DIP RECEIVABLES - CREDIT CARDS                         --          7,335,133                 --            --        --
DIP RECEIVABLES - TA/TO                           (34,512)        11,893,747                 --            --        --
DIP RECEIVABLES - VEHICLE MANUFACTURER                 --            850,712                 --            --        --
DIP RECEIVABLES - VEHICLE OTHER                        --          2,010,182                 --            --        --
DIP RECEIVABLES - OTHER                         1,914,037            249,933                 --            --        --
DIP GROSS RECEIVABLES                           1,879,525         30,518,926                 --            --        --
Less: DIP Reserve                                 (41,280)          (400,823)                --            --        --
DIP NET RECEIVABLE                              1,838,245         30,118,103                 --            --        --
TOTAL GROSS RECEIVABLES                         2,382,566         65,200,050                230            --        --
LESS: TOTAL RESERVES                             (481,677)        (1,236,225)                --            --        --
TOTAL NET RECEIVABLE                            1,900,889         63,963,825                230            --        --
NET INVENTORY                                          --          1,100,000                 --            --        --
PREPAID EXPENSES                                       --         16,465,723                 --            --        --
TOTAL DEPOSITS                                         --            466,708                 --            --        --
DIP TOTAL DEPOSITS                                     --            446,457                 --            --        --
TOTAL DEPOSITS                                         --            913,165                 --            --        --
OTHER CURRENT ASSETS                                   --                 --                 --            --        --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS               --         17,378,888                 --            --        --
TOTAL REVENUE EARNING VEHICLES - GROSS                 --         19,635,369                 --            --        --
TOTAL REVENUE EARNING VEHICLES - ACCUM D               --        (17,053,441)                --            --        --
TOTAL REVENUE EARNING VEHICLES - NET                   --          2,581,928                 --            --        --
TOTAL CURRENT ASSETS                            1,900,889         75,745,379                230            --        --
GROSS PROPERTY PLANT & EQUIPMENT                  140,104        134,302,833          3,779,010            --        --
TOTAL ACCUMULATED DEPRECIATION                    (75,235)       (57,176,320)        (2,867,345)           --        --
PROPERTY PLANT & EQUIP, NET                        64,869         77,126,513            911,665            --        --
TOTAL INVESTMENTS IN SUBS                      (1,210,223)       680,860,431              2,665           330         1
GOODWILL - GROSS                                       --          6,717,912                 --            --        --
GOODWILL - ACCUM AMORT.                                --           (728,991)                --            --        --
GOODWILL,  NET                                         --          5,988,921                 --            --        --
TOTAL INTANGIBLE ASSETS                                --          2,630,965                 --            --        --
TOTAL ACCUM AMORTIZATION - INTANGIBLES                 --         (2,630,965)                --            --        --
INTANGIBLE ASSETS, NET                                 --                 --                 --            --        --
TOTAL STAND ALONE CAPS                                 --                 --                 --            --        --
TOTAL CAPS/COLLAR                                      --                 --                 --            --        --
INTEREST RATE HEDGES AT FMV                            --                 --                 --            --        --
OTHER NON-CURRENT ASSETS                               --                 --                 --            --        --
TOTAL ASSETS                                      755,535        839,721,244            914,560           330         1

SHORT TERM DEBT                                        --                 --                 --            --        --
CURRENT PORTION L/T DEBT                               --         35,000,000                 --            --        --
REVENUE EARNING VEHICLE DEBT - CURRENT                 --                 --                 --            --        --
TOTAL ACCOUNTS PAYABLE                             27,584         33,581,690                 --            --        --
DIP TOTAL ACCOUNTS PAYABLE                         40,964         15,703,340                 --            --        --
TOTAL ACCOUNTS PAYABLE                             68,548         49,285,030                 --            --        --
TOTAL ACCR PAYROLL & BENEFITS                     111,206          6,674,667                 --            --        --
ACCRUED INTEREST                                       --          3,107,715                 --            --        --
ACCRUED REAL ESTATE TAXES                              --          3,307,834                 --            --        --
ACCRUED PERSONAL PROPERTY TAXES                        --                 --                 --            --        --
ACCRUED AUDIT & TAX FEES                               --            156,809                 --            --        --
ACCRUED CONSULTING FEES                                --                 --                 --            --        --
ACCRUED OTHER PROFESSIONAL FEES                        --                 --                 --            --        --
ACCRUED ADVERTISING FUND                               --          3,574,385                 --            --        --
ACCRUED BUSINESS TAXES & LICENSES                      --                 --                 --            --        --
ACCRUED ROYALTIES                                      --                 --                 --            --        --
IAG AL/GL                                              --                 --                 --            --        --
SALES TAX PAYABLE                                     280          3,278,179                 --            --        --
USE TAXES PAYABLE                                      --                367                 --            --        --
SALES TAX - VEHICLE SALES                              --                 --                 --            --        --
VAT OUTPUT                                             --                 --                 --            --        --

ANC RENTAL CORPORATION                                     Post
COMBINING BALANCE SHEET, 31 DEC 01          NCRS       Retirement    Rental      Republic   Republic Guy      ANC
                                          Insurance     Liability   Liability   Fiduciary      Salmon      Financial       1200 -
                                         Agency, Inc.   Mgmt, Inc.  Mgmt, Inc.     Inc       Partner Inc    GP Corp      Submitted
                                            1117          1251       1252       1703             1017         1502         1200.000
                                             USD           USD        USD        USD              USD          USD              USD
CASH & CASH EQUIVALENTS                       --            --         --     24,992               --           --        9,442,678
CASH & CASH EQUIVALENTS DIP                   --            --         --         --               --           --               --
 CASH & CASH EQUIVALENTS PLUS CASH DIP        --            --         --     24,992               --           --        9,442,678
RESTRICTED CASH                               --            --         --         --               --           --               --
PROCEEDS FROM SALE/LEASEBACK                  --            --         --         --               --           --               --
TOTAL CASH & CASH EQUIVALENTS                 --            --         --     24,992               --           --        9,442,678
RECEIVABLES - TRADE                           --            --         --         --            6,000           --               --
RECEIVABLES - CENTRAL BILLING                 --            --         --         --               --           --       17,801,102
RECEIVABLES - CREDIT CARDS                    --            --         --         --               --           --               --
RECEIVABLES - TA/TO                           --            --         --         --               --           --              388
RECEIVABLES - VEHICLE MANUFACTURER            --            --         --         --               --           --        1,583,151
RECEIVABLES - VEHICLE OTHER                   --            --         --         --               --           --               --
RECEIVABLES - OTHER                           --           962      1,390      7,122               --           --        8,359,475
GROSS RECEIVABLES                             --           962      1,390      7,122            6,000           --       27,744,116
LESS: RESERVE                                 --            --         --         --       (1,685,682)          --       (6,443,046)
NET RECEIVABLE                                --           962      1,390      7,122       (1,679,682)          --       21,301,070
DIP RECEIVABLES - TRADE                       --            --         --         --               --           --               --
DIP RECEIVABLES - CENTRAL BILLING             --            --         --         --               --           --       15,422,124
DIP RECEIVABLES - CREDIT CARDS                --            --         --         --               --           --               --
DIP RECEIVABLES - TA/TO                       --            --         --         --               --           --               --
DIP RECEIVABLES - VEHICLE MANUFACTURER        --            --         --         --               --           --       (1,352,026)
DIP RECEIVABLES - VEHICLE OTHER               --            --         --         --               --           --               --
DIP RECEIVABLES - OTHER                       --            --         --         --               --           --        1,471,628
DIP GROSS RECEIVABLES                         --            --         --         --               --           --       15,541,726
Less: DIP Reserve                             --            --         --         --               --           --         (789,426)
DIP NET RECEIVABLE                            --            --         --         --               --           --       14,752,300
TOTAL GROSS RECEIVABLES                       --           962      1,390      7,122            6,000           --       43,285,842
LESS: TOTAL RESERVES                          --            --         --         --       (1,685,682)          --       (7,232,472)
TOTAL NET RECEIVABLE                          --           962      1,390      7,122       (1,679,682)          --       36,053,370
NET INVENTORY                                 --            --         --         --               --           --               --
PREPAID EXPENSES                              --            --         --         --           22,038           --        4,564,218
TOTAL DEPOSITS                                --            --         --         --               --           --          216,363
DIP TOTAL DEPOSITS                            --            --         --         --               --           --            4,143
TOTAL DEPOSITS                                --            --         --         --               --           --          220,506
OTHER CURRENT ASSETS                          --            --         --         --          344,610           --               --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS      --            --         --         --          366,648           --        4,784,724
TOTAL REVENUE EARNING VEHICLES - GROSS        --            --         --         --               --           --      (28,401,773)
TOTAL REVENUE EARNING VEHICLES - ACCUM D      --            --         --         --               --           --       41,770,889
TOTAL REVENUE EARNING VEHICLES - NET          --            --         --         --               --           --       13,369,116
TOTAL CURRENT ASSETS                          --           962      1,390     32,114       (1,313,034)          --       63,649,888
GROSS PROPERTY PLANT & EQUIPMENT              --            --         --         --           59,300           --       23,693,830
TOTAL ACCUMULATED DEPRECIATION                --            --         --         --          (59,300)          --      (12,333,481)
PROPERTY PLANT & EQUIP, NET                   --            --         --         --               --           --       11,360,349
TOTAL INVESTMENTS IN SUBS                     --            --         --         --       94,714,423      222,765       28,591,770
GOODWILL - GROSS                              --            --         --         --      145,789,739           --               --
GOODWILL - ACCUM AMORT                        --            --         --         --      (17,709,948)          --               --
GOODWILL,  NET                                --            --         --         --      128,079,791           --               --
TOTAL INTANGIBLE ASSETS                       --            --         --         --               --           --               --
TOTAL ACCUM AMORTIZATION - INTANGIBLES        --            --         --         --               --           --               --
INTANGIBLE ASSETS, NET                        --            --         --         --               --           --               --
TOTAL STAND ALONE CAPS                        --            --         --         --               --           --               --
TOTAL CAPS/COLLAR                             --            --         --         --               --           --               --
INTEREST RATE HEDGES AT FMV                   --            --         --         --               --           --               --
OTHER NON-CURRENT ASSETS                      --            --         --         --               --           --               --
TOTAL ASSETS                                  --           962      1,390     32,114      221,481,180      222,765      103,602,007

SHORT TERM DEBT                               --            --         --         --               --           --               --
CURRENT PORTION L/T DEBT                      --            --         --         --               --           --               --
REVENUE EARNING VEHICLE DEBT - CURRENT        --            --         --         --               --           --               --
TOTAL ACCOUNTS PAYABLE                        --            --         --         --        1,333,290           --       10,403,949
DIP TOTAL ACCOUNTS PAYABLE                    --            --         --         --               --           --        3,281,795
TOTAL ACCOUNTS PAYABLE                        --            --         --         --        1,333,290           --       13,685,744
TOTAL ACCR PAYROLL & BENEFITS                 --     1,262,584     43,962         --          181,800           --        3,587,620
ACCRUED INTEREST                              --            --         --         --               --           --               --
ACCRUED REAL ESTATE TAXES                     --            --         --         --               --           --               --
ACCRUED PERSONAL PROPERTY TAXES               --            --         --         --               --           --           32,054
ACCRUED AUDIT & TAX FEES                      --            --         --         --               --           --               --
ACCRUED CONSULTING FEES                       --            --         --         --               --           --               --
ACCRUED  OTHER PROFESSIONAL FEES              --            --         --         --               --           --          144,779
ACCRUED ADVERTISING FUND                      --            --         --         --          589,730           --               --
ACCRUED BUSINESS TAXES & LICENSES             --            --         --         --               --           --               --
ACCRUED ROYALTIES                             --            --         --         --               --           --               --
IAG AL/GL                                     --            --         --         --               --           --               --
SALES TAX PAYABLE                             --            --         --         --               --           --        1,944,369
USE TAXES PAYABLE                             --            --         --         --               --           --               --
SALES TAX - VEHICLE SALES                     --            --         --         --               --           --               --
VAT OUTPUT                                    --            --         --         --               --           --               --

ANC RENTAL CORPORATION
COMBINING BALANCE SHEET, 31 DEC 01                             Spirit         SRAC -                         NCR
                                               1200 -       Rent-A-Car     MANAGEMENT      SRAC -       Licensing -     SRAC-TM,
                                             Adjustments       Inc             LP         GP, INC.       Hawaii JV        INC.
                                              1200.999           1200           1209        1207             1109            1205
                                                   USD            USD            USD         USD              USD             USD
CASH & CASH EQUIVALENTS                            --       9,442,678             --          --           (7,594)     (2,285,998)
CASH & CASH EQUIVALENTS DIP                        --              --             --          --               --              --
 CASH & CASH EQUIVALENTS PLUS CASH DIP             --       9,442,678             --          --           (7,594)     (2,285,998)
RESTRICTED CASH                                    --              --             --          --               --              --
PROCEEDS FROM SALE/LEASEBACK                       --              --             --          --               --              --
TOTAL CASH & CASH EQUIVALENTS                      --       9,442,678             --          --           (7,594)     (2,285,998)
RECEIVABLES - TRADE                                --              --             --          --               --              --
RECEIVABLES - CENTRAL BILLING                      --      17,801,102             --          --               --              --
RECEIVABLES - CREDIT CARDS                         --              --             --          --               --              --
RECEIVABLES - TA/TO                                --             388             --          --          (39,509)             --
RECEIVABLES - VEHICLE MANUFACTURER                 --       1,583,151             --          --               --              --
RECEIVABLES - VEHICLE OTHER                        --              --             --          --               --              --
RECEIVABLES - OTHER                                --       8,359,475             --          --            2,175              --
GROSS RECEIVABLES                                  --      27,744,116             --          --          (37,334)             --
LESS: RESERVE                                      --      (6,443,046)            --          --               --              --
NET RECEIVABLE                                     --      21,301,070             --          --          (37,334)             --
DIP RECEIVABLES - TRADE                            --              --             --          --               --              --
DIP RECEIVABLES - CENTRAL BILLING                  --      15,422,124             --          --               --              --
DIP RECEIVABLES - CREDIT CARDS                     --              --             --          --               --              --
DIP RECEIVABLES - TA/TO                            --              --             --          --           (2,376)             --
DIP RECEIVABLES - VEHICLE MANUFACTURER             --      (1,352,026)            --          --               --              --
DIP RECEIVABLES - VEHICLE OTHER                    --              --             --          --               --              --
DIP RECEIVABLES - OTHER                            --       1,471,628             --          --               --              --
DIP GROSS RECEIVABLES                              --      15,541,726             --          --           (2,376)             --
Less: DIP Reserve                                  --        (789,426)            --          --               --              --
DIP NET RECEIVABLE                                 --      14,752,300             --          --           (2,376)             --
TOTAL GROSS RECEIVABLES                            --      43,285,842             --          --          (39,710)             --
LESS: TOTAL RESERVES                               --      (7,232,472)            --          --               --              --
TOTAL NET RECEIVABLE                               --      36,053,370             --          --          (39,710)             --
NET INVENTORY                                      --              --             --          --              700              --
PREPAID EXPENSES                                   --       4,564,218             --          --          607,758              --
TOTAL DEPOSITS                                     --         216,363             --          --           37,132              --
DIP TOTAL DEPOSITS                                 --           4,143             --          --               --              --
TOTAL DEPOSITS                                     --         220,506             --          --           37,132              --
OTHER CURRENT ASSETS                               --              --             --          --               --              --
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS           --       4,784,724             --          --          644,890              --
TOTAL REVENUE EARNING VEHICLES - GROSS             --     (28,401,773)            --          --               --              --
TOTAL REVENUE EARNING VEHICLES - ACCUM D           --      41,770,889             --          --               --              --
TOTAL REVENUE EARNING VEHICLES - NET               --      13,369,116             --          --               --              --
TOTAL CURRENT ASSETS                               --      63,649,888             --          --          598,286      (2,285,998)
GROSS PROPERTY PLANT & EQUIPMENT                   --      23,693,830         (2,100)         --        1,523,212          18,896
TOTAL ACCUMULATED DEPRECIATION                     --     (12,333,481)            --          --         (954,007)             --
PROPERTY PLANT & EQUIP, NET                        --      11,360,349         (2,100)         --          569,205          18,896
TOTAL INVESTMENTS IN SUBS                          --      28,591,770             --           1               --              (1)
GOODWILL - GROSS                           82,765,597      82,765,597             --          --               --              --
GOODWILL - ACCUM AMORT.                    (8,892,961)     (8,892,961)            --          --               --              --
GOODWILL,  NET                             73,872,636      73,872,636             --          --               --              --
TOTAL INTANGIBLE ASSETS                            --              --             --          --               --              --
TOTAL ACCUM AMORTIZATION - INTANGIBLES             --              --             --          --               --              --
INTANGIBLE ASSETS, NET                             --              --             --          --               --              --
TOTAL STAND ALONE CAPS                             --              --             --          --               --              --
TOTAL CAPS/COLLAR                                  --              --             --          --               --              --
INTEREST RATE HEDGES AT FMV                        --              --             --          --               --              --
OTHER NON-CURRENT ASSETS                           --              --             --          --               --              --
TOTAL ASSETS                               73,872,636     177,474,643         (2,100)          1        1,167,491      (2,267,103)

SHORT TERM DEBT                                    --              --             --          --               --              --
CURRENT PORTION L/T DEBT                           --              --             --          --               --              --
REVENUE EARNING VEHICLE DEBT - CURRENT             --              --             --          --               --              --
TOTAL ACCOUNTS PAYABLE                        (10,212)     10,393,737         44,736          --               --             (11)
DIP TOTAL ACCOUNTS PAYABLE                         --       3,281,795             --          --               --              --
TOTAL ACCOUNTS PAYABLE                        (10,212)     13,675,532         44,736          --               --             (11)
TOTAL ACCR PAYROLL & BENEFITS                      --       3,587,620             --          --           80,600              --
ACCRUED INTEREST                                   --              --             --          --               --              --
ACCRUED REAL ESTATE TAXES                          --              --             --          --           49,521              --
ACCRUED PERSONAL PROPERTY TAXES                    --          32,054             --          --               --              --
ACCRUED AUDIT & TAX FEES                           --              --             --          --               --              --
ACCRUED CONSULTING FEES                            --              --             --          --               --              --
ACCRUED  OTHER PROFESSIONAL FEES                   --         144,779             --          --               --              --
ACCRUED ADVERTISING FUND                           --              --             --          --               --              --
ACCRUED BUSINESS TAXES & LICENSES                  --              --             --          --               --              --
ACCRUED ROYALTIES                                  --              --             --          --               --              --
IAG AL/GL                                          --              --             --          --               --              --
SALES TAX PAYABLE                                  --       1,944,369             --          --          106,731              --
USE TAXES PAYABLE                                  --              --             --          --               --              --
SALES TAX - VEHICLE SALES                          --              --             --          --               --              --
VAT OUTPUT                                         --              --             --          --               --              --

ANC RENTAL CORPORATION
COMBINING BALANCE SHEET, 31 DEC 01

                                               TOTAL USD
CASH & CASH EQUIVALENTS                        304,193,583
CASH & CASH EQUIVALENTS DIP                    (16,249,682)
 CASH & CASH EQUIVALENTS PLUS CASH DIP         287,944,001
RESTRICTED CASH                                     35,000
PROCEEDS FROM SALE/LEASEBACK                            --
TOTAL CASH & CASH EQUIVALENTS                  287,979,001
RECEIVABLES - TRADE                                248,077
RECEIVABLES - CENTRAL BILLING                   21,066,449
RECEIVABLES - CREDIT CARDS                         730,835
RECEIVABLES - TA/TO                             21,220,489
RECEIVABLES - VEHICLE MANUFACTURER              44,779,364
RECEIVABLES - VEHICLE OTHER                     19,508,044
RECEIVABLES - OTHER                             16,976,835
GROSS RECEIVABLES                              123,530,093
LESS: RESERVE                                 (141,247,950)
NET RECEIVABLE                                 109,282,143
DIP RECEIVABLES - TRADE                            858,917
DIP RECEIVABLES - CENTRAL BILLING               22,742,426
DIP RECEIVABLES - CREDIT CARDS                  11,448,885
DIP RECEIVABLES - TA/TO                         29,358,302
DIP RECEIVABLES - VEHICLE MANUFACTURER            (828,165)
DIP RECEIVABLES - VEHICLE OTHER                  4,592,495
DIP RECEIVABLES - OTHER                          3,891,951
DIP GROSS RECEIVABLES                           72,062,811
Less: DIP Reserve                               (2,267,861)
DIP NET RECEIVABLE                              69,794,950
TOTAL GROSS RECEIVABLES                        195,592,904
LESS: TOTAL RESERVES                           (16,615,811)
TOTAL NET RECEIVABLE                           179,077,083
NET INVENTORY                                    2,200,700
PREPAID EXPENSES                                41,047,318
TOTAL DEPOSITS                                   1,678,293
DIP TOTAL DEPOSITS                               5,800,165
TOTAL DEPOSITS                                   7,478,458
OTHER CURRENT ASSETS                               344,610
TOTAL PREPAID EXP/OTHER CURRENT/DEPOSITS        48,870,387
TOTAL REVENUE EARNING VEHICLES - GROSS         104,372,577
TOTAL REVENUE EARNING VEHICLES - ACCUM D       (21,411,982)
TOTAL REVENUE EARNING VEHICLES - NET            82,960,596
TOTAL CURRENT ASSETS                           601,087,776
GROSS PROPERTY PLANT & EQUIPMENT               676,541,584
TOTAL ACCUMULATED DEPRECIATION                (286,699,933)
PROPERTY PLANT & EQUIP, NET                    389,841,831
TOTAL INVESTMENTS IN SUBS                    3,647,321,415
GOODWILL - GROSS                               370,667,674
GOODWILL - ACCUM AMORT.                        (42,960,664)
GOODWILL,  NET                                 327,707,010
TOTAL INTANGIBLE ASSETS                         41,477,845
TOTAL ACCUM AMORTIZATION - INTANGIBLES         (31,594,216)
INTANGIBLE ASSETS, NET                           9,883,629
TOTAL STAND ALONE CAPS                                  --
TOTAL CAPS/COLLAR                                       --
INTEREST RATE HEDGES AT FMV                             --
OTHER NON-CURRENT ASSETS                                --
TOTAL ASSETS                                 4,975,841,481

SHORT TERM DEBT                                         --
CURRENT PORTION L/T DEBT                       264,598,166
REVENUE EARNING VEHICLE DEBT - CURRENT                  --
TOTAL ACCOUNTS PAYABLE                          89,587,576
DIP TOTAL ACCOUNTS PAYABLE                      38,437,773
TOTAL ACCOUNTS PAYABLE                         128,025,349
TOTAL ACCR PAYROLL & BENEFITS                   26,032,032
ACCRUED INTEREST                                15,134,880
ACCRUED REAL ESTATE TAXES                        5,447,091
ACCRUED PERSONAL PROPERTY TAXES                     32,054
ACCRUED AUDIT & TAX FEES                           384,702
ACCRUED CONSULTING FEES                                 --
ACCRUED  OTHER PROFESSIONAL FEES                   971,968
ACCRUED ADVERTISING FUND                         7,482,553
ACCRUED BUSINESS TAXES & LICENSES                       --
ACCRUED ROYALTIES                                       --
IAG AL/GL                                       58,813,919
SALES TAX PAYABLE                               10,097,924
USE TAXES PAYABLE                                   37,572
SALES TAX - VEHICLE SALES                               --
VAT OUTPUT                                              --

     ANC RENTAL CORPORATION, ET AL, CASE NO. 01-11200 JOINTLY ADMINISTERED
                            COMBINING BALANCE SHEET
                               DECEMBER 31, 2001

                                           NATIONAL
ANC Rental Corporation                       CAR         NATIONAL
Combining Balance Sheet, 31, Dec. 01        RENTAL         CAR               NCR         NCRAS-
                                           LICENSING   RENTAL SYSTEM      AFFILIATE    MANAGEMENT        NCRAS-
                                             INC           INC.         SERVICER, INC.     LP            GP, INC.
                                             1101          1106              1102        1120             1119
                                             USD           USD               USD          USD             USD
VAT INPUT                                          --              --              --               --       --
PROVINCIAL SALES TAX                               --              --              --               --       --
STATE SURCHARGES                                  261       4,757,189              --               --       --
COUNTY SURCHARGES                                  --              --              --               --       --
CITY SURCHARGES                                    --              --              --               --       --
MOTOR VEHICLE RENTAL TAX                           --              --              --               --       --
STATE/LOCAL TAX - FUEL                             --          11,859              --               --       --
INTANGIBLE TAXES PAYABLE                           --              --              --               --       --
MISC. NON INCOME TAX ACCRUALS                      --              --              --               --       --
ACCRUED GENERAL LIABILITY INSURANCE                --          96,559              --               --       --
GROUP INSURANCE/MEDICAL                            --              --              --               --       --
MEDICAL CLAIMS PRIOR TO 1/1/00                     --              --              --               --       --
WORKERS' COMP                                  23,762       7,583,659              --               --       --
SELF INSURANCE RESERVES CURRENT PORTION            --      12,647,114              --               --       --
OTHER CURRENT LIABILITIES                          --              --              --               --       --
ACCRUED FLEET RESERVES                             --         315,588              --               --       --
TOTAL CUSTOMER DEPOSITS                         3,650       1,627,496              --               --       --
TOTAL DEFERRED REVENUE - CURRENT                   --              --              --               --       --
EST. VEHICLE RENTAL LIABILITY CLAIMS               --       1,300,000              --               --       --
ESTIMATED DEBT - VEHICLE RENTAL                    --              --              --               --       --
ACCRUED LEGAL FEES                                 --              --              --               --       --
ACCRUED ENVIRONMENTAL RESERVE                      --       1,671,695              --               --       --
ACCRUED INCOME TAXES                               --              --              --               --       --
ACCRUED FLEET TRANSPORTATION                       --              --              --               --       --
ACCRUED FUEL COSTS                                 --              --              --               --       --
OTHER ACCRUED INSURANCE                            --          27,582              --               --       --
ACCRUED RENT                                       --       2,911,131              --               --       --
ACCRUED AIRPORT CONCESSIONS                        --         952,651              --               --       --
ACCRUED AIRPORT SETTLEMENTS                        --              --              --               --       --
ACCRUED TELEPHONE/COMMUNICATIONS                   --              --              --               --       --
ACCRUED UTILITIES                                  --              --              --               --       --
ACCRUED OFFICE SUPPORT                             --              --              --               --       --
ACCRUED FACILITIES MAINTENANCE                     --              --              --               --       --
ACCRUED EQUIPMENT LEASE EXPENSE                 1,689       1,517,145              --               --       --
ACCRUED CORPORATE TRAVEL                           --              --              --               --       --
CITY CLOSURE RESERVE                               --              --              --               --       --
ACCRUED MERGER COSTS                               --              --              --               --       --
UNREALIZED FOREIGN EXCHANGE                        --              --              --               --       --
CONTINGENCY RESERVE                                --              --              --               --       --
OTHER ACCRUED EXPENSES                             --              --              --               --       --
OTHER ACCRUED LIABILITIES                          --      27,075,098              --               --       --
DIP TOTAL ACCRUED LIABILITIES                      --      21,907,531              --               --       --
TOTAL CURRENT LIABILITIES                     209,396     188,787,283              --               --       --
24000 - TRANSFERS TO/FROM LONG TERM                --              --              --               --       --
TOTAL LONG TERM REV FINANCING                      --              --              --               --       --
POST RETIREMENT LIABILITY                          --              --              --               --       --
SELF INSURANCE RESERVES LONG TERM                  --      34,739,566              --               --       --
DEFERRED REVENUE - PEROT                           --              --              --               --       --
DEFERRED GAIN SALE/LEASEBACK                       --      21,185,912         382,593               --       --
OTHER L/T LIABILITIES                              --              --              --               --       --
DEFERRED INCOME TAX (ASSETS)/LIABILITIES           --              --              --               --       --
DEFERRED TAXES FOR FMV HEDGES                      --              --              --               --       --
INTEREST RATE HEDGES AT FMV (LIAB)                 --              --              --               --       --
TOTAL L/T LIABILITIES                              --      55,925,478         382,593               --       --
MINORITY INTEREST                                  --              --              --               --       --
TOTAL INTERCOMPANY                        (25,493,156)    174,503,709    (211,123,201)    (134,128,077)    (999)
OUT OF BALANCE                                     (1)             (2)             --               --       --
TOTAL LIABILITIES                         (25,283,761)    419,216,468    (210,740,608)    (134,128,077)    (999)
COMMON STOCK                                        1               1              10               --    1,000
ADDITIONAL PAID IN CAPITAL                         --      18,749,999      65,639,617               --       --
CONTRIBUTED CAPITAL                                --     615,770,592       5,155,611            1,000       --
WARRANTS ISSUED                                    --              --              --               --       --
DIVIDENDS DECLARED/DISTRIBUTIONS                   --              --              --               --       --
TRANSLATION ADJUSTMENT                        (61,162)     (3,411,608)           (283)              --       --
UNREAL.G/(L) ON AVAIL SALE SECURITIES              --              --              --               --       --
NET DEFERRED GAIN/(LOSS)                           --              --              --               --       --
TOTAL STAND ALONE CAPS                             --              --              --               --       --
TOTAL COLLARS                                      --              --              --               --       --
RETAINED EARNINGS                          26,100,457    (210,604,208)    140,860,213      134,127,407       --
NET WORTH                                  26,039,296     420,504,776     211,655,168      134,128,407    1,000
TOTAL LIAB/NET WORTH                          755,535     839,721,244         914,560              330        1


                                          NCRS       POST
                                        INSURANCE RETIREMENT     RENTAL        REPUBLIC  REPUBLIC GUY       ANC
                                         AGENCY,   LIABILITY    LIABILITY     FIDUCIARY     SALMON       FINANCIAL      1200-
                                          INC.     MGMT, INC.   MGMT, INC.       INC     PARTNER INC      GP CORP     SUBMITTED
                                          1117       1251         1252           1703        1017          1502       1200.000
                                          USD        USD           USD           USD         USD           USD           USD
VAT INPUT                                     --           --             --         --             --          --             --
PROVINCIAL SALES TAX                          --           --             --         --             --          --             --
STATE SURCHARGES                              --           --             --         --             --          --             --
COUNTY SURCHARGES                             --           --             --         --             --          --             --
CITY SURCHARGES                               --           --             --         --             --          --             --
MOTOR VEHICLE RENTAL TAX                      --           --             --         --             --          --             --
STATE/LOCAL TAX - FUEL                        --           --             --         --             --          --             --
INTANGIBLE TAXES PAYABLE                      --           --             --         --             --          --             --
MISC. NON INCOME TAX ACCRUALS                 --           --             --         --             --          --             --
ACCRUED GENERAL LIABILITY INSURANCE           --           --             --         --             --          --             --
GROUP INSURANCE/MEDICAL                       --           --             --         --             --          --             --
MEDICAL CLAIMS PRIOR TO 1/1/00                --           --             --         --             --          --             --
WORKERS' COMP                                 --        8,802      6,452,912         --             --          --             --
SELF INSURANCE RESERVES CURRENT
 PORTION                                      --           --     41,897,436         --             --          --      9,957,175
OTHER CURRENT LIABILITIES                     --           --             --         --             --          --             --
ACCRUED FLEET RESERVES                        --           --             --         --             --          --     10,215,338
TOTAL CUSTOMER DEPOSITS                       --           --             --         --             --          --             --
TOTAL DEFERRED REVENUE - CURRENT              --           --             --         --             --          --             --
EST. VEHICLE RENTAL LIABILITY CLAIMS          --           --             --         --             --          --             --
ESTIMATED DEBT - VEHICLE RENTAL               --           --             --         --             --          --             --
ACCRUED LEGAL FEES                            --           --             --         --             --          --             --
ACCRUED ENVIRONMENTAL RESERVE                 --           --             --         --             --          --             --
ACCRUED INCOME TAXES                          --           --             --         --             --          --             --
ACCRUED FLEET TRANSPORTATION                  --           --             --         --             --          --             --
ACCRUED FUEL COSTS                            --           --             --         --             --          --             --
OTHER ACCRUED INSURANCE                       --           --             --         --             --          --
ACCRUED RENT                                  --           --             --         --             --          --          1,534
ACCRUED AIRPORT CONCESSIONS                   --           --             --         --             --          --             --
ACCRUED AIRPORT SETTLEMENTS                   --           --             --         --             --          --             --
ACCRUED TELEPHONE/COMMUNICATIONS              --           --             --         --             --          --             --
ACCRUED UTILITIES                             --           --             --         --             --          --             --
ACCRUED OFFICE SUPPORT                        --           --             --         --             --          --             --
ACCRUED FACILITIES MAINTENANCE                --           --             --         --             --          --             --
ACCRUED EQUIPMENT LEASE EXPENSE               --           --             --         --             --          --             --
ACCRUED CORPORATE TRAVEL                      --           --             --         --             --          --             --
CITY CLOSURE RESERVE                          --           --             --         --             --          --             --
ACCRUED MERGER COSTS                          --           --             --         --             --          --             --
UNREALIZED FOREIGN EXCHANGE                   --           --             --         --             --          --             --
CONTINGENCY RESERVE                           --           --             --         --             --          --             --
OTHER ACCRUED EXPENSES                        --           --             --         --             --          --         42,362
OTHER ACCRUED LIABILITIES                     --           --             --         --             --          --         (8,716)
DIP TOTAL ACCRUED LIABILITIES                 --           --             --         --             --          --         42,753
TOTAL CURRENT LIABILITIES                     --    1,271,386     48,394,310         --      2,104,820          --     39,645,012
24000 - TRANSFERS TO/FROM LONG TERM           --           --             --         --             --          --             --
TOTAL LONG TERM REV FINANCING                 --           --             --         --             --          --             --
POST RETIREMENT LIABILITY                     --   12,395,854             --         --             --          --             --
SELF INSURANCE RESERVES LONG TERM             --           --     22,391,356         --             --          --             --
DEFERRED REVENUE - PEROT                      --           --             --         --             --          --             --
DEFERRED GAIN SALE/LEASEBACK                  --           --             --         --             --          --             --
OTHER L/T LIABILITIES                         --           --             --         --             --          --             --
DEFERRED INCOME TAX (ASSETS)
  /LIABILITIES                                --           --             --         --             --          --             --
DEFERRED TAXES FOR FMV HEDGES                 --           --             --         --             --          --             --
INTEREST RATE HEDGES AT FMV (LIAB)            --           --             --         --             --          --             --
TOTAL L/T LIABILITIES                         --   12,395,854     22,391,356         --             --          --             --
MINORITY INTEREST                             --      407,000      1,535,000         --             --          --             --
TOTAL INTERCOMPANY                            --  (23,796,010)  (241,082,407)        --    (86,677,517)       (939)  (131,869,614)
OUT OF BALANCE                                --            2             --          1              1           1        (80,024)
TOTAL LIABILITIES                             --   (9,721,768)  (168,761,741)         1    (84,572,696)       (938)   (92,304,626)
COMMON STOCK                                  --           --             --         --             --       1,000             --
ADDITIONAL PAID IN CAPITAL                    --           --             --         --             --          --        288,210
CONTRIBUTED CAPITAL                           --      416,172     94,168,395     27,505    357,815,993     614,290    272,072,774
WARRANTS ISSUED                               --           --             --         --             --          --             --
DIVIDENDS DECLARED/DISTRIBUTIONS              --           --             --         --             --    (391,526)            --
TRANSLATION ADJUSTMENT                        --           --             --         --     (1,563,947)         --             --
UNREAL.G/(L) ON AVAIL SALE SECURITIES         --           --             --         --             --          --             --
NET DEFERRED GAIN/(LOSS)                      --           --             --         --             --          --             --
TOTAL STAND ALONE CAPS                        --           --             --         --             --          --             --
TOTAL COLLARS                                 --           --             --         --             --          --             --
RETAINED EARNINGS                             --    9,306,558     74,594,736      4,608    (50,198,170)        (61)   (76,454,351)
NET WORTH                                     --    9,722,730    168,763,131     32,113    306,053,876     223,703    195,906,633
TOTAL LIAB/NET WORTH                          --          962          1,390     32,114    221,481,180     222,765    103,602,007


                                        1200 -       SPIRIT          SRAC-                 NCR
                                      ADJUSTMENTS    RENT-A-      MANAGEMENT   SRAC-     LICENSING    SRAC-TM,
                                                     CAR INC          LP      GP, INC.   HAWAII JV     INC.              TOTAL
                                        1200.999      1200           1209       1207       1109
                                          USD         USD            USD        USD        USD          USD               USD
VAT INPUT                                      --             --           --       --           --            --               --
PROVINCIAL SALES TAX                           --             --           --       --           --            --               --
STATE SURCHARGES                               --             --           --       --      231,381            --       11,671,007
COUNTY SURCHARGES                              --             --           --       --           --            --          180,336
CITY SURCHARGES                                --             --           --       --           --            --          729,764
MOTOR VEHICLE RENTAL TAX                       --             --           --       --           --            --        2,475,415
STATE/LOCAL TAX - FUEL                         --             --           --       --           --            --           36,501
INTANGIBLE TAXES PAYABLE                       --             --           --       --           --            --               --
MISC. NON INCOME TAX ACCRUALS                  --             --           --       --           --            --               --
ACCRUED GENERAL LIABILITY INSURANCE            --             --           --       --           --            --          312,904
GROUP INSURANCE/MEDICAL                        --             --           --       --           --            --       11,121,886
MEDICAL CLAIMS PRIOR TO 1/1/00                 --             --           --       --           --            --               --
WORKERS' COMP                                  --             --           --       --      114,957            --       19,595,759
SELF INSURANCE RESERVES CURRENT
  PORTION                                      --      9,957,175           --       --           --            --       68,860,008
OTHER CURRENT LIABILITIES                      --             --           --       --           --            --               --
ACCRUED FLEET RESERVES                         --     10,215,338           --       --           --            --       10,750,845
TOTAL CUSTOMER DEPOSITS                        --             --           --       --        1,363            --        5,857,398
TOTAL DEFERRED REVENUE - CURRENT               --             --           --       --           --            --        5,294,468
EST. VEHICLE RENTAL LIABILITY CLAIMS           --             --           --       --           --            --        3,800,000
ESTIMATED DEBT - VEHICLE RENTAL                --             --           --       --           --            --               --
ACCRUED LEGAL FEES                             --             --           --       --           --            --        6,198,640
ACCRUED ENVIRONMENTAL RESERVE                  --             --           --       --           --            --        2,626,458
ACCRUED INCOME TAXES                           --             --           --       --           --            --       (1,866,473)
ACCRUED FLEET TRANSPORTATION                   --             --           --       --           --            --               --
ACCRUED FUEL COSTS                             --             --           --       --           --            --               --
OTHER ACCRUED INSURANCE                        --             --           --       --           --            --           96,416
ACCRUED RENT                                   --          1,534           --       --           --            --       22,490,306
ACCRUED AIRPORT CONCESSIONS                    --             --           --       --           --            --        3,616,338
ACCRUED AIRPORT SETTLEMENTS                    --             --           --       --           --            --               --
ACCRUED TELEPHONE/COMMUNICATIONS               --             --           --       --           --            --               --
ACCRUED UTILITIES                              --             --           --       --           --            --               --
ACCRUED OFFICE SUPPORT                         --             --           --       --           --            --               --
ACCRUED FACILITIES MAINTENANCE                 --             --           --       --           --            --               --
ACCRUED EQUIPMENT LEASE EXPENSE                --             --           --       --           --            --        2,998,935
ACCRUED CORPORATE TRAVEL                       --             --           --       --           --            --               --
CITY CLOSURE RESERVE                           --             --           --       --           --            --        2,339,539
ACCRUED MERGER COSTS                           --             --           --       --           --            --          716,926
UNREALIZED FOREIGN EXCHANGE                    --             --           --       --           --            --               --
CONTINGENCY RESERVE                            --             --           --       --           --            --               --
OTHER ACCRUED EXPENSES                         --         42,362           --       --           --            --           42,362
OTHER ACCRUED LIABILITIES                      --         (8,716)          --       --           --            --       49,777,341
DIP TOTAL ACCRUED LIABILITIES                  --         42,753           --       --           --            --       42,416,997
TOTAL CURRENT LIABILITIES                 (10,212)    39,634,800       44,736       --      584,553           (11)     789,298,286
24000 - TRANSFERS TO/FROM LONG TERM            --             --           --       --           --            --               --
TOTAL LONG TERM REV FINANCING                  --             --           --       --           --            --               --
POST RETIREMENT LIABILITY                      --             --           --       --           --            --       12,395,854
SELF INSURANCE RESERVES LONG TERM              --             --           --       --           --            --       91,670,786
DEFERRED REVENUE - PEROT                       --             --           --       --           --            --       19,764,318
DEFERRED GAIN SALE/LEASEBACK                   --             --           --       --           --            --       32,837,174
OTHER L/T LIABILITIES                          --             --           --       --           --            --               --
DEFERRED INCOME TAX (ASSETS)
 /LIABILITIES                                  --             --           --       --           --            --      255,577,207
DEFERRED TAXES FOR FMV HEDGES                  --             --           --       --           --            --               --
INTEREST RATE HEDGES AT FMV (LIAB)             --             --           --       --           --            --       82,260,000
TOTAL L/T LIABILITIES                          --             --           --       --           --            --      494,505,339
MINORITY INTEREST                              --             --           --       --           --            --        1,942,000
TOTAL INTERCOMPANY                     (7,102,143)  (138,971,757)  (2,102,459)  (1,216)  (9,279,898)  (20,502,137)     787,958,487
OUT OF BALANCE                                 --        (80,024)          --       (1)          (3)            1          (80,027)
TOTAL LIABILITIES                      (7,112,355)   (99,416,981)  (2,057,723)  (1,217)  (8,695,348)  (20,502,147)   2,073,624,085
COMMON STOCK                                   --             --           --       --           --            --            6,233
ADDITIONAL PAID IN CAPITAL                     --        288,210           --       --           --            --      113,322,896
CONTRIBUTED CAPITAL                    73,872,636    345,945,410           --    1,000           --        (1,333)   3,358,893,453
WARRANTS ISSUED                                --             --           --       --           --            --       11,730,481
DIVIDENDS DECLARED/DISTRIBUTIONS               --             --           --       --           --            --      (21,380,672)
TRANSLATION ADJUSTMENT                         --             --           --       --            7            --       (7,129,171)
UNREAL.G/(L) ON AVAIL SALE
 SECURITIES                                    --             --           --       --           --            --               --
NET DEFERRED GAIN/(LOSS)                       --             --           --       --           --            --       (2,226,843)
TOTAL STAND ALONE CAPS                         --             --           --       --           --            --         (910,572)
TOTAL COLLARS                                  --             --           --       --           --            --      (75,591,474)
RETAINED EARNINGS                       7,112,355    (69,341,996)   2,055,623      218    9,862,832    18,236,377     (474,496,955)
NET WORTH                              80,984,991    276,891,624    2,055,623    1,218    9,862,839    18,235,044    2,902,217,376
TOTAL LIAB/NET WORTH                   73,872,636    177,474,643       (2,100)       1    1,167,491    (2,267,103)   4,975,841,461

SERIES 1999 & 2000 LEASE PAYMENTS
NATIONAL, ALAMO & CARTEMPS
APRIL 1999 - SEPTEMBER 2001

         PAID DATE(1)                                    4/20/1999           5/20/1999           6/21/1999           7/20/1999
         ------------                                 ---------------     ---------------     ---------------     ---------------
         Series 1996-1                                  17,625,402.15       15,179,125.92       13,592,958.52       14,532,519.11
         Series 1997                                     6,257,114.07        5,547,875.82        6,315,263.38        1,021,726.15

         1999-1
         National                                       33,812,205.93       32,112,452.61       35,024,648.19       46,304,600.52
         Alamo                                          49,930,488.44       47,196,222.27       47,114,291.17       51,517,454.35
         CarTemps                                       12,915,548.83       13,210,022.09       15,655,722.26       14,836,972.58
                                                      ---------------     ---------------     ---------------     ---------------
         Monthly Lease Payment for all deals           120,540,759.42      113,245,698.71      117,702,883.52      128,213,272.71

         Tax Margin(2)                                   7,285,448.01        6,727,559.61        7,024,470.30        7,669,588.72
                                                      ---------------------------------------------------------------------------
         Monthly Lease Pymt (No Tax Margin)            113,255,311.41      106,518,139.10      110,678,413.22      120,543,683.99
                                                      ===========================================================================

         1.5% NBV Spread                                   491,227.43          594,214.81        1,040,732.78        1,675,431.08

         PAID DATE(1)                                    8/20/1999           9/20/1999          10/20/1999
         ------------                                 ---------------     ---------------     ---------------
         Series 1996-1                                  12,738,697.92       12,739,154.31       12,012,064.00
         Series 1997                                     6,827,598.62        7,575,452.66        1,052,225.41


         National                                       45,775,192.47       50,392,444.06       49,347,039.80
         Alamo                                          55,294,748.55       46,806,085.11       53,754,062.96
         CarTemps                                       16,263,942.00       16,284,417.94       16,784,539.59
                                                      ---------------     ---------------     ---------------
         Monthly Lease Payment for all deals           136,900,179.56      133,797,554.08      132,949,931.76

         Tax Margin(2)                                   8,214,004.52        7,978,823.46        7,721,177.79
                                                      -------------------------------------------------------
         Monthly Lease Pymt (No Tax Margin)            128,686,175.04      125,818,730.62      125,228,753.97
                                                      =======================================================

         1.5% NBV Spread                                 1,872,125.56        2,012,358.77        2,164,245.77

                                                         11/22/1999          12/20/1999          1/20/2000          2/22/2000
                                                      ---------------     ---------------     ---------------     ---------------
         SERIES 1996-1                                  13,579,618.66       12,449,374.94       12,372,605.97        9,700,780.51

         SERIES 1999 & 2000
         NATIONAL                                       50,491,767.65       47,190,877.13       53,574,685.25       50,206,850.51
         ALAMO                                          43,278,753.38       49,368,723.34       37,345,481.19       37,051,658.85
         CARTEMPS                                       17,650,284.64       16,582,723.79       16,582,290.14       17,078,826.84
                                                      ---------------     ---------------     ---------------     ---------------
         Monthly Lease Payment for all deals           125,000,424.33      125,591,699.20      119,875,062.54      114,038,116.71

         Tax Margin                                      7,948,671.71        6,507,924.41        6,981,768.64        5,286,936.54
                                                      ---------------------------------------------------------------------------
         Monthly Lease Pymt (No Tax Margin)            117,051,752.62      119,083,774.79      112,893,293.90      108,751,180.17
                                                      ===========================================================================

         1.5% NBV Spread                                 2,044,760.39        2,137,453.55        2,474,010.73        2,757,630.05

                                                          3/20/2000             4/20/2000           5/22/2000
                                                      ---------------     ---------------     ---------------
         SERIES 1996-1                                   8,987,066.68       11,186,262.14       10,830,253.17


         NATIONAL                                       47,886,916.84       66,395,205.31       47,030,423.28
         ALAMO                                          38,350,328.90       43,346,691.78       51,530,851.94
         CARTEMPS                                       15,539,780.26       16,691,064.58       15,578,664.97
                                                      ---------------     ---------------     ---------------
         Monthly Lease Payment for all deals           110,764,092.68      137,619,223.81      124,970,193.36

         Tax Margin                                      6,295,273.33        7,645,288.36        7,744,285.26
                                                      -------------------------------------------------------
         Monthly Lease Pymt (No Tax Margin)            104,468,819.35      129,973,935.45      117,225,908.10
                                                      =======================================================

         1.5% NBV Spread                                 2,868,061.31        3,044,272.61        3,094,877.99

                                                          6/20/2000           7/20/2000          8/21/2000           9/20/2000
                                                      ---------------     ---------------     ---------------     ---------------
         Principal                                       8,746,191.22        9,055,527.81        9,408,683.31        9,337,058.00
         Interest                                        3,004,372.92        3,004,372.92        3,004,372.92        3,004,372.92
         Series 1996-1                                  11,750,564.14       12,059,900.73       12,413,056.23       12,341,430.92

         SERIES 1999 & 2000
         NATIONAL                                       47,563,131.26       48,713,075.38       57,327,655.14       59,146,886.18
         ALAMO                                          54,737,831.69       65,775,283.56       64,372,226.18       67,319,255.95
         CARTEMPS                                       16,951,959.72       18,683,763.21       18,986,801.92       18,687,303.99
                                                      ---------------     ---------------     ---------------     ---------------
         Monthly Lease Payment for all deals           131,003,486.81      145,232,022.89      153,099,739.48      157,494,877.04

         Tax Margin                                      8,214,070.50        8,526,056.04        9,033,029.07        8,826,290.14
                                                      ---------------------------------------------------------------------------
         Monthly Lease Pymt (No Tax Margin)            122,789,416.31      136,705,966.85      144,066,710.41      148,668,586.90
                                                      ===========================================================================

         1.5% NBV Spread                                 3,655,977.10        4,301,421.43        4,422,018.85        4,695,174.86

                                                         10/20/2000          11/20/2000         12/20/2000
                                                      ---------------     ---------------     ---------------
         Principal                                       8,752,560.95        8,876,885.96        8,869,639.00
         Interest                                        3,004,372.92        3,004,372.92        3,004,372.92
         Series 1996-1                                  11,756,933.87       11,881,258.88       11,874,011.92


         NATIONAL                                       45,165,005.61       44,887,191.91       37,859,242.06
         ALAMO                                          63,914,057.67       61,704,788.93       63,363,003.82
         CARTEMPS                                       18,109,938.37       18,363,909.41       17,537,623.53
                                                      ---------------     ---------------     ---------------
         Monthly Lease Payment for all deals           138,945,935.52      136,837,149.13      130,633,881.32

         Tax Margin                                      7,736,833.74        7,973,639.76        7,423,401.08
                                                      -------------------------------------------------------
         Monthly Lease Pymt (No Tax Margin)            131,209,101.78      128,863,509.37      123,210,480.24
                                                      =======================================================

         1.5% NBV Spread                                 4,918,639.58        5,016,400.68        4,946,480.00

                                                         1/22/2001           2/20/2001           3/20/2001           4/20/2001
                                                      ---------------     ---------------     ---------------     ---------------
         Principal                                       8,371,782.00        7,150,586.00        9,158,750.00        8,535,961.00
         Interest                                        3,004,372.92        3,004,372.92        2,697,347.22        2,390,321.53
         SERIES 1996-1                                  11,376,154.92       10,154,958.92       11,856,097.22       10,926,282.53

         SERIES 1999 & 2000
         NATIONAL                                       36,653,994.29       28,923,621.96       28,512,375.00       34,466,593.14
         ALAMO                                          65,868,021.42       69,855,735.22       63,064,314.64       74,325,016.69
         CARTEMPS                                       18,519,039.86       19,269,743.85       18,135,830.38       19,323,227.52
                                                      ---------------     ---------------     ---------------     ---------------
         Monthly Lease Payment for all deals           132,417,210.49      128,204,059.95      121,568,617.23      139,041,119.88

         Tax Margin                                      6,920,346.73        6,805,562.03        7,154,406.87        7,440,818.69
         1.5% NBV Spread                                           --        5,535,621.12        5,850,058.30        6,271,270.43
         Alamo Ineligible Receivable                               --        6,479,911.40                  --                  --
                                                      ---------------------------------------------------------------------------
         Net Monthly Lease Pymt                        125,496,863.76      109,382,965.40      108,564,152.06      125,329,030.76
                                                      ===========================================================================

         1.5% NBV Spread                                 5,091,936.60

                                                         5/21/2001           6/20/2001           7/20/2001
                                                      ---------------     ---------------     ---------------
         Principal                                       7,247,633.00        6,707,494.00        5,374,545.00
         Interest                                        2,083,295.83        1,776,270.14        1,469,244.44
         SERIES 1996-1                                   9,330,928.83        8,483,764.14        6,843,789.44


         NATIONAL                                       37,753,996.38       44,118,339.57       45,196,301.52
         ALAMO                                          68,187,800.03       78,192,048.77       72,715,857.41
         CARTEMPS                                       19,758,203.11       21,237,192.96       19,603,220.14
                                                      ---------------     ---------------     ---------------
         Monthly Lease Payment for all deals           135,030,928.35      152,031,345.44      144,359,168.51

         Tax Margin                                      8,213,551.41        8,337,559.00        8,588,565.03
         1.5% NBV Spread                                 6,501,330.39        7,039,051.36        7,214,205.50
         Alamo Ineligible Receivable                               --                  --                  --
                                                      -------------------------------------------------------
         Net Monthly Lease Pymt                        120,316,046.55      136,654,735.08      128,556,397.98
                                                      =======================================================

                                                         8/20/2001           9/20/2001           10/20/2001         11/20/2001
                                                      ---------------     ---------------     ---------------     ---------------
         SERIES 1996-1                                   6,929,784.75        4,414,367.25        4,572,761.25                  --

         SERIES 1999 & 2000
         NATIONAL                                       53,825,561.66       51,528,986.37       58,419,638.00       45,553,289.53
         ALAMO                                          75,165,429.43       78,393,990.32       61,798,281.20       55,263,736.98
         CARTEMPS                                       23,389,120.75       21,788,781.92       20,437,457.52       19,341,928.92
                                                      ---------------     ---------------     ---------------     ---------------
         Monthly Lease Payment for all deals           159,309,896.59      156,126,125.86      145,228,137.96       102,508,889.5

         Tax Margin                                      8,570,393.33        8,423,373.86        6,676,523.51        5,860,966.07
         1.5% NBV Spread                                 8,195,975.33       10,433,868.58        7,086,833.09        8,451,702.39
         Alamo Ineligible Receivable                               --                  --                  --                  --
                                                      ---------------     ---------------     ---------------     ---------------
         Net Monthly Lease Pymt                        142,543,527.92      137,268,883.42      131,464,781.36      105,846,286.97
                                                      ===========================================================================

                                                         12/20/2001             1/20/2002           2/20/2002
                                                      ---------------     ---------------     ---------------
         SERIES 1996-1                                             --                  --                  --


         NATIONAL                                       37,396,831.18                  --                  --
         ALAMO                                          45,366,323.10                  --                  --
         CARTEMPS                                       19,745,735.30                  --                  --
                                                      ---------------     ---------------     ---------------
         Monthly Lease Payment for all deals                                           --                  --

         Tax Margin                                      5,322,528.62                  --                  --
         1.5% NBV Spread                                 8,248,239.03                  --                  --
         Alamo Ineligible Receivable                               --                  --                  --
                                                      -------------------------------------------------------
         Net Monthly Lease Pymt                         88,938,121.93                  --                  --
                                                      =======================================================

---------------

NOTES:   (1)      The dates above reflect the day the lease payment was actually paid. (Ex. The lease payment made on 5/22/00 was for depreciation, termination payments, casualties, etc that happened during April)

         (2) The April 99 Tax Margin payment includes both the month of March 1999 and February 1999.

THE DEBTOR HAS A MONTHLY OBLIGATION TO PAY OPERATING LEASE PAYMENT TO AFFILIATED ENTITIES AS MORE FULLY DETAILED ON THE ACCOMPANYING SCHEDULES. THE NET AMOUNT OF THE POST PETITION LIABILITY THAT WAS UNPAID AS OF THE REPORTING DATE WAS $194,784,408.90. THIS AMOUNT IS INCLUDED IN THE DEBTOR'S INTERCOMPANY ACCOUNTS AS A LIABILITY.

CASE NO. 01-11200 JOINTLY ADMINISTERED

                                                      WEEKLY               BI-WEEKLY                 TOTAL
                                                   ------------          ------------            --------------
BI-WEEKLY  11/13/2001                                                    1,129,669.57              1,129,669.57
WEEKLY     11/20/2001                              2,313,115.13                                    2,313,115.13
BI-WEEKLY  11/27/2001                                                    2,500,139.44              2,500,139.44
WEEKLY     12/04/2001                              1,011,619.73                                    1,011,619.73
BI-WEEKLY  12/11/2001                                                    2,178,959.03              2,178,959.03
WEEKLY     12/18/2001                              1,310,908.74                                    1,310,908.74
BI-WEEKLY  12/25/2001                                                    2,047,299.97              2,047,299.97

Taxes Incurred - 11/13 - 12/31                                                                    12,491,711.61
Taxes for 11/13 payroll paid on 11/12/01 - PrePetition                                             1,129,669.57
                                                                                                 --------------
Net taxes Incurred and paid post petition                                                         11,362,042.04

PrePetition Payroll Taxes Paid Post Petition                                                          42,689.05
                                                                                                 --------------
Total Payroll Taxes Paid Post Post Petition                                                       11,404,731.09
                                                                                                 ==============

DECEMBER 2001 TAX LIABILITIES

LEGAL ENTITY                 PAYEE                                            TAX TYPE
------------                 -----                                            --------
BY STATE

Alamo Rent A Car LLC         State of Alabama                                 Rental Tax
Alamo Rent A Car LLC         Arizona Dept. of Revenue                         Rental/Use/Surcharge Tax
Alamo Rent A Car LLC         Arkansas Dept Finance and Administration         Sales/Use/Rental Tax
Alamo Rent A Car LLC         California State Board of Equalization           Underground Storage Tank Fee
Alamo Rent A Car LLC         California State Board of Equalization           Sales & Use Tax
Alamo Rent A Car LLC         Colorado Dept of Revenue                         Sales/Use/RTD Tax
Alamo Rent A Car LLC         Connecticut Commission of Revenue Svcs           Tourism Account Surcharge
Alamo Rent A Car LLC         Connecticut Commission of Revenue Svcs           Sales & Use Tax
Alamo Rent A Car LLC         Florida Dept of Revenue                          Solid Waste/Surcharge
Alamo Rent A Car LLC         Florida Dept of Revenue                          Sales/Use Tax
Alamo Rent A Car LLC         Florida Dept of Revenue                          Sales/Use Tax
Alamo Rent A Car LLC         Georgia Dept. of Revenue                         Sales & Use Tax
Alamo Rent A Car LLC         Hawaii Dept of Taxation                          General Excise Tax
Alamo Rent A Car LLC         Hawaii Dept of Taxation                          Rental Motor Vehicle Surcharge Tax
Alamo Rent A Car LLC         Illinois Dept of Revenue                         Auto Renting Occupation/Use Tax
Alamo Rent A Car LLC         Illinois Dept of Revenue                         Sales & Use Tax
Alamo Rent A Car LLC         Indiana Dept of Revenue                          Sales & Use Tax
Alamo Rent A Car LLC         Indiana Dept of Revenue                          Motor Vehicle Rental Tax
Alamo Rent A Car LLC         Kentucky State Treasurer                         U-Drive It Permit
Alamo Rent A Car LLC         Louisiana Dept of Rev & Taxation                 Sales/Use Tax
Alamo Rent A Car LLC         Louisiana Dept of Rev & Taxation                 Motor Veh Excise Tax
Alamo Rent A Car LLC         Maine State Treasurer                            Sales/Use Tax
Alamo Rent A Car LLC         Maryland Comptroller                             Rental & Use Tax
Alamo Rent A Car LLC         Commonwealth of Massachusetts                    Surcharge
Alamo Rent A Car LLC         Massachusetts Dept of Revenue                    Sales/Use Tax
Alamo Rent A Car LLC         Michigan Dept. of Treasury                       Sales/Use/Fuel Prepayment
Alamo Rent A Car LLC         Minnesota Dept of Revenue                        Sales/Use & Surcharge
Alamo Rent A Car LLC         Missouri Dept of Revenue                         Sales/Use Tax Prepay
Alamo Rent A Car LLC         Missouri Dept of Revenue                         Sales/Use Tax
Alamo Rent A Car LLC         Missouri Dept of Revenue                         Use Tax
Alamo Rent A Car LLC         Nevada Dept of Taxation                          Sales/Use Tax
Alamo Rent A Car LLC         New Jersey Division of Taxation                  Sales Tax /Use Tax
Alamo Rent A Car LLC         State of New Jersey                              Fuel Tax
Alamo Rent A Car LLC         New Mexico Taxation and Revenue Dept.            Gross Receipts & Rental Surcharge
Alamo Rent A Car LLC         New Mexico Taxation and Revenue Dept.            Motor Vehicle Excise Tax
Alamo Rent A Car LLC         New York State Promptax - Sales Tax              Sales/Use/Rental Tax
Alamo Rent A Car LLC         North Carolina Dept. of Revenue                  Motor Veh. Lease & Rental Tax
Alamo Rent A Car LLC         North Carolina Dept. of Revenue                  Use Tax
Alamo Rent A Car LLC         North Carolina Dept. of Revenue                  Mecklenburg CntySales and Use Tax
Alamo Rent A Car LLC         Triangle Transportation Authority, NC            Vehicle Rental Tax
Alamo Rent A Car LLC         Treasurer State of Ohio                          Sales Tax
Alamo Rent A Car LLC         Treasurer State of Ohio                          Use Tax
Alamo Rent A Car LLC         Oklahoma Tax Commission                          Rental Tax
Alamo Rent A Car LLC         Oklahoma Tax Commission                          Sales Tax
Alamo Rent A Car LLC         Oklahoma Tax Commission                          Tourism Tax
Alamo Rent A Car LLC         Pennsylvania Dept of Revenue                     Sales/Use Tax
Alamo Rent A Car LLC         Pennsylvania Dept of Revenue                     PTA
Alamo Rent A Car LLC         Pennsylvania Dept of Revenue                     Rental Tax
Alamo Rent A Car LLC         Rhode Island Tax Administration                  Sales/Use Tax


LEGAL ENTITY                 PAYEE                                       TAX ID                   TAX LIABILITY     DUE DATE
------------                 -----                                       ------                   -------------     --------
BY STATE

Alamo Rent A Car LLC         State of Alabama                            766805591                     4,868.32         20th
Alamo Rent A Car LLC         Arizona Dept. of Revenue                    07 604306-A                 249,857.53         25th
Alamo Rent A Car LLC         Arkansas Dept Finance and Administration    AR 0218865-60-001            46,304.00         20th
Alamo Rent A Car LLC         California State Board of Equalization      44-040545                     2,399.99         25th
Alamo Rent A Car LLC         California State Board of Equalization      SR Y OHC 97639369           583,097.52         31st
Alamo Rent A Car LLC         Colorado Dept of Revenue                    14-41131-0000                68,183.17         20th
Alamo Rent A Car LLC         Connecticut Commission of Revenue Svcs      9675190-000                   9,986.00         31st
Alamo Rent A Car LLC         Connecticut Commission of Revenue Svcs      9675190-000                  23,830.74         31st
Alamo Rent A Car LLC         Florida Dept of Revenue                     80-03-007886-23-1           987,562.50         20th
Alamo Rent A Car LLC         Florida Dept of Revenue                     80-03-007886-23-1           982,794.61         20th
Alamo Rent A Car LLC         Florida Dept of Revenue                     80-03-007886-23-1         1,000,354.33         20th
Alamo Rent A Car LLC         Georgia Dept. of Revenue                    200035868                   113,387.92         20th
Alamo Rent A Car LLC         Hawaii Dept of Taxation                     10630716                    288,303.37         30th
Alamo Rent A Car LLC         Hawaii Dept of Taxation                     10630716                    612,813.00         30th
Alamo Rent A Car LLC         Illinois Dept of Revenue                    3078-0616                   119,736.02         20th
Alamo Rent A Car LLC         Illinois Dept of Revenue                    3078-0616                     2,013.94         20th
Alamo Rent A Car LLC         Indiana Dept of Revenue                     0105499072-001               11,148.54         20th
Alamo Rent A Car LLC         Indiana Dept of Revenue                     0105499072-001               15,504.13         31st
Alamo Rent A Car LLC         Kentucky State Treasurer                    UD0798                       10,642.35         30th
Alamo Rent A Car LLC         Louisiana Dept of Rev & Taxation            2185767-001                  23,924.72         20th
Alamo Rent A Car LLC         Louisiana Dept of Rev & Taxation            2185767-001                  17,941.00         20th
Alamo Rent A Car LLC         Maine State Treasurer                       1048504                       8,451.13         15th
Alamo Rent A Car LLC         Maryland Comptroller                        09584178                    107,873.35         20th
Alamo Rent A Car LLC         Commonwealth of Massachusetts               650960514                    51,629.99         20th
Alamo Rent A Car LLC         Massachusetts Dept of Revenue               650-960-514*7*               38,242.59         20th
Alamo Rent A Car LLC         Michigan Dept. of Treasury                  ME-0144596                  (28,100.35)        15th
Alamo Rent A Car LLC         Minnesota Dept of Revenue                   4609534                      62,715.00         20th
Alamo Rent A Car LLC         Missouri Dept of Revenue                    17217806                     86,920.00         weekly
Alamo Rent A Car LLC         Missouri Dept of Revenue                    17217806                    (14,655.81)        20th
Alamo Rent A Car LLC         Missouri Dept of Revenue                    17217806                          9.22         30th
Alamo Rent A Car LLC         Nevada Dept of Taxation                     080918649                    33,882.95         30th
Alamo Rent A Car LLC         New Jersey Division of Taxation             650-960-514/000              60,581.86         20th
Alamo Rent A Car LLC         State of New Jersey                         650-960-514/000                 164.97         20th
Alamo Rent A Car LLC         New Mexico Taxation and Revenue Dept.       02-420531-00-1               75,548.48         23rd
Alamo Rent A Car LLC         New Mexico Taxation and Revenue Dept.       02-420531-00-1              (40,851.96)        25th
Alamo Rent A Car LLC         New York State Promptax - Sales Tax         65-0960514                   39,789.66         25th
Alamo Rent A Car LLC         North Carolina Dept. of Revenue             600248644                    67,694.51         10th
Alamo Rent A Car LLC         North Carolina Dept. of Revenue             600248644                        18.93         15th
Alamo Rent A Car LLC         North Carolina Dept. of Revenue             600248644                         0.30         15th
Alamo Rent A Car LLC         Triangle Transportation Authority, NC       980002                       19,559.83         10th
Alamo Rent A Car LLC         Treasurer State of Ohio                     89-035311                    44,224.50         23rd
Alamo Rent A Car LLC         Treasurer State of Ohio                     97-143925                        14.47         23rd
Alamo Rent A Car LLC         Oklahoma Tax Commission                     175735                        9,185.02         15th
Alamo Rent A Car LLC         Oklahoma Tax Commission                     175735                       13,296.50         15th
Alamo Rent A Car LLC         Oklahoma Tax Commission                     175735                          153.08         15th
Alamo Rent A Car LLC         Pennsylvania Dept of Revenue                81416211                     78,678.35         20th
Alamo Rent A Car LLC         Pennsylvania Dept of Revenue                954718                       95,389.16         20th
Alamo Rent A Car LLC         Pennsylvania Dept of Revenue                0053958                      37,905.54         20th
Alamo Rent A Car LLC         Rhode Island Tax Administration             650960514                    24,807.80         20th


LEGAL ENTITY                 PAYEE                                             RETURN FREQUENCY
------------                 -----                                             ----------------
BY STATE

Alamo Rent A Car LLC         State of Alabama                                   monthly
Alamo Rent A Car LLC         Arizona Dept. of Revenue                           monthly
Alamo Rent A Car LLC         Arkansas Dept Finance and Administration           monthly
Alamo Rent A Car LLC         California State Board of Equalization             quarterly
Alamo Rent A Car LLC         California State Board of Equalization             monthly
Alamo Rent A Car LLC         Colorado Dept of Revenue                           monthly
Alamo Rent A Car LLC         Connecticut Commission of Revenue Svcs             monthly
Alamo Rent A Car LLC         Connecticut Commission of Revenue Svcs             monthly
Alamo Rent A Car LLC         Florida Dept of Revenue                            monthly
Alamo Rent A Car LLC         Florida Dept of Revenue                            monthly
Alamo Rent A Car LLC         Florida Dept of Revenue                            1st month of estimated tax
Alamo Rent A Car LLC         Georgia Dept. of Revenue                           monthly
Alamo Rent A Car LLC         Hawaii Dept of Taxation                            monthly
Alamo Rent A Car LLC         Hawaii Dept of Taxation                            monthly
Alamo Rent A Car LLC         Illinois Dept of Revenue                           monthly
Alamo Rent A Car LLC         Illinois Dept of Revenue                           monthly
Alamo Rent A Car LLC         Indiana Dept of Revenue                            monthly
Alamo Rent A Car LLC         Indiana Dept of Revenue                            monthly
Alamo Rent A Car LLC         Kentucky State Treasurer                           monthly
Alamo Rent A Car LLC         Louisiana Dept of Rev & Taxation                   monthly
Alamo Rent A Car LLC         Louisiana Dept of Rev & Taxation                   monthly
Alamo Rent A Car LLC         Maine State Treasurer                              monthly
Alamo Rent A Car LLC         Maryland Comptroller                               monthly
Alamo Rent A Car LLC         Commonwealth of Massachusetts                      quarterly
Alamo Rent A Car LLC         Massachusetts Dept of Revenue                      monthly
Alamo Rent A Car LLC         Michigan Dept. of Treasury                         monthly
Alamo Rent A Car LLC         Minnesota Dept of Revenue                          monthly
Alamo Rent A Car LLC         Missouri Dept of Revenue                           monthly
Alamo Rent A Car LLC         Missouri Dept of Revenue                           monthly
Alamo Rent A Car LLC         Missouri Dept of Revenue                           quarterly
Alamo Rent A Car LLC         Nevada Dept of Taxation                            monthly
Alamo Rent A Car LLC         New Jersey Division of Taxation                    monthly
Alamo Rent A Car LLC         State of New Jersey                                monthly
Alamo Rent A Car LLC         New Mexico Taxation and Revenue Dept.              monthly
Alamo Rent A Car LLC         New Mexico Taxation and Revenue Dept.              annual
Alamo Rent A Car LLC         New York State Promptax - Sales Tax                monthly
Alamo Rent A Car LLC         North Carolina Dept. of Revenue                    monthly
Alamo Rent A Car LLC         North Carolina Dept. of Revenue                    quarterly
Alamo Rent A Car LLC         North Carolina Dept. of Revenue                    quarterly
Alamo Rent A Car LLC         Triangle Transportation Authority, NC              monthly
Alamo Rent A Car LLC         Treasurer State of Ohio                            monthly
Alamo Rent A Car LLC         Treasurer State of Ohio                            quarterly
Alamo Rent A Car LLC         Oklahoma Tax Commission                            monthly
Alamo Rent A Car LLC         Oklahoma Tax Commission                            monthly
Alamo Rent A Car LLC         Oklahoma Tax Commission                            monthly
Alamo Rent A Car LLC         Pennsylvania Dept of Revenue                       monthly
Alamo Rent A Car LLC         Pennsylvania Dept of Revenue                       quarterly
Alamo Rent A Car LLC         Pennsylvania Dept of Revenue                       quarterly
Alamo Rent A Car LLC         Rhode Island Tax Administration                    monthly

LEGAL ENTITY                 PAYEE                                                   TAX TYPE
------------                 -----                                                   --------

Alamo Rent A Car LLC         Rhode Island Tax Administration                         Surcharge
Alamo Rent A Car LLC         South Carolina Dept of Revenue                          Sales Tax
Alamo Rent A Car LLC         Tennessee Dept of Revenue                               Motor Vehicle Rental Surcharge
Alamo Rent A Car LLC         Tennessee Dept of Revenue                               Sales & Use Tax
Alamo Rent A Car LLC         Texas State Comptroller                                 Sales & Use Tax
Alamo Rent A Car LLC         Texas State Comptroller                                 Sales & Use Tax
Alamo Rent A Car LLC         Texas State Comptroller                                 Bexar Co. Motor Vehicle Rental Tax
Alamo Rent A Car LLC         Texas State Comptroller                                 Euless Motor Vehicle Rental Tax
Alamo Rent A Car LLC         Texas State Comptroller                                 Harris Co. Sports Venue District Tax
Alamo Rent A Car LLC         Utah State Tax Commission                               Sales/Use/Rental Tax & Tire Recycle Fee
Alamo Rent A Car LLC         Virginia Dept of Motor Vehicles                         Rental Tax
Alamo Rent A Car LLC         Virginia Dept of Taxation                               Use Tax
Alamo Rent A Car LLC         Washington Dept of Revenue                              Sales/Use/Rental/B&O Tax
Alamo Rent A Car LLC         Wisconsin Dept of Revenue                               Sales/Use/Stadium Tax
Alamo Rent A Car LLC         Wisconsin Dept of Revenue                               Rental Vehicle Fee
Alamo Rent A Car LLC         Wisconsin Dept of Revenue                               Local Exposition Tax
Alamo Rent A Car LLC         State of Wyoming Dept of Rev                            Sales/Use Tax
TOTAL ALAMO RENT A CAR
  LLC BY STATE

BY LOCAL JURISDICTION
Alamo Rent A Car LLC         Chicago Dept of Revenue                                 Transaction Tax
Alamo Rent A Car LLC         Chicago Dept of Revenue                                 Motor Vehicle Lessor Tax
Alamo Rent A Car LLC         City & County of Denver                                 Sales/Use Tax
Alamo Rent A Car LLC         City of Austin, TX                                      Motor Vehicle Rental Tax
Alamo Rent A Car LLC         City of Birmingham                                      Lease Tax
Alamo Rent A Car LLC         City of Boston                                          Surcharge
Alamo Rent A Car LLC         City of Cleveland                                       Vehicle Leasing Tax
Alamo Rent A Car LLC         City of College Park, GA                                Car Rental Tax
Alamo Rent A Car LLC         City of Colorado Springs                                Sales/Rental Tax
Alamo Rent A Car LLC         City of Dallas                                          Short Term Motor Vehicle Tax
Alamo Rent A Car LLC         City of Newark - Parking Tax                            Municipal Parking Tax
Alamo Rent A Car LLC         City of Philadelphia                                    Vehicle Rental Tax
Alamo Rent A Car LLC         City of Phoenix, AZ                                     Sales & Use Tax
Alamo Rent A Car LLC         City of Savannah, GA                                    Auto Rental Tax
Alamo Rent A Car LLC         Denver County Clerk                                     Rental Tax
Alamo Rent A Car LLC         El Paso County Clerk                                    Rental Tax
Alamo Rent A Car LLC         Guilford County Tax Dept., NC                           Rental Veh. Gross Receipts
Alamo Rent A Car LLC         Horry County Treasurer's Office                         Hospitality Fee
Alamo Rent A Car LLC         Jefferson Parish, LA                                    Sales/Use Tax
Alamo Rent A Car LLC         Mecklenburg County, NC                                  Rental Veh. Gross Receipts
Alamo Rent A Car LLC         Multnomah County, OR                                    Motor Vehicle Rental Tax
Alamo Rent A Car LLC         Municipality of Anchorage                               Rental Tax
Alamo Rent A Car LLC         Pitkin County Clerk                                     Rental Tax
Alamo Rent A Car LLC         Shelby County Clerk, TN                                 Motor Vehicle Rental Tax
Alamo Rent A Car LLC         Village of Franklin Park, IL                            Motor Vehicle Leasing Tax
Alamo Rent A Car LLC         Wake County Revenue Dept., NC                           Rental Veh. Gross Receipts
Alamo Rent A Car LLC         Wayne County Treasurer, MI                              Excise Tax
Alamo Rent A Car LLC         Rental Motor Vehicle License Fee/Boone County, KY       License Fee
TOTAL ALAMO RENT A CAR
  LLC BY LOCAL

BY STATE

                                                                                                    TAX         DUE       RETURN
LEGAL ENTITY              PAYEE                                TAX ID                            LIABILITY      DATE    FREQUENCY
------------              -----                                ------                            ---------      ----    ---------

Alamo Rent A Car LLC      Rhode Island Tax Administration      65-0960514                         33,656.16     15th     quarterly
Alamo Rent A Car LLC      South Carolina Dept of Revenue       01065722-9 & 02648574-0            15,175.27     20th     monthly
Alamo Rent A Car LLC      Tennessee Dept of Revenue            100006486/100006477/100006495      21,608.00     15th     quarterly
Alamo Rent A Car LLC      Tennessee Dept of Revenue            103014702/103014391/103014800      72,802.00     20th     monthly
Alamo Rent A Car LLC      Texas State Comptroller              1-41-1930023-5                        397.25     20th     quarterly
Alamo Rent A Car LLC      Texas State Comptroller              1-41-1930023-5                    (99,047.59)    20th     quarterly
Alamo Rent A Car LLC      Texas State Comptroller              1-41-1930023-5                     28,602.05     20th     monthly
Alamo Rent A Car LLC      Texas State Comptroller              1-41-1930023-5                     46,194.20     31st     monthly
Alamo Rent A Car LLC      Texas State Comptroller              1-41-1930023-5                     46,739.75     31st     monthly
Alamo Rent A Car LLC      Utah State Tax Commission            E71171                            153,969.16     31st     monthly
Alamo Rent A Car LLC      Virginia Dept of Motor Vehicles      9-803000                           90,490.22     20th     monthly
Alamo Rent A Car LLC      Virginia Dept of Taxation            0019005321                              6.79     20th     monthly
Alamo Rent A Car LLC      Washington Dept of Revenue           602 000 880                       213,031.00     25th     monthly
Alamo Rent A Car LLC      Wisconsin Dept of Revenue            0679428                            19,391.88     31st     quarterly
Alamo Rent A Car LLC      Wisconsin Dept of Revenue            0679428                            10,510.36     31st     quarterly
Alamo Rent A Car LLC      Wisconsin Dept of Revenue            0679428                             9,947.20     31st     quarterly
Alamo Rent A Car LLC      State of Wyoming Dept of Rev         900049-010                          3,009.67     30th     monthly
TOTAL ALAMO RENT A CAR
  LLC BY STATE                                                                                 6,714,266.14

BY LOCAL JURISDICTION
Alamo Rent A Car LLC      Chicago Dept of Revenue              65878                              60,307.76     31st     monthly
Alamo Rent A Car LLC      Chicago Dept of Revenue              65878                               9,443.50     31st     monthly
Alamo Rent A Car LLC      City & County of Denver              14-41131-0002/4150                114,737.42     20th     monthly
Alamo Rent A Car LLC      City of Austin, TX                   none                               26,027.62     30th     quarterly
Alamo Rent A Car LLC      City of Birmingham                   178417-LS                           2,393.66     20th     monthly
Alamo Rent A Car LLC      City of Boston                       Alamo Rent A Car LLC                  867.60     20th     monthly
Alamo Rent A Car LLC      City of Cleveland                    Alamo Rent A Car LLC               11,118.00     30th     monthly
Alamo Rent A Car LLC      City of College Park, GA             none                               48,389.98     20th     monthly
Alamo Rent A Car LLC      City of Colorado Springs             054549-00                           6,047.95     20th     monthly
Alamo Rent A Car LLC      City of Dallas                       none                               12,636.58     15th     monthly
Alamo Rent A Car LLC      City of Newark - Parking Tax         65-0960514                          2,849.56     15th     quarterly
Alamo Rent A Car LLC      City of Philadelphia                 7405418                            15,565.94     15th     monthly
Alamo Rent A Car LLC      City of Phoenix, AZ                  99012050S                          84,705.85     20th     monthly
Alamo Rent A Car LLC      City of Savannah, GA                 none                                6,127.56     20th     monthly
Alamo Rent A Car LLC      Denver County Clerk                  110023196                          31,629.04     20th     monthly
Alamo Rent A Car LLC      El Paso County Clerk                 14-41131-0001/4149                  3,901.90     20th     monthly
Alamo Rent A Car LLC      Guilford County Tax Dept., NC        1155-3                              5,555.46     15th     monthly
Alamo Rent A Car LLC      Horry County Treasurer's Office      6446                                1,930.14     20th     monthly
Alamo Rent A Car LLC      Jefferson Parish, LA                 23-001111                          28,410.08     20th     monthly
Alamo Rent A Car LLC      Mecklenburg County, NC               6818                                8,303.82     15th     monthly
Alamo Rent A Car LLC      Multnomah County, OR                 65-0960514                         63,871.65     30th     quarterly
Alamo Rent A Car LLC      Municipality of Anchorage            0005                               22,560.61     30th     quarterly
Alamo Rent A Car LLC      Pitkin County Clerk                  14-41131-0003/4151                    616.86     20th     monthly
Alamo Rent A Car LLC      Shelby County Clerk, TN              010065763                           7,240.63     20th     monthly
Alamo Rent A Car LLC      Village of Franklin Park, IL         none                                2,840.50     25th     monthly
Alamo Rent A Car LLC      Wake County Revenue Dept., NC        none                                5,971.48     15th     monthly
Alamo Rent A Car LLC      Wayne County Treasurer, MI           65-0960514                         13,819.39     15th     monthly
Alamo Rent A Car LLC      Rental Motor Vehicle License
                            Fee/Boone County, KY               1120                                8,664.61     20th     quarterly
TOTAL ALAMO RENT A CAR
  LLC BY LOCAL                                                                                   606,535.15

BY STATE

National Car Rental Hawaii                        State Tax Collector-Hawaii                 Surcharge
National Car Rental Hawaii                        State Tax Collector-Hawaii                 Surcharge-3.00
TOTAL NATIONAL CAR RENTAL HAWAII BY STATE

BY STATE
National Car Rental Systems, Inc                  State of Alabama                           Rental Tax
National Car Rental Systems, Inc                  CA Board of Equalization                   Sales & Use Tax
National Car Rental Systems, Inc                  State of California Board of Equalization  Underground Storage Tank Fee
National Car Rental Systems, Inc                  Treasurer State of Connecticut             Sales/Use Tax
National Car Rental Systems, Inc                  Treasurer State of Connecticut             Rental Tax
National Car Rental Systems, Inc                  Delaware Division of Revenue               Lessor/Surcharge
National Car Rental Systems, Inc                  Delaware Division of Revenue               Gross Receipts
National Car Rental Systems, Inc                  District of Columbia, DC                   Sales & Use Tax
National Car Rental Systems, Inc                  FL Dept. of Revenue                        Sales & Use Tax
National Car Rental Systems, Inc                  FL Dept. of Revenue                        Solid Waste and Surcharge Return
National Car Rental Systems, Inc                  Georgia DOR                                Sales/Use Tax
National Car Rental Systems, Inc                  Illinois DOR                               Rental Tax
National Car Rental Systems, Inc                  Illinois DOR                               Sales Tax
National Car Rental Systems, Inc                  Kentucky State Treasurer                   U-Drive-It
National Car Rental Systems, Inc                  Louisiana Dept. of Revenue                 Sales Tax
National Car Rental Systems, Inc                  Louisiana Dept. of Revenue                 Automobile Rental Excise Tax
National Car Rental Systems, Inc                  Louisiana Dept. of Revenue                 Automobile Rental Excise Tax
National Car Rental Systems, Inc                  Louisiana Dept. of Revenue                 Automobile Rental Excise Tax
National Car Rental Systems, Inc                  Maine State Treasurer                      Sales & Use Tax
National Car Rental Systems, Inc                  State of Maryland                          Sales Tax
National Car Rental Systems, Inc                  Massachusetts Dept. of Revenue             Sales & Use Tax
National Car Rental Systems, Inc                  Massachusetts Dept. of Revenue             Surcharge for Vehicles Rented in Boston
National Car Rental Systems, Inc                  Michigan Dept. of Treasury                 Sales/Use/Fuel Prepay
National Car Rental Systems, Inc                  Michigan Dept. of Treasury                 Sales/Use Prepay
National Car Rental Systems, Inc                  Minnesota Dept. of Revenue                 Sales Tax
National Car Rental Systems, Inc                  Missouri Dept of Revenue                   Sales/Use Tax Prepay
National Car Rental Systems, Inc                  Missouri Dept of Revenue                   Sales/Use Tax
National Car Rental Systems, Inc                  Mississippi State Tax Commission           Sales Tax
National Car Rental Systems, Inc                  Mississippi State Tax Commission           Sales Tax
National Car Rental Systems, Inc                  Mississippi State Tax Commission           Motor Vehicle Rental Tax
National Car Rental Systems, Inc                  Mississippi State Tax Commission           Motor Vehicle Rental Tax
National Car Rental Systems, Inc                  Nebraska Dept. of Revenue                  Sales & Use Tax
National Car Rental Systems, Inc                  Nevada Dept of Taxation                    Sales & Use Tax
National Car Rental Systems, Inc                  New Hampshire                              Meals & Rental Tax
National Car Rental Systems, Inc                  State of New Jersey                        Sales & Use Tax
National Car Rental Systems, Inc                  New Mexico Taxation and Revenue Dept.      Gross Receipts & Rental Surcharge
National Car Rental Systems, Inc                  New York Sales Tax Bureau                  Sales Tax-Settlement
National Car Rental Systems, Inc                  NY Dept of Taxation                        Prompt Tax
National Car Rental Systems, Inc                  North Carolina DOR                         Rental Tax
National Car Rental Systems, Inc                  Triangle Transit Authority NC              Rental Tax
National Car Rental Systems, Inc                  Triangle Transit Authority NC              Rental Tax
National Car Rental Systems, Inc                  State of Ohio; Treasurer of State          Sales Tax
National Car Rental Systems, Inc                  Oklahoma Tax Commission                    Sales Tax
National Car Rental Systems, Inc                  Oklahoma Tax Commission                    Vehicle Rental Tax
National Car Rental Systems, Inc                  Oklahoma Tax Commission                    Tourism Tax
National Car Rental Systems, Inc                  PA Dept. of Revnue                         Sales, Use & Hotel Occupancy Tax
National Car Rental Systems, Inc                  PA Dept. of Revnue                         Public Transportation Assistance Tax
National Car Rental Systems, Inc                  PA Dept. of Revnue                         Vehicle Rental Tax


National Car Rental Hawaii                         10467603                           106,730.72         30th          monthly
National Car Rental Hawaii                         10467603                           231,381.00         30th          monthly
TOTAL NATIONAL CAR RENTAL HAWAII BY STATE                                             338,111.72

BY STATE
National Car Rental Systems, Inc                   7668 04609                          17,236.85         20th          monthly
National Car Rental Systems, Inc                   99-731609                          479,294.14         31st          monthly
National Car Rental Systems, Inc                   4-003123                             5,193.59         25th          quarterly
National Car Rental Systems, Inc                   8405003000                          51,919.72         30th          monthly
National Car Rental Systems, Inc                   8405003000                          33,698.00         30th          monthly
National Car Rental Systems, Inc                   1-411808000-001                        297.80         31st          quarterly
National Car Rental Systems, Inc                   1-411808000-002                      2,684.00         31st          quarterly
National Car Rental Systems, Inc                   350000024864                        16,128.34         22nd          monthly
National Car Rental Systems, Inc                   80-21005836238                     799,524.90         22nd          monthly
National Car Rental Systems, Inc                   80*03-005836-23-8                  644,307.77         22nd          monthly
National Car Rental Systems, Inc                   200-027941                         196,735.75         20th          monthly
National Car Rental Systems, Inc                   2614-5685                          300,739.99         20th          monthly
National Car Rental Systems, Inc                   2614-5685                            7,180.19         20th          monthly
National Car Rental Systems, Inc                   UD1364                              69,086.87         31st          monthly
National Car Rental Systems, Inc                   8909343000                          38,034.00         22nd          monthly
National Car Rental Systems, Inc                   8909343-002                            945.00         22nd          monthly
National Car Rental Systems, Inc                   8909343-004                         24,373.00         22nd          monthly
National Car Rental Systems, Inc                   8909343-003                          3,207.00         22nd          monthly
National Car Rental Systems, Inc                   R270345 094                         22,543.65         15th          monthly
National Car Rental Systems, Inc                   7733417                            160,806.70         20th          monthly
National Car Rental Systems, Inc                   411-808-111*04*                     78,303.06         22nd          monthly
National Car Rental Systems, Inc                   411808000                          118,489.30         22nd          quarterly
National Car Rental Systems, Inc                   ME-0125009                          90,213.48         15th          monthly
National Car Rental Systems, Inc                   ME-0125009                          90,213.48         30th          monthly
National Car Rental Systems, Inc                   2092676                            186,755.00         22nd          monthly
National Car Rental Systems, Inc                   15782131                           122,920.00        weekly         monthly
National Car Rental Systems, Inc                   15782131                             7,447.27         20th          monthly
National Car Rental Systems, Inc                   61-13061-3                          12,479.00         22nd          monthly
National Car Rental Systems, Inc                   24-22179-8                           6,932.00         22nd          monthly
National Car Rental Systems, Inc                   61-13061-3                          17,188.00         22nd          monthly
National Car Rental Systems, Inc                   24-22179-8                           9,090.00         22nd          monthly
National Car Rental Systems, Inc                   1 7369263 3                         30,555.10         25th          monthly
National Car Rental Systems, Inc                   774141300                           16,515.66         31st          monthly
National Car Rental Systems, Inc                   41824                               37,527.86         15th          monthly
National Car Rental Systems, Inc                   411-808-000/000 0 NATI             139,546.35         22nd          monthly
National Car Rental Systems, Inc                   2287314007                          99,447.90         25th          monthly
National Car Rental Systems, Inc                   41-18080000C                        59,609.81         20th          monthly
National Car Rental Systems, Inc                   41-18080000C                       415,716.94         24th          monthly
National Car Rental Systems, Inc                   10154448                           160,168.66         15th          monthly
National Car Rental Systems, Inc                   980009                               9,126.17         10th          monthly
National Car Rental Systems, Inc                   980009                              30,732.70         25th          monthly
National Car Rental Systems, Inc                   89-034228 0                         75,180.97         23rd          monthly
National Car Rental Systems, Inc                   411808000F                          27,652.14         15th          monthly
National Car Rental Systems, Inc                   411808000F                          21,439.00         15th          monthly
National Car Rental Systems, Inc                   411808000F                             357.32         15th          monthly
National Car Rental Systems, Inc                   99-673 533                         195,432.11         22nd          monthly
National Car Rental Systems, Inc                   09-188 74                          195,250.09         22nd          quarterly
National Car Rental Systems, Inc                   99673533                            62,483.18         22nd          quarterly

National Car Rental Systems, Inc                  South Carolina Tax Commission                Sales & Use Tax


National Car Rental Systems, Inc                  Tennessee DOR                                Sales Tax


National Car Rental Systems, Inc                  Tennessee DOR                                Surcharge


National Car Rental Systems, Inc                  Comptroller of Public Accounts-TX            Motor Vehicle Rental
National Car Rental Systems, Inc                  Comptroller of Public Accounts-TX            Motor Vehicle Rental
National Car Rental Systems, Inc                  Virginia Dept. of Motor Vehicles             Motor Vehicle Rental Tax
National Car Rental Systems, Inc                  State of Washington DOR                      Sales/Use/Rental
TOTAL NATIONAL CAR RENTAL SYSTEMS, INC BY STATE

BY LOCAL JURISDICTION
National Car Rental Systems, Inc                  Tahoe Regional Planning Agency               Rental Car Mitigation Fee
National Car Rental Systems, Inc                  City Central Cashier, Omaha, NE              Vehicle Rental Occupation Tax
National Car Rental Systems, Inc                  City of Boston                               Motor Vehicle Lessor Surcharge
National Car Rental Systems, Inc                  City of Cambridge                            Motor Vehicle Lessor Surcharge
National Car Rental Systems, Inc                  City of Cleveland, OH                        Motor Vehicle Lessor Tax
National Car Rental Systems, Inc                  City of Duluth, MN                           Sales & Use Tax
National Car Rental Systems, Inc                  City of New Orleans                          Sales Tax
National Car Rental Systems, Inc                  City of Northampton                          Motor Vehicle Lessor Surcharge
National Car Rental Systems, Inc                  City of Philadelphia, PA                     Vehicle Rental Tax
National Car Rental Systems, Inc                  City of Worcestor                            Motor Vehicle Lessor Surcharge
National Car Rental Systems, Inc                  Horry County, SC                             Hospitality Fee
National Car Rental Systems, Inc                  Jefferson Parish Sheriff's Office            Sales Tax
National Car Rental Systems, Inc                  Lafayette Parish School Board                Sales Tax
National Car Rental Systems, Inc                  Wayne County Treasurer, MI                   Excise Tax
National Car Rental Systems, Inc                  Augusta-Richmond County, GA                  Motor Vehicle
National Car Rental Systems, Inc                  Boone County KY                              Rental Tax
National Car Rental Systems, Inc                  Chicago DOR (7550)                           Transaction
National Car Rental Systems, Inc                  Chicago DOR (7555)                           Motor Vehicle Lessor
National Car Rental Systems, Inc                  City of Amarillo Accounting Dept             Rental Tax
National Car Rental Systems, Inc                  City of Austin, TX                           Sports Venue
National Car Rental Systems, Inc                  City of Birmingham                           Rental Tax
National Car Rental Systems, Inc                  City of College Park, GA                     Motor Rental Tax
National Car Rental Systems, Inc                  City of Dallas                               Short Term MV Rental
National Car Rental Systems, Inc                  City of Huntsville                           Rental Tax
National Car Rental Systems, Inc                  City of Mobile                               Rental Tax
National Car Rental Systems, Inc                  City of Savannah, GA                         Motor Rental Tax
National Car Rental Systems, Inc                  Comptroller of Public Accounts-Euless TX     Motor Vehicle Rental
National Car Rental Systems, Inc                  Comptroller of Public Accounts-Harris Co TX  Stadium
National Car Rental Systems, Inc                  Cumberland County NC Tax Adm                 Rental Tax
National Car Rental Systems, Inc                  Guilford County NC Tax Dept                  Rental Tax
National Car Rental Systems, Inc                  Lane Co Finance Operations                   Rental Tax
National Car Rental Systems, Inc                  Mechlenburg Co. NC Tax Dept                  Rental Tax
National Car Rental Systems, Inc                  Mobile County                                Rental Tax
National Car Rental Systems, Inc                  Multnomah County Treasurer-OR                Rental Tax
National Car Rental Systems, Inc                  Shelby County Clerk-TN                       Rental Tax
National Car Rental Systems, Inc                  Wake County NC DOR                           Rental Tax
TOTAL NATIONAL CAR RENTAL SYSTEMS, INC BY LOCAL


National Car Rental Systems, Inc                  18580770002/18580770039/
                                                  18580770011/1850770048/
                                                  18580770020                       40,089.63         22nd          monthly
National Car Rental Systems, Inc                  100611492, 101999975,
                                                  100611483, 100611474
                                                   & 100611465                     143,938.00         20th          monthly
National Car Rental Systems, Inc                  100002551, 100002560,
                                                  100004102, 100002515,
                                                  100002533                         54,755.58         15th          quarterly
National Car Rental Systems, Inc                  1-41-1808000-2                   987,390.55         20th          quarterly
National Car Rental Systems, Inc                  1-41-1808000-2                (1,335,334.80)        20th          quarterly
National Car Rental Systems, Inc                  9-717000                         228,556.46         22nd          monthly
National Car Rental Systems, Inc                  601 626 677 4                    352,510.11         25th          monthly
TOTAL NATIONAL CAR RENTAL SYSTEMS, INC BY STATE                                  5,662,615.34

BY LOCAL JURISDICTION
National Car Rental Systems, Inc                  none                                 480.00         30th          quarterly
National Car Rental Systems, Inc                  7369263                           19,718.80         15th          quarterly
National Car Rental Systems, Inc                                                     2,067.60         22nd          monthly
National Car Rental Systems, Inc                                                       127.20         22nd          monthly
National Car Rental Systems, Inc                  41-1808000                        29,226.00         30th          monthly
National Car Rental Systems, Inc                  61891100C                            731.78         22nd          monthly
National Car Rental Systems, Inc                  101907856                          1,578.00         22nd          monthly
National Car Rental Systems, Inc                                                        39.60         22nd          monthly
National Car Rental Systems, Inc                  6525109                           40,543.87         15th          monthly
National Car Rental Systems, Inc                                                       104.40         22nd          monthly
National Car Rental Systems, Inc                  411808000/02640222-3               1,839.85         22nd          monthly
National Car Rental Systems, Inc                  23-000465                         38,628.97         22nd          monthly
National Car Rental Systems, Inc                  281-1761-29301                     3,745.70         22nd          monthly
National Car Rental Systems, Inc                  ME-0125009                        38,381.04         15th          monthly
National Car Rental Systems, Inc                  n/a                                2,786.16         20th          monthly
National Car Rental Systems, Inc                  1220                              17,330.98         20th          quarterly
National Car Rental Systems, Inc                  9812                             145,402.74         30th          monthly
National Car Rental Systems, Inc                  9812                              48,279.00         30th          monthly
National Car Rental Systems, Inc                  41-1808000                         4,696.40         10th          monthly
National Car Rental Systems, Inc                  n/a                               34,930.98         30th          quarterly
National Car Rental Systems, Inc                  165041-LS                          3,820.51         20th          monthly
National Car Rental Systems, Inc                  n/a                               77,861.76         20th          monthly
National Car Rental Systems, Inc                  n/a                               12,575.71         20th          monthly
National Car Rental Systems, Inc                  033297-0001                        5,117.62         20th          monthly
National Car Rental Systems, Inc                  T04-041786                         5,970.95         20th          monthly
National Car Rental Systems, Inc                  20009875757                        6,893.72         20th          monthly
National Car Rental Systems, Inc                  1-41-1808000-2                    95,311.27         30th          monthly
National Car Rental Systems, Inc                  1-41-1808000-2                   105,991.19         30th          monthly
National Car Rental Systems, Inc                  n/a                                3,013.46         15th          monthly
National Car Rental Systems, Inc                  1131-3                            11,437.59         15th          monthly
National Car Rental Systems, Inc                  370                               12,751.90         30th          quarterly
National Car Rental Systems, Inc                  6872                              21,365.04         15th          monthly
National Car Rental Systems, Inc                  T10-041786                         2,985.47         20th          monthly
National Car Rental Systems, Inc                  41-1808000                       143,233.98         30th          quarterly
National Car Rental Systems, Inc                  10064325                          12,902.64         20th          monthly
National Car Rental Systems, Inc                  15114                             13,539.36         15th          monthly
TOTAL NATIONAL CAR RENTAL SYSTEMS, INC BY LOCAL                                    965,411.24

                                                          GRAND TOTAL           14,286,939.59

      NOTE: Monthly returns include the dates of 12/01/2001 to 12/31/2001
         Quarterly returns include the dates of 11/13/2001 to 12/31/2001

ANC RENTAL CORPORATION, ET AL.                                                      CASE NO. 01-11200 JOINTLY ADMINISTERED
MOR-4 STATUS OF POST PETITION TAXES
ALAMO LOCAL MARKET DIVISION
SPIRIT RENT-A-CAR, INC.
FOR THE PERIOD NOVEMBER 12- DECEMBER 31, 2001                                                                                   EFT
                                                                       NUMBER            MAILED/                        CHECK   COPY
                                                                        OF        EFT/   RETURNS                        NO./    TO
STATE RETURN                                  DUE DATE                 RETURNS    CHK     FILED             AMOUNT      EFT     ACCT
------------------------------------------------------------------------------------------------------------------------------------
TX    Amarillo-Potter Events                  10th                        1       CHK   12/10/2001            382.15     1049
                                              10TH TOTAL                  1

MN    STATE (ST-1) (E`FILE) FUNDS DUE         14th (by 5:30PM -13th)      1       EFT   PYMT. ONLY          7,658.00      EFT    YES
                                              14TH TOTAL                  1

MI    STATE                                   15th                        1       CHK   12/17/2001         28,128.85    102864
MI    Wayne County Stadium Tax *              15th                        3       CHK   12/17/2001          2,190.61    102883
NC    STATE RENTAL                            15th                        1       CHK   12/17/2001         62,416.68    102825
NC    TTA (Br 21, 47, 110, 248 & 4033)        15th                        1       CHK   12/17/2001          7,063.02    102875
NC    Alamance County Rental Tax              15th                        1       CHK   12/17/2001              0.00
NC    Buncombe County Rental Tax              15th                        1       CHK   12/17/2001            158.66    102453
NC    Cabarrus County Rental Tax              15th                        1       CHK   12/17/2001              0.00
NC    Catawba County Rental Tax               15th                        1       CHK   12/17/2001            979.40    102456
NC    Craven County Rental Tax                15th                        1       CHK   12/17/2001              0.00
NC    Cumberland County Rental Tax            15th                        2       CHK   12/17/2001            190.62    102768
NC    Durham County Rental Tax                15th                        2       CHK   12/17/2001              0.00
NC    Forsyth County Rental Tax               15th                        1       CHK   12/17/2001              0.00
NC    Gaston County Rental Tax                15th                        1       CHK   12/17/2001              0.00
NC    Guilford County Rental Tax              15th                        2       CHK   12/17/2001              0.00
NC    Henderson County Rental Tax             15th                        1       CHK   12/17/2001              0.00
NC    City of Kannapolis Rental Tax           15th                        1       CHK   12/17/2001              0.00
NC    Mecklenburg County Rental Tax           15th                        2       CHK   12/17/2001            967.10    102603
NC    Nash County Rental Tax                  15th                        1       CHK   12/17/2001              0.00
NC    Onslow County Rental Tax                15th                        1       CHK   12/17/2001            996.90    102623
NC    Pitt County Rental Tax                  15th                        1       CHK   12/17/2001              0.00
NC    Richmond County Rental Tax              15th                        1       CHK   12/17/2001              0.00
NC    City of Hamlet Ren Tx (Richmond Cnty)   15th Start: OCT.-2001       1       CHK   12/17/2001             30.58    102476
NC    Union County Rental Tax                 15th                        1       CHK   12/17/2001              0.00
NC    City of Monroe Rental Tax (Union Cnty)  15th                        1       CHK   12/17/2001              0.00
NC    Wake County Rental Tax                  15th                        3       CHK   12/17/2001          2,096.26    102881
NC    New Hanover County Rental Tax           15th                        1       CHK   12/17/2001              0.00

ANC RENTAL CORPORATION, ET AL.                                                      CASE NO. 01-11200 JOINTLY ADMINISTERED
MOR-4 STATUS OF POST PETITION TAXES
ALAMO LOCAL MARKET DIVISION
SPIRIT RENT-A-CAR, INC.
FOR THE PERIOD NOVEMBER 12- DECEMBER 31, 2001                                                                                   EFT
                                                                       NUMBER            MAILED/                        CHECK   COPY
                                                                        OF        EFT/   RETURNS                        NO./    TO
STATE RETURN                                  DUE DATE                 RETURNS    CHK     FILED             AMOUNT      EFT     ACCT
-----------------------------------------------------------------------------------------------------------------------------------
NH    STATE RENTAL (Starts 7/1/99)            15th (by 3:00PM-14th)       1       EFT   12/14/2001          3,002.00    EFT      N/A
OK    STATE [STS0002)                         15th                        1       CHK   12/17/2001          3,399.62    102830
OK    STATE RENTAL                            15th                        1       CHK   12/17/2001          2,722.00    102832
OK    STATE TOURISM                           15th                        1       CHK   12/17/2001             45.36    102831
TX    Dallas - Venue                          15th                        7       CHK   12/17/2001          7,048.19    102759
WV    STATE sales tax                         15th                        1       CHK   12/17/2001          5,111.23    102887
WV    STATE DMV - rental tax                  15th                        1       CHK   12/17/2001          3,871.00    102886
WV    STATE - Use Tax                         15th                        1       CHK      N/A                  0.00
                                              15TH TOTAL                 48

NE    City of Omaha                           15th (Q)                    1       CHK
RI    STATE RENTAL EXCISE*                    15th (Q)                    3       CHK
TN    STATE RENTAL (SLS 405)*                 15th (Q)                   13       CHK
                                              15TH(Q) TOTAL              17

AL    STATE                                   20th                        1       CHK   12/20/2001          3,278.75    102590
AL    STATE CITY/COUNTY RENTAL                FILING NOT REQUIRED         1       N/A      N/A                  0.00    CLOSED
AL    Birmingham City                         20th                        2       CHK   12/20/2001          1,670.63    102454
AL    Huntsville City                         20th                        1       CHK   12/20/2001            687.75    102461
AL    Madison  County                         20th                        1       CHK   12/20/2001            221.66    102538
AL    Mobile City                             20th                        1       CHK   12/20/2001          1,697.78    102449
AL    Mobile County                           20th                        1       CHK   12/20/2001            424.44    102549
AL    Vestavia Hills City                     20th                        1       CHK   12/20/2001            249.02    102596
AL    Tuscaloosa                              20th                        1       CHK   12/20/2001             51.56    102466
AR    STATE [ST-400]                          20th                        1       CHK   12/20/2001         31,288.00      1062
AZ    STATE [TPT-1]                           20th                        1       CHK   12/20/2001         32,444.19      1065
AZ    Chandler (Closed)                       20th                        1       N/A      N/A                  0.00    CLOSED
AZ    Glendale                                20th                        1       CHK   12/20/2001            937.44    105186
AZ    Mesa                                    20th                        1       CHK   12/20/2001          1,220.83    105187
AZ    Peoria (Closed)                         20th                        1       N/A      N/A                  0.00    CLOSED
AZ    Phoenix*                                20th                        2       CHK   12/20/2001          2,960.42    105188
AZ    Scottsdale*                             20th                        2       CHK   12/20/2001          1,166.81    105189

ANC RENTAL CORPORATION, ET AL.                                                      CASE NO. 01-11200 JOINTLY ADMINISTERED
MOR-4 STATUS OF POST PETITION TAXES
ALAMO LOCAL MARKET DIVISION
SPIRIT RENT-A-CAR, INC.
FOR THE PERIOD NOVEMBER 12- DECEMBER 31, 2001                                                                                   EFT
                                                                       NUMBER            MAILED/                        CHECK   COPY
                                                                        OF        EFT/   RETURNS                        NO./    TO
STATE RETURN                                  DUE DATE                 RETURNS    CHK     FILED             AMOUNT      EFT     ACCT
------------------------------------------------------------------------------------------------------------------------------------
AZ    Tucson                                  20th                        2       CHK   12/20/2001          2,386.45    105185
CO    STATE                                   20th                        1       CHK   12/20/2001          9,046.00    105193
CO    Aurora                                  20th                        1       CHK   12/20/2001          1,868.38    105182
CO    STATE rental - Adams                    20th                        1       CHK   12/20/2001            789.31    102483
CO    STATE rental - Arapahoe                 20th                        1       CHK   12/20/2001          1,933.57    102484
CO    STATE rental - El Paso                  20th                        1       CHK   12/20/2001            937.30    102485
CO    STATE rental - Jefferson                20th                        1       CHK   12/20/2001          1,051.30    102486
CO    Colorado Springs                        20th                        1       CHK   12/20/2001          1,409.25    105183
CO    Littleton                               20th                        1       CHK   12/20/2001          1,363.36    105184
CO    Westminster                             20th                        1       CHK   12/20/2001              0.00
FL    STATE*                                  20th (by 3:45 PM-19th)     58       EFT   12/20/2001        189,568.54       EFT   YES
FL    Surcharge                               20th                        1       CHK   12/20/2001        110,918.50      1066
GA    STATE                                   20th (by 3:00 PM-19th)      1       EFT   12/20/2001         49,121.96       EFT   YES
GA    Atlanta (Closed)                        20th                        1       N/A     N/A                   0.00    CLOSED
GA    Augusta-Richmond County                 20th                        1       CHK   12/18/2001          1,135.27    102438
GA    Chamblee                                20th                        1       CHK   12/18/2001          1,309.93    102473
GA    Columbus                                20th                        1       CHK   12/18/2001            563.25    102471
GA    Marietta                                20th                        1       CHK   12/18/2001          1,009.72    102478
GA    Savannah                                20th                        1       CHK   12/18/2001          1,451.41    102480
GA    Union City                              20th                        1       CHK   12/18/2001            993.90    102484
IA    STATE                                   20th                        1       CHK   12/20/2001          1,377.90    102527
IL    STATE [ART-1/ART-2]                     20th                        1       CHK   12/19/2001         43,890.00    102969
IL    Orland Hills Surcharge                  20th                        1       CHK   12/19/2001            360.25    102995
IN    STATE                                   20th (by 4:00 PM-19th)      1       EFT      N/A             12,120.70       EFT   YES
LA    STATE                                   20th (by 1:00 PM-19th)      1       EFT   12/19/2001         31,541.00       EFT   YES
LA    STATE EXCISE*                           20th                       13       CHK   12/20/2001            418.00    102807
LA    Alexandria - Rapides                    20th                        1       CHK   12/18/2001          2,922.95    102848
LA    Bossier City                            20th                        1       CHK   12/18/2001          3,097.88    102744
LA    Avoyelles                               20th                        1       CHK   12/18/2001            739.71    102442
LA    E. Baton Rouge*                         20th                        2       CHK   12/18/2001          5,833.00    102836
LA    Jefferson*                              20th                        2       CHK   12/18/2001          6,516.85    102837
LA    Lafayette                               20th                        1       CHK   12/18/2001          3,354.19    102808

ANC RENTAL CORPORATION, ET AL.                                                      CASE NO. 01-11200 JOINTLY ADMINISTERED
MOR-4 STATUS OF POST PETITION TAXES
ALAMO LOCAL MARKET DIVISION
SPIRIT RENT-A-CAR, INC.
FOR THE PERIOD NOVEMBER 12- DECEMBER 31, 2001                                                                                   EFT
                                                                       NUMBER            MAILED/                        CHECK   COPY
                                                                        OF        EFT/   RETURNS                        NO./    TO
STATE RETURN                                  DUE DATE                 RETURNS    CHK     FILED             AMOUNT      EFT     ACCT
-----------------------------------------------------------------------------------------------------------------------------------
LA    Lake Charles-Calcasieu                  20th                        1       CHK   12/18/2001          2,082.50    102749
LA    Livingston                              20th                        1       CHK   12/18/2001            426.18    102810
LA    Monroe - Ouachita                       20th                        1       CHK   12/18/2001          2,655.00    102869
LA    New Orleans                             20th                        2       CHK   12/18/2001          6,137.00    102761
LA    St Tamany                               20th                        1       CHK   12/18/2001          1,762.52    102870
LA    Terrebonne                              20th                        1       CHK   12/18/2001            869.98    102839
MA    STATE [ST-9MP]                          20th                        1       CHK   12/18/2001         34,749.78    102812
MA    City of Revere - MV Surcharge           20th                        1       CHK   12/18/2001             74.70    102762
MD    STATE                                   20th (by 2:00 PM-19th)      1       EFT      N/A            108,111.08       EFT   YES
MO    STATE                                   20th                        1       CHK   12/18/2001         18,298.34    102820
MS    STATE/RENTAL*                           20th                        4       CHK   12/18/2001          6,823.00    102821
NJ    STATE [ST-51]                           20th                        1       CHK   12/18/2001         27,810.08    102865
NY    STATE  [ST-809 M, ST-810 Q]             20th                        1       CHK   12/20/2001              0.00
PA    STATE PA-3R                             20th (by 4:45 PM-19th)      1       EFT   12/19/2001         69,322.96       EFT   YES
RI    STATE*                                  20th                        3       CHK   12/20/2001         22,464.83      1064
SC    STATE [ST-3]*                           20th                       13       CHK   12/20/2001         21,046.23    102861
SC    Horry County                            20th                        2       CHK   12/18/2001            440.22    102792
TN    STATE [SLS 450]*                        20th                       13       CHK   12/19/2001         36,830.00    102992
TN    Shelby County Public Rental Tax         20th                        1       CHK   12/19/2001            340.64    102987
TX    STATE [14-103]                          20th (by 3:00 PM-19th)      1       EFT   12/19/2001        246,480.80       EFT   YES
TX    Bexar County Sports Venue               20th                        1       CHK   12/18/2001          8,300.16    102863
VA    STATE [FORM 101]                        20th                        1       CHK   12/20/2001         58,867.80    102764
                                              20TH TOTAL                177

CO    Lakewood                                20th(Q)                     1       CHK
KY    Boone County                            20th(Q)                     1       CHK
PA    STATE PA-4                              20th(Q)                     1       CHK
PA    STATE PA-5                              20th(Q)                     1       CHK
TX    City of Austin - Rental Tax*            20th(Q)                     3       CHK
                                              20TH(Q) TOTAL               7

OH    STATE [ST 10-G]                         22nd (by 3:45 PM-21st)      1       EFT   12/26/2001         72,023.89       EFT   YES

ANC RENTAL CORPORATION, ET AL.                                                      CASE NO. 01-11200 JOINTLY ADMINISTERED
MOR-4 STATUS OF POST PETITION TAXES
ALAMO LOCAL MARKET DIVISION
SPIRIT RENT-A-CAR, INC.
FOR THE PERIOD NOVEMBER 12- DECEMBER 31, 2001                                                                                   EFT
                                                                       NUMBER            MAILED/                        CHECK   COPY
                                                                        OF        EFT/   RETURNS                        NO./    TO
STATE RETURN                                  DUE DATE                 RETURNS    CHK     FILED             AMOUNT      EFT     ACCT
-----------------------------------------------------------------------------------------------------------------------------------
OH    STATE (use tax)                         23rd (Q)                    1       CHK      N/A                  0.00
CA    STATE                                   23rd (by 3:00 PM-22nd)      1       EFT      N/A             88,617.40       EFT   YES
                                              23RD TOTAL                  3
KS    STATE & LOCAL SALES (SM)                25th                        1       CHK   12/26/2001          6,386.51    105445
KS    VEHICLE RETAIL EXCISE*                  25th                        2       CHK   12/26/2001          2,093.19    105495
MN    STATE (ST-1) (E'FILE) RETURN DUE        25th (by 5:30PM -24th)      1       EFT   return                  0.00       EFT   YES
                                                                                        filed 12/21/01
NE    STATE [FORM 10]  ** Start EFT 11/00     25th (by 4:00 PM-24th)      1       EFT   12/26/2001          6,944.08       EFT   YES
NM    STATE [CRS-1]                           25th                        1       CHK   12/26/2001         16,803.68    105466
NY    STATE (ESTIMATE FOR OCT./2001)          25th (by 3:00 PM-24th)      1       EFT      N/A            121,627.37       EFT   YES
WA    STATE (EFT starting with Jan,01)        25th (by 5:00 PM-24th)      1       EFT   12/26/2001         29,096.41       EFT   YES
                                              25TH TOTAL                  8

NO CHECK RUN LAST DAY OF MONTH (CLOSING)
CT    STATE [OS-114]                          30th (by 4:30 PM-29th)      1       EFT   12/27/2001         16,979.61       EFT   YES
IN    RENTAL EXCISE*                          30th                        8       CHK   12/28/2001          7,847.77    106020
KY    STATE DMV                               30th                        1       CHK   12/28/2001          7,110.80    106031
NV    STATE [TXR-01.01]                       30th                        1       CHK   12/28/2001          7,339.06    106112
TX    TEXAS Sports Venue (Harris County)      30th (by 3:00 PM-29th)      1       EFT   12/27/2001         27,555.93       EFT   YES
UT    STATE TC-71V, A                         30th (by 3:00 PM-29th)      1       EFT   12/27/2001          6,804.03       EFT   YES
UT    STATE TC-71FV (Tourism)                 30th                        1       CHK   12/27/2001              0.00
                                              30TH TOTAL                 14

NO CHECK RUN LAST DAY OF MONTH (CLOSING)
CT    TOURISM [OP-337]                        30th(Q)                     1       CHK
DE    STATE GROSS RECEIPTS (LQ8)              30th[Q]                     1       CHK
DE    STATE MVR (LQ7)                         30th(Q)                     1       CHK
TX    City of El Paso - Rental Tax            30th(Q)                     1       CHK
WI    Milwaukee Exposition                    30th(Q)                     1       CHK
                                              30TH(Q) TOTAL               5

NO CHECK RUN LAST DAY OF MONTH (CLOSING)
IL    Schaumburg Auto Lease Tax               EOM(Q)                      1       CHK

ANC RENTAL CORPORATION, ET AL.                                                      CASE NO. 01-11200 JOINTLY ADMINISTERED
MOR-4 STATUS OF POST PETITION TAXES
ALAMO LOCAL MARKET DIVISION
SPIRIT RENT-A-CAR, INC.
FOR THE PERIOD NOVEMBER 12- DECEMBER 31, 2001                                                                                   EFT
                                                                       NUMBER            MAILED/                        CHECK   COPY
                                                                        OF        EFT/   RETURNS                        NO./    TO
STATE RETURN                                  DUE DATE                 RETURNS    CHK     FILED             AMOUNT      EFT     ACCT
------------------------------------------------------------------------------------------------------------------------------------
NV    BUSINESS TAX RETURN                     EOM(Q)                      1       CHK
OR    Multinomah County                       EOM(Q)                      1       CHK
WI    RENTAL FEE RETURN                       EOM(Q)                      1       CHK
WI    STATE [ST-12]                           EOM(Q)(by 4:00PM-29th)      1       EFT                                     EFT
                                              EOM(Q) TOTAL                5

AZ    Surcharge ADOT                          Annually 2/15               1
CA    Environmental Fee Return                Annually 2/28               1
CT    Surcharge [OP-337]                      Annually 2/15               1
IN    Annual Sales Tax Information            Annually 5/31               1
KY    STATE SALES                             Annually 1/20               1
MI    Annual reconciliation                   Annually 2/28               1
MN    Surcharge w/Dec Return                  Annually 1/20               1
MS    Use Tax Return*                         Annually 1/31               2
NE    Annual reconciliation                   Annually 2/15               2
NM    Annual MVET reconciliation              Annually 1/25               1
NV    Passenger Car Rental Return             Annually 1/31               1
PA    Vehicle Rental Tax Reconciliation       Annually 2/15               1
RI    Surcharge Reconciliation*               Annually 2/15               3
SC    STATE SURCHARGE                         Annually 2/15               1
WV    Annual reconciliation                   Annually 1/31               1
                                              ANNUALLY TOTAL             19


      * NON CONSOLIDATED                     TOTAL (NUMBER OF RETURNS)  305                             1,796,910.87

ANC RENTAL CORPORATION, ET AL.           CASE NO. 01-11200 JOINTLY ADMINISTERED
MOR-4 STATUS OF POST PETITION TAXES
ALAMO LOCAL MARKET DIVISION
CARTEMPS FINANCING LP

FOR THE PERIOD NOVEMBER 12 - DECEMBER 31, 2001

                                                                                                                       NUMBER OF
STATE    RETURN                                       REGISTRATION #                   DUE DATE         EFT/CHK         RETURNS
-----    ------                                       --------------                   --------         -------        ---------
OK       STATE SALES [STS0002]                        160741                               15th           N/A              1
OK       STATE TOURISM                                160741                               15th           N/A              1
OK       STATE RENTAL [BT-123-R-09-98]                160741                               15th           N/A              1
                                                                                        15TH TOTAL                         3

NC       STATE [MOTOR VEHICLE LEASE]                  600202991                           15th(Q)         N/A              1
NC       STATE SALES                                  9010-600202991                      15th(Q)         N/A              1
TN       STATE RENTAL (SUR 405)                       100006039                           15th(Q)         N/A              1
                                                                                       15th(Q) Total                       1

AL       STATE [S&U 2410]                             7668 05399                           20th           N/A              1
FL       STATE                                        78-21-087515-23                      20th           N/A              1
FL       SURCHARGE                                    78-21-087515-23-3                    20th           N/A              1
GA       STATE                                        175-422014                           20th           N/A              1
LA       STATE                                        1765791-001 0                        20th           N/A              1
LA       STATE EXCISE                                 1765791-001                          20th           N/A              1
MA       STATE [ST-9MP]                               411-930-022                          20th           N/A              1
NJ       STATE [ST-50/51]                             411-930-022/000                      20th           N/A              1
SC       STATE                                        09924385-7                           20th           N/A              1
                                                                                        20th Total                         9

HI       STATE Semi Annual                            10626117                             20th           N/A              1
KY       SALES & USE - Semi Ann (Jun & Dec)           099947                               20th           N/A              1

MD       STATE (QTRS FEB, MAY, AUG, NOV)              9460227                            20th (Q)         N/A              1
MS       STATE                                        83-32454-1                         20th (Q)         N/A              1
PA       STATE PA-3R                                  81-146 312                         20th (Q)         N/A              1
TN       STATE SALES [SUR 450]                        102806019                          20th (Q)         N/A              1
VA       STATE [ST-8]                                 001861058-2                        20th (Q)         N/A              1
                                                                                      20TH (Q) TOTAL                       5

OH       STATE [UT 1018]                              99-037614                            22nd           N/A              1
OH       STATE ST 10                                  77-179258                            22nd           N/A              1
                                                                                        22ND TOTAL                         2

KS       STATE & LOCAL SALES (ST-36)                  114-0378 (2)                         25th           N/A              1
KS       USE TAX RETURN (CT-114)                      005411930022F01                      25th           N/A              1
KS       VEHICLE RETAIL EXCISE *                      Various                              25th           N/A              2
NM       STATE & LOCAL SALES (SM)                     02411688002                          25th           N/A              1
                                                                                        25TH TOTAL                         4

KY       STATE DMV                                    UD1521                                N/A           N/A              0
                                                                                         EOM Total                         0

DE       STATE                                        1-411930022                         EOM(Q)          N/A              2
NV       BUSINESS TAX RETURN                          143450000                           EOM(Q)          N/A              1
NV       STATE [TXR-01.01]                            149450000                           EOM(Q)          N/A              1
RI       STATE SALES                                  41193002200                         EOM(Q)          N/A              1
WA       STATE                                        601 934 419                         EOM(Q)          N/A              1
WI       STATE [ST-12]                                UT24759                             EOM(Q)          N/A              1
                                                                                       EOM(Q) TOTAL                        8

AR       STATE(ST-400) Effective 1/01 Annually        210466-76-001                     Annual 1/20       N/A              1
AZ       STATE   [TPT-1]                              07-586189-H                       Annual 1/20       N/A              1
CA       STATE SALES & USE                            97-506341                         Annual 1/30       N/A              1
CO       STATE                                        24-99626-0000                     Annual 1/20       N/A              1
CT       STATE [OS-114]                               9637505 000                       Annual 1/31       N/A              1
CT       Surcharge [OP-337]                                                                 N/A           N/A              0
FL       Annual registration fee                                                            N/A           N/A              0
HI       Annual Sales Reconcilliation                 10626117                          Annual 4/20       N/A              1
IL       STATE [ART1/ART2]                            3006-6220                         Annual 1/22       N/A              1
IA       STATE                                        2-00-141524                       Annual 1/31       N/A              1
IN       STATE                                        0102474460 001 0                  Annual 1/31       N/A              1
IN       Annual Sales Tax Information                                                   Annual 5/31       N/A              1
MI       Annual Sales                                 41-1930022                        Annual 2/28       N/A              1
MO       STATE [53-S.F.]                              16972686                          Annual 1/31       N/A              1
MN       Sales/Use                                    4156121                           Annual 1/31       N/A              1
NE       Sales/Use                                    01-8166285                        Annual 2/15       N/A              1
NM       Annual MVET reconciliation                                                         N/A           N/A              0
NY       STATE [ST-810                                141930022                         Annual 1/20       N/A              1
NV       Passenger Car Rental Return                                                        N/A           N/A              0
OH       Annual registration sales tax license fee    REPEALED                            (A) 2/1         N/A              1
PA       Vehicle Rental Tax Reconciliation                                                  N/A           N/A              0
RI       Surcharge Reconciliation                     2/15- Spirit Return                   N/A           N/A              0
SC       STATE SURCHARGE                              2/15- Spirit Return                   N/A           N/A              0
TX       STATE                                                                          Annual 2/22       N/A              1
UT       STATE                                        E63010                                N/A           N/A              1
                                                                                      ANNUALLY TOTAL                      16
         * NON CONSOLIDATED                                                                                               ==
                                                                                      GRAND TOTAL                         48
                                                                                                          number of
                                                                                                          returns

                                   MAILED /
         PREPARE RETURN            RETURNS
STATE     CHECKS SIGNED             FILED
-----    --------------            --------

OK            N/A                 semi annual
OK            N/A                 semi annual
OK         JH-12/14/01            12/17/2001


NC
NC
TN


AL         JH-12/19/01            12/20/2001
FL         JH-12/19/01            12/20/2001
FL         JH-12/19/01            12/20/2001
GA         JH-12/19/01            12/20/2001
LA         JH-12/19/01            12/20/2001
LA         JH-12/19/01            12/20/2001
MA         JH-12/19/01            12/20/2001
NJ         JH-12/19/01            12/20/2001
SC         JH-12/19/01            12/20/2001


HI
KY

MD         JH-12/20/01                 N/A
MS
PA
TN
VA


OH         N/A                    semi-annual
OH         N/A                    semi-annual


KS        JH-12/26/01             12/26/2001
KS        JH-12/26/01             12/26/2001
KS        JH-12/26/01             12/26/2001
NM        JH-12/26/01             12/26/2001


KY                                Appears to inappropriate - Do Not File Unless Return is Forwarded by the State.


DE
NV
NV
RI
WA
WI


AR
AZ
CA
CO
CT
CT                                Surcharge Return - Do Not File Unless Return is Mailed By The State
FL                                Not Required - Application States do not file unless Tx sales > $30K
HI
IL
IA
IN
IN
MI
MO
MN
NE
NM                                No Return Required Per Instruction Book
NY
NV                                Appears to inappropriate - Do Not File Unless Return is Forwarded by the State.
OH       REPEALED in SEPT./2000
PA                                Appears to inappropriate - Do Not File Unless Return is Forwarded by the State.
RI                                Appears to inappropriate - Do Not File Unless Return is Forwarded by the State.
SC                                Appears to inappropriate - Do Not File Unless Return is Forwarded by the State.
TX
UT



                                        MC
                                        AP
                                        EFT

                          CURRENT STATUS
STATE                          DONE
-----                     --------------
OK                             DONE
OK                             DONE
OK                             DONE
                               DONE
                               DONE                   Effective 10/1/99
NC                             DONE
NC                             DONE
TN                             DONE
                               DONE

AL
FL
FL
GA
LA                             DONE
LA
MA
NJ
SC


HI                              N/A
KY                              N/A

MD
MS                             DONE
PA                             DONE
TN                             DONE
VA                             DONE


OH
OH


KS
KS
KS                                                    Chng to EOM from 20th per Infor in file
NM


KY


DE
NV
NV
RI
WA
WI


AR
AZ
CA
CO
CT
CT
FL
HI
IL
IA
IN
IN
MI
MO
MN
NE
NM
NY
NV
OH
PA
RI
SC
TX
UT

ANC RENTAL CORPORATION, ET AL.                                                                CASE NO. 01-11200 JOINTLY ADMINISTERED
MOR-4 STATUS OF POST PETITION TAXES
ALAMO LOCAL MARKET DIVISION
SPIRIT RENT-A-CAR, INC.
FOR THE PERIOD NOVEMBER 12- DECEMBER 31, 2001

                                                                                                                           EFT
                                                                 NUMBER            MAILED/                 CHECK           COPY
                                                                   OF      EFT/    RETURNS                  NO./            TO
STATE RETURN                                 DUE DATE            RETURNS   CHK      FILED       AMOUNT      EFT            ACCT
------------------------------------------------------------------------------------------------------------------------------------
TX    Amarillo-Potter Events              10th                      1      CHK    11/28/2001    4,390.36       1006
                                          10TH TOTAL                1

MN    STATE (ST-1) (E'FILE) FUNDS DUE     14th (by 5:30PM -13th)    1      EFT    PYMT. ONLY   15,491.00        EFT         YES
                                          14TH TOTAL                1

MI    STATE                               15th                      1      CHK    11/15/2001   48,932.93  202793775
MI    Wayne County Stadium Tax *          15th                      3      CHK    11/15/2001    3,179.00  202793776
NC    STATE RENTAL                        15th                      1      CHK    11/15/2001   95,061.84  202793777
NC    TTA (Br 21, 47, 110, 248 & 4033)    15th                      1      CHK    11/15/2001   13,939.28  202793778
NC    Alamance County Rental Tax          15th                      1      CHK    11/15/2001    1,520.50  202793779
NC    Buncombe County Rental Tax          15th                      1      CHK    11/15/2001    2,339.20  202793781
NC    Cabarrus County Rental Tax          15th                      1      CHK    11/15/2001    1,750.30  202793782
NC    Catawba County Rental Tax           15th                      1      CHK    11/15/2001    2,625.40  202793783
NC    Craven County Rental Tax            15th                      1      CHK    11/15/2001    1,205.35  202793784
NC    Cumberland County Rental Tax        15th                      2      CHK    11/15/2001    5,002.28  202793785
NC    Durham County Rental Tax            15th                      2      CHK    11/15/2001    4,196.10  202793787
NC    Forsyth County Rental Tax           15th                      1      CHK    11/15/2001    3,895.26  202793788
NC    Gaston County Rental Tax            15th                      1      CHK    11/15/2001    4,650.14  202793789
NC    Guilford County Rental Tax          15th                      2      CHK     11/7/2001    6,230.58     594193   "PRE-PETITION"
NC    Henderson County Rental Tax         15th                      1      CHK    11/15/2001    1,368.40  202793790
NC    City of Kannapolis Rental Tax       15th                      1      CHK     11/7/2001    1,750.30     594183   "PRE-PETITION"
NC    Mecklenburg County Rental Tax       15th                      2      CHK    11/15/2001    5,897.90  202793791
NC    Nash County Rental Tax              15th                      1      CHK    11/15/2001    1,969.50  202793792
NC    Onslow County Rental Tax            15th                      1      CHK    11/15/2001    2,648.24  202793793
NC    Pitt County Rental Tax              15th                      1      CHK    11/15/2001    1,647.80  202793794
NC    Richmond County Rental Tax          15th                      1      CHK    11/15/2001    1,126.05  202793795

NC    City of Hamlet Ren Tx (Richmond Cnty)    15th   Start: OCT.-2001      1      CHK    11/15/2001      126.05    202793796
NC    Union County Rental Tax                  15th                         1      CHK    11/15/2001    1,449.67    202793797
NC    City of Monroe Rental Tax (Union Cnty)   15th                         1      CHK    11/15/2001    1,449.67    202793798
NC    Wake County Rental Tax                   15th                         3      CHK    11/15/2001    5,312.90    202793799
NC    New Hanover County Rental Tax            15th                         1      CHK    11/15/2001    3,676.10    592361100
NH    STATE RENTAL (Starts 7/1/99)             15th (by 3:00PM-14th)        1      EFT    11/15/2001    6,043.00    592361101   N/A
OK    STATE [STS0002)                          15th                         1      CHK    11/15/2001   15,053.00    592361102
OK    STATE RENTAL                             15th                         1      CHK    11/15/2001   12,280.96    592361103
OK    STATE TOURISM                            15th                         1      CHK    11/15/2001      534.23    592361104
TX    Dallas - Venue                           15th                         1      CHK    11/15/2001   14,023.93    592361108
WV    STATE sales tax                          15th                         1      CHK    11/15/2001    7,783.67    592361106
WV    STATE DMV - rental tax                   15th                         1      CHK    11/15/2001    6,926.00    592361107
WV    STATE - Use Tax                          15th                         1      CHK       N/A              --
                                               15TH TOTAL                  42

NE    City of Omaha                            15th (Q)                     1      CHK
RI    STATE RENTAL EXCISE*                     15th (Q)                     3      CHK
TN    STATE RENTAL (SLS 405)*                  15th (Q)                    13      CHK
                                               15TH(Q) TOTAL               17

AL    STATE                                    20th                         1      CHK  FLA 11/20/01    4,607.53         1018
AL    STATE CITY/COUNTY RENTAL                 FILING NOT REQUIRED          1      N/A       N/A              --       CLOSED
AL    Birmingham City                          20th                         2      CHK  FLA 11/20/01    2,249.94         1030
AL    Huntsville City                          20th                         1      CHK  FLA 11/20/01      861.01         1049
AL    Madison  County                          20th                         1      CHK  FLA 11/20/01      278.26         1057
AL    Mobile City                              20th                         1      CHK  FLA 11/20/01    2,129.22         1032
AL    Mobile County                            20th                         1      CHK  FLA 11/20/01      532.30         1052
AL    Vestavia Hills City                      20th                         1      CHK  FLA 11/20/01      370.23         1055
AL    Tuscaloosa                               20th                         1      CHK  FLA 11/20/01      117.43         1058
AR    STATE [ST-400]                           20th                         1      CHK  FLA 11/20/01   29,040.00         1009
AZ    STATE   [TPT-1]                          20th                         1      CHK  FLA 11/20/01   35,853.61         1006
AZ    Chandler    (Closed)                     20th                         1      N/A       N/A              --       CLOSED
AZ    Glendale                                 20th                         1      CHK  FLA 11/20/01      804.22         1050
AZ    Mesa                                     20th                         1      CHK  FLA 11/20/01    1,171.74         1040

AZ    Peoria     (Closed)                      20th                         1      N/A       N/A              --       CLOSED
AZ    Phoenix*                                 20th                         2      CHK  FLA 11/20/01    3,889.68         1019
AZ    Scottsdale*                              20th                         2      CHK  FLA 11/20/01      876.37         1048
AZ    Tucson                                   20th                         2      CHK  FLA 11/20/01    3,577.32         1022
CO    STATE                                    20th                         1      CHK  FLA 11/20/01   12,678.00         1012
CO    Aurora                                   20th                         1      CHK  FLA 11/20/01    2,162.24         1031
CO    STATE rental - Adams                     20th                         1      CHK  FLA 11/20/01    1,926.70         1033
CO    STATE rental - Arapahoe                  20th                         1      CHK  FLA 11/20/01    2,349.49         1028
CO    STATE rental - El Paso                   20th                         1      CHK  FLA 11/20/01    1,153.42         1041
CO    STATE rental - Jefferson                 20th                         1      CHK  FLA 11/20/01    1,071.50         1044
CO    Colorado Springs                         20th                         1      CHK  FLA 11/20/01    1,734.17         1035
CO    Littleton                                20th                         1      CHK  FLA 11/20/01    1,741.36         1034
CO    Westminster                              20th                         1      CHK  FLA 11/20/01       45.36         1060
FL    STATE*                                   20th (by 3:45 PM-19th)      58      EFT    11/20/2001  182,681.66          EFT   YES
FL    Surcharge                                20th                         1      CHK  FLA 11/20/01  126,578.50         1001
GA    STATE                                    20th (by 3:00 PM-19th)       1      EFT    11/20/2001   59,121.41          EFT   YES
GA    Atlanta      (Closed)                    20th                         1      N/A      N/A               --       CLOSED
GA    Augusta-Richmond County                  20th                         1      CHK  FLA 11/20/01    1,451.37         1038
GA    Chamblee                                 20th                         1      CHK  FLA 11/20/01    1,557.39         1037
GA    Columbus                                 20th                         1      CHK  FLA 11/20/01      946.62         1045
GA    Marietta                                 20th                         1      CHK  FLA 11/20/01    1,569.44         1036
GA    Savannah                                 20th                         1      CHK  FLA 11/20/01    1,302.89         1039
GA    Union City                               20th                         1      CHK  FLA 11/20/01    1,085.12         1043
IA    STATE                                    20th                         1      CHK  FLA 11/20/01    2,553.47         1026
IL    STATE  [ART-1/ART-2]                     20th                         1      CHK  FLA 11/20/01   43,523.00         1004
IL    Orland Hills Surcharge                   20th                         1      CHK  FLA 11/20/01      368.50         1056
IN    STATE                                    20th (by 4:00 PM-19th)       1      EFT       N/A       12,927.97          EFT   YES
LA    STATE                                    20th (by 1:00 PM-19th)       1      EFT    11/20/2001   35,857.00          EFT   YES
LA    STATE EXCISE*                            20th                        13      CHK  FLA 11/20/01      449.00         1054
LA    Alexandria - Rapides                     20th                         1      CHK  FLA 11/20/01    3,622.09         1021
LA    Bossier City                             20th                         1      CHK  FLA 11/20/01    2,813.30         1025
LA    Avoyelles                                20th                         1      CHK  FLA 11/20/01      914.36         1047
LA    E. Baton Rouge*                          20th                         2      CHK  FLA 11/20/01    7,851.00         1014
LA    Jefferson*                               20th                         2      CHK  FLA 11/20/01    7,304.53         1016

LA    Lafayette                                20th                         1      CHK  FLA 11/20/01    3,758.22         1020
LA    Lake Charles-Calcasieu                   20th                         1      CHK  FLA 11/20/01    2,511.16         1027
LA    Livingston                               20th                         1      CHK  FLA 11/20/01      535.74         1051
LA    Monroe - Ouachita                        20th                         1      CHK  FLA 11/20/01    3,294.00         1023
LA    New Orleans                              20th                         2      CHK  FLA 11/20/01    4,952.00         1017
LA    St Tamany                                20th                         1      CHK  FLA 11/20/01    2,926.56         1024
LA    Terrebonne                               20th                         1      CHK  FLA 11/20/01      914.43         1046
MA    STATE  [ST-9MP]                          20th                         1      CHK  FLA 11/20/01   36,262.48         1005
MA    City of Revere - MV Surcharge            20th                         1      CHK  FLA 11/20/01       80.70         1059
MD    STATE                                    20th (by 2:00 PM-19th)       1      EFT       N/A      116,870.22          EFT   YES
MO    STATE                                    20th                         1      CHK  FLA 11/20/01   22,071.20         1010
MS    STATE/RENTAL*                            20th                         4      CHK  FLA 11/20/01    7,776.00         1015
NJ    STATE [ST-51]                            20th                         1      CHK  FLA 11/20/01   34,375.37         1008
NY    STATE  [ST-809 M, ST-810 Q]              20th                         1      CHK  FLA 11/20/01   32,926.49         1061
PA    STATE PA-3R                              20th (by 4:45 PM-19th)       1      EFT    11/20/2001   75,500.21          EFT   YES
RI    STATE*                                   20th                         3      CHK  FLA 11/20/01   14,978.53         1011
SC    STATE [ST-3]*                            20th                        13      CHK  FLA 11/20/01   44,616.11         1003
SC    Horry County                             20th                         2      CHK  FLA 11/20/01    1,125.45         1042
TN    STATE [SLS 450]*                         20th                        13      CHK  FLA 11/20/01   35,845.00
TN    Shelby County Public Rental Tax          20th                         1      CHK  FLA 11/20/01    2,300.44         1029
TX    STATE [14-103]                           20th (by 3:00 PM-19th)       1      EFT    11/20/2001  289,828.07          EFT   YES
TX    Bexar County Sports Venue                20th                         1      CHK  FLA 11/20/01    9,338.68         1013
VA    STATE  [FORM 101]                        20th                         1      CHK  FLA 11/20/01   64,162.80         1002
                                               20TH TOTAL                 177

CO    Lakewood                                 20th(Q)                      1      CHK
KY    Boone County                             20th(Q)                      1      CHK
PA    STATE PA-4                               20th(Q)                      1      CHK
PA    STATE PA-5                               20th(Q)                      1      CHK
TX    City of Austin - Rental Tax*             20th(Q)                      3      CHK
                                               20TH(Q) TOTAL                7

OH    STATE [ST 10-G]                          22nd (by 3:45 PM-21st)       1      EFT    11/26/2001   83,601.57          EFT   YES

OH    STATE (use tax)                          23rd(Q)                      1      CHK       N/A              --

CA    STATE                                    23rd (by 3:00 PM-22nd)       1      EFT       N/A          98,358.00     EFT   YES
                                               23RD TOTAL                   3

KS    STATE & LOCAL SALES (SM)                 25th                         1      CHK    11/26/2001       7,821.00    1002
KS    VEHICLE RETAIL EXCISE*                   25th                         2      CHK    11/26/2001       2,578.65    1003
MN    STATE (ST-1)  (E'FILE) RETURN DUE        25th (by 5:30PM -24th)       1      EFT    Filed 11/26/01         --     EFT   YES
NE    STATE [FORM 10]** Start EFT 11/00        25th (by 4:00 PM-24th)       1      EFT    11/26/2001       7,502.77     EFT   YES
NM    STATE [CRS-1]                            25th                         1      CHK    11/26/2001      12,311.50    1004
NY    STATE   (ESTIMATE FOR OCT./2001)         25th (by 3:00 PM-24th)       1      EFT       N/A          67,229.95     EFT   YES

WA    STATE  (EFT starting with Jan,01)        25th (by 5:00 PM-24th)       1      EFT    11/26/2001      33,386.94     EFT   YES
                                               25TH TOTAL                   8

NO CHECK RUN LAST DAY OF MONTH (CLOSING)
CT    STATE [OS-114]                           30th (by 4:30 PM-29th)       1      EFT    11/29/2001      21,181.65     EFT   YES
IN    RENTAL EXCISE*                           30th                         8      CHK    11/30/2001       8,419.50    1027
KY    STATE DMV                                30th                         1      CHK    11/30/2001       8,667.64    1025
NV    STATE [TXR-01.01]                        30th                         1      CHK    11/30/2001       8,296.60    1026
TX    TEXAS Sports Venue (Harris County)       30th (by 3:00 PM-29th)       1      EFT    11/29/2001      30,676.65     EFT   YES
UT    STATE TC-71V, A                          30th (by 3:00 PM-29th)       1      EFT    11/29/2001       8,453.46     EFT   YES
UT    STATE TC-71FV (Tourism)                  30th                         1      CHK    11/29/2001             --
                                               30TH TOTAL                  14

NO CHECK RUN LAST DAY OF MONTH (CLOSING)
CT    TOURISM [OP-337]                         30th(Q)                      1      CHK
DE    STATE GROSS RECEIPTS   (LQ8)             30th[Q]                      1      CHK
DE    STATE MVR     (LQ7)                      30th(Q)                      1      CHK
TX    City of  El Paso - Rental Tax            30th(Q)                      1      CHK
WI    Milwaukee Exposition                     30th(Q)                      1      CHK
                                               30TH(Q) TOTAL                5

NO CHECK RUN LAST DAY OF MONTH (CLOSING)
IL    Schaumburg Auto Lease Tax                EOM(Q)                       1      CHK
NV    BUSINESS TAX RETURN                      EOM(Q)                       1      CHK
OR    Multinomah County                        EOM(Q)                       1      CHK

WI    RENTAL FEE RETURN                        EOM(Q)                       1      CHK
WI    STATE [ST-12]                            EOM(Q) (by 4:00PM-29th)      1      EFT                             EFT
                                               EOM(Q) TOTAL                 5

AZ    Surcharge ADOT                           Annually  2/15               1
CA    Environmental Fee Return                 Annually  2/28               1
CT    Surcharge [OP-337]                       Annually  2/15               1
IN    Annual Sales Tax Information             Annually  5/31               1
KY    STATE SALES                              Annually  1/20               1
MI    Annual reconciliation                    Annually  2/28               1
MN    Surcharge w/Dec Return                   Annually  1/20               1
MS    Use Tax Return*                          Annually  1/31               2
NE    Annual reconciliation                    Annually  2/15               2
NM    Annual MVET reconciliation               Annually  1/25               1
NV    Passenger Car Rental Return              Annually  1/31               1
PA    Vehicle Rental Tax Reconciliation        Annually  2/15               1
RI    Surcharge Reconciliation*                Annually  2/15               3
SC    STATE SURCHARGE                          Annually  2/15               1
WV    Annual reconciliation                    Annually  1/31               1
                                               ANNUALLY TOTAL              19
                                                                          ---                   ------------
      * NON CONSOLIDATED                    TOTAL (NUMBER OF RETURNS)     299                   2,116,612.35
                                                                                                ============

ANC RENTAL CORPORATION, ET AL.           CASE NO. 01-11200 JOINTLY ADMINISTERED
MOR-4 STATUS OF POST PETITION TAXES
ALAMO LOCAL MARKET DIVISION

CARTEMPS FINANCING LP

STATE  RETURN                                    REGISTRATION #                   DUE DATE                        EFT/CHK
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                     N/A
                                                                                                                     N/A
                                                                                                                     N/A

OK     STATE SALES [STS0002)                     160741                               15th
OK     STATE TOURISM                             160741                               15th                           N/A
OK     STATE RENTAL [BT-123-R-09-98]             160741                               15th                           N/A
                                                                                   15TH TOTAL                        N/A

NC     STATE [MOTOR VEHICLE LEASE]               600202991                           15th(Q)
NC     STATE SALES                               9010-600202991                      15th(Q)                         N/A
TN     STATE RENTAL (SUR 405)                    100006039                           15th(Q)                         N/A
                                                                                  15TH(Q) TOTAL                      N/A
                                                                                                                     N/A
AL     STATE [S&U 2410]                          7668 05399                           20th                           N/A
FL     STATE                                     78-21-087515-23                      20th                           N/A
FL     SURCHARGE                                 78-21-087515-23-3                    20th                           N/A
GA     STATE                                     175-422014                           20th                           N/A
HI     STATE                                     10626117                             20th                           N/A
LA     STATE                                     1765791-001 0                        20th                           N/A
LA     STATE  EXCISE                             1765791-001                          20th
MA     STATE  [ST-9MP]                           411-930-022                          20th
NJ     STATE [ST-50/51]                          411-930-022/000                      20th                           N/A
SC     STATE                                     09924385-7                           20th
                                                                                   20TH TOTAL                        N/A
                                                                                                                     N/A
KY     SALES & USE - Semi Ann (Jun & Dec)        099947                               20th                           N/A
                                                                                                                     N/A
MD     STATE (QTRS  FEB,MAY,AUG,NOV)             9460227                            20th (Q)                         N/A
MS     STATE                                     83-32454-1                          20th(Q)
PA     STATE PA-3R                               81-146 312                         20th (Q)
TN     STATE SALES [SUR 450]                     102806019                           20th(Q)                         N/A
VA     STATE [ST-8]                              001861058-2                         20th(Q)                         N/A
                                                                                 20TH (Q) TOTAL

OH     STATE [UT 1018]                           99-037614                            22nd                           N/A
OH     STATE  ST 10                              77-179258                            22nd                           N/A
                                                                                   22ND TOTAL                        N/A
                                                                                                                     N/A
KS     STATE & LOCAL SALES (ST-36)               114-0378 (2)                         25th
KS     USE TAX RETURN (CT-114)                   005411930022F01                      25th
KS     VEHICLE RETAIL EXCISE *                   Various                              25th                           N/A
NM     STATE & LOCAL SALES (SM)                  02411688002                          25th
                                                                                   25TH TOTAL
                                                                                                                     N/A
KY     STATE DMV                                 UD1521                                N/A                           N/A
                                                                                    EOM TOTAL                        N/A
                                                                                                                     N/A

DE     STATE                                     1-411930022                         EOM(Q)                          N/A
NV     BUSINESS TAX RETURN                       143450000                           EOM(Q)                          N/A
NV     STATE [TXR-01.01]                         149450000                           EOM(Q)
RI     STATE SALES                               41193002200                         EOM(Q)
WA     STATE                                     601 934 419                         EOM(Q)                          N/A
WI     STATE [ST-12]                             UT24759                             EOM(Q)                          N/A
                                                                                  EOM(Q) TOTAL                       N/A
                                                                                                                     N/A
AR     STATE(ST-400) Effective 1/01 Annually     210466-76-001                     Annual 1/20                       N/A
AZ     STATE   [TPT-1]                           07-586189-H                       Annual 1/20                       N/A
CA     STATE SALES & USE                         97-506341                         Annual 1/30                       N/A
CO     STATE                                     24-99626-0000                     Annual 1/20                       N/A
CT     STATE [OS-114]                            9637505 000                       Annual 1/31                       N/A
CT     Surcharge [OP-337]                                                              N/A                           N/A
FL     Annual registration fee                                                         N/A                           N/A
HI     Annual Sales Reconciliation               10626117                          Annual 4/20                       N/A
IL     STATE [ART1/ART2]                         3006-6220                         Annual 1/22                       N/A
IA     STATE                                     2-00-141524                       Annual 1/31                       N/A
IN     STATE                                     0102474460 001 0                  Annual 1/31                       N/A
IN     Annual Sales Tax Information                                                Annual 5/31                       N/A
MI     Annual Sales                              41-1930022                        Annual 2/28                       N/A
MO     STATE [53-S.F.]                           16972686                          Annual 1/31                       N/A
MN     Sales/Use                                 4156121                           Annual 1/31                       N/A
NE     Sales/Use                                 01-8166285                        Annual 2/15                       N/A
NM     Annual MVET reconciliation                                                      N/A                           N/A
NY     STATE [ST-810                             141930022                         Annual 1/20                       N/A
NV     Passenger Car Rental Return                                                     N/A                           N/A
OH     Annual registration sales tax license fee             REPEALED                (A) 2/1                         N/A
PA     Vehicle Rental Tax Reconciliation                                               N/A                           N/A
RI     Surcharge Reconciliation                  2/15- Spirit Return                   N/A
SC     STATE SURCHARGE                           2/15- Spirit Return                   N/A

TX     STATE                                                                       Annual 2/22
UT     STATE                                     E63010                                N/A                       number of
                                                                                 ANNUALLY TOTAL                  returns
       * NON CONSOLIDATED
                                                                                   GRAND TOTAL



STATE                    NUMBER OF RETURNS       MAILED / RETURNS FILED                        AMOUNT
-------------------------------------------------------------------------------------------------------
                               1                  semi annual
                               1                  semi annual
                               1                            11/15/2001                            0
                               3

OK
OK                             1
OK                             1
                               1
                               1
NC
NC                             1                            11/20/2001                            0
TN                             1                            11/20/2001                            0
                               1                            11/20/2001                            0
                               1                            11/20/2001                            0
AL                             1                            11/20/2001                            0
FL                             1                            11/20/2001                            0 Effective 10/1/99
FL                             1                            11/20/2001                            0
GA                             1                            11/20/2001                            0
HI                             1                            11/20/2001                            0
LA                             1                            11/20/2001                            0
LA                            10
MA
NJ                             1
SC
                               1                          N/A             FILE BY CALLING 410-260-7225
                               1
KY                             1
                               1
MD                             1
MS                             5
PA
TN                             1                  semi-annual
VA                             1                  semi-annual
                               2

OH                             1                            11/26/2001                            0
OH                             1                            11/26/2001                            0
                               2                            11/26/2001                            0
                               1                            11/26/2001                            0
KS                             4
KS
KS                             0                    Appears to  inappropriate - Do Not File Unless Return is Forwarded by the State.
NM                             0

                               2
KY                             1
                               1
                               1                                                                    Chng to EOM from 20th
                                                                                                    per Infor in file
DE                             1
NV                             1
NV                             8
RI
WA                             1
WI                             1
                               1
                               1
AR                             1
AZ                             0                    Surcharge Return - Do Not File Unless Return is Mailed By The State
CA                             0                    Not Required - Application States do not file unless Tx sales > $30K
CO                             1
CT                             1
CT                             1
FL                             1
HI                             1
IL                             1
IA                             1
IN                             1
IN                             1
MI                             0                    No Return Required Per Instruction Book
MO                             1
MN                             0                    Appears to  inappropriate - Do Not File Unless Return is Forwarded by the State.
NE                             1                                                        0.00
NM                             0                    Appears to  inappropriate - Do Not File Unless Return is Forwarded by the State.
NY                             0                    Appears to  inappropriate - Do Not File Unless Return is Forwarded by the State.
NV                             0                    Appears to  inappropriate - Do Not File Unless Return is Forwarded by the State.
OH                             1
PA                             1
RI                            16
SC                           ---                                                                          ---
                                                                                                           --
                             ===                                                                          ===
TX                            49
UT                                                              MC                                         --
                                                                AP                                         --
                                                               EFT                                         --

                                                                                                           --

     ANC Rental Corporation, et al., Case No. 01-11200 Jointly Administered
           Schedule of Post Petition Debts - Accounts Payable Balances
                                December 31, 2001


Accounts Payable - A/P System DIP                                          10,526,313
Corporate Travel Payable DIP                                                  108,852
Severance DIP                                                                      --
Supplemental Liability Insurance DIP                                          332,513
Insured Premiums Payable DIP                                                3,059,537
Insurance Products Premiums DIP                                               132,165
Airline Booking Fees Payable DIP                                            3,183,982
Travel Agent Payable DIP                                                    1,658,495
Airline Booking Fees Payable DIP                                                2,357
Frequent Flyer Payable DIP                                                         --
Corporate Commissions Payable DIP                                           1,280,984
Credit Card Commission Payable DIP                                            254,286
Customer Contract Fees DIP                                                  1,270,763
A/P - Other DIP                                                            16,627,526
                                                                           ----------
DIP TOTAL ACCOUNTS PAYABLE                                                 38,437,773
                                                                           ==========

Debtor:                        ANC RENTAL CORPORATION
Period Ending:                   DECEMBER 31, 2001
Case Number:                          01-11200



       Accounts Receivable Reconciliation and Aging



PRE-PETITION

           RECONCILIATION                                                            AMOUNT
               Total Accounts Receivable at the beginning of reporting period      143,388,839
               (+) Amounts billed during period:                                      (345,326)
               (-) Amounts Collected                                               (83,734,399)
                                                                                  ------------
               Total Accounts Receivable at the end of reporting period             59,309,114
                                                                                  ============


           AGING                                                                      AMOUNT
               0-29 days old                                                         9,213,807
               30-59 days old                                                       10,999,444
               60-89 days old                                                       10,790,246
               90+ days old                                                         28,305,617
               Total Accounts Receivable                                            59,309,114
               Amount considered uncollectable(Bad Debt)                            (7,804,904)
                                                                                  ------------
               Accounts Receivable (Net):                                           51,504,210
                                                                                  ============


POST-PETITION

           RECONCILIATION                                                             AMOUNT
               Total Accounts Receivable at the beginning of reporting period               --
               (+) Amounts billed during period:                                   274,457,067
               (-) Amounts Collected                                              (217,381,261)
                                                                                  ------------
               Total Accounts Receivable at the end of reporting period             57,075,806
                                                                                  ============


           AGING                                                                      AMOUNT
               0-29 days old                                                        45,703,983
               30-59 days old                                                       11,371,823
               60-89 days old                                                               --
               90+ days old                                                                 --
               Total Accounts Receivable                                            57,075,806
               Amount considered uncollectable(Bad Debt)                            (1,478,435)
                                                                                  ------------
               Accounts Receivable (Net):                                           55,597,371
                                                                                  ============


COMBINED

           RECONCILIATION                                                             AMOUNT
               Total Accounts Receivable at the beginning of reporting period      143,388,839
               (+) Amounts billed during period:                                   274,111,741
               (-) Amounts Collected                                              (301,115,660)
                                                                                  ------------
               Total Accounts Receivable at the end of reporting period            116,384,920
                                                                                  ============

           AGING                                                                       AMOUNT
               0-29 days old                                                        54,917,790
               30-59 days old                                                       22,371,267
               60-89 days old                                                       10,790,246
               90+ days old                                                         28,305,617
               Total Accounts Receivable                                           116,384,920
               Amount considered uncollectable(Bad Debt)                            (9,283,339)
                                                                                  ------------
               Accounts Receivable (Net):                                          107,101,581
                                                                                  ============

NATIONAL CAR RENTAL
AGING OF ACCOUNTS RECEIVABLE - PRE
BUS. UNITS - 101, 107, 110, 196

                                                               Amounts        Amounts
                                             November 12,       Billed       Collected     Adjustments     December 31,
                                                 2001           During         During          During          2001
                                               Balance        The Period     The Period     The Period       Balance
                                             ------------     ----------    -----------    -----------     ------------
101200 Unbilled Revenue                          242,077                                                      242,077
101205 Corporate Accounts                     12,916,036                     (8,995,568)      (655,121)     3,265,347
101210 T/A & Tour Operators                    3,517,306                     (1,955,295)      (401,708)     1,160,303
101215 Open Contracts                          7,400,000                                    (7,400,000)            --
                                              ----------        --------    -----------     ----------      ---------
       Corporate / TA & TO                    24,075,419              --    (10,950,863)    (8,456,829)     4,667,727

101220 Master Card / Visa                      9,079,108                     (8,993,649)        14,541        100,000
101221 Amex                                    7,523,566                     (7,519,840)        (3,726)            --
101222 Diners Club                             1,143,265                     (1,143,363)            98             --
101223 Discover                                  439,028                       (439,650)           622             --
101225 A/R Japan CB Credit Cards                                                                                   --
101235 Credit Card to Cash Switches                                                                                --
101236 Credit Card to Voucher switches                                                                             --
101237 Credit Card Data Trans Errors                                                                               --
101238 Credit Card Chargebacks                   256,760                        (12,413)      (124,900)       119,447
101240 A/R MC/Visa Odyssey Clearing                                                                                --
                                              ----------        --------    -----------     ----------      ---------
       Credit Cards                           18,441,727              --    (18,108,915)      (113,365)       219,447

101250 Returned Checks                            22,659                                       (22,050)           609
101251 Forced Charges                                                                                              --
101252 Coupon Clearing                            65,582                                       (11,517)        54,065
101260 Clearing Accounts                       1,201,786                         (3,022)       (50,610)     1,148,154
101265 Unapplied Pymts                           163,854                                      (163,854)            --
101290 Fees Due From Licensees                 1,779,436        (368,633)    (1,035,827)        50,781        425,757
101291 A/R Licensee Clearing                                                                                       --
                                              ----------        --------    -----------     ----------      ---------
       Other                                   3,233,317        (368,633)    (1,038,849)      (197,250)     1,628,585

                                              ----------        --------    -----------     ----------      ---------
       Total Trade Receivables                45,750,463        (368,633)   (30,098,627)    (8,767,444)     6,515,759

101501 Buyback A/R Proceeds                                                                                        --
101502 Buyback A/R                                    --              --             --             --             --
101503 A/R Holding Bank Dep Clearing                  --              --             --             --             --
                                              ----------        --------    -----------     ----------      ---------
       Vehicle Recs -
       Manufacturer - Buybacks                        --              --             --             --             --

101500 Predelivery Inspection & Warranty       3,779,064       1,315,667     (3,266,986)                    1,827,745
101504 Mfg Allowances/Rebates                  2,530,304          15,450       (428,800)      (300,000)     1,816,954
101505 Mfg Misc Receivables                       85,990                                                       85,990
101507 Mfg Disposal in Process - Cost                 --                             --                            --
101508 Mfg Keep Receivables                                                                                        --
101600 Veh Sales A/R (Non-Mfg) - Cost                                                                              --
101602 Veh Sales A/R (Non-Mfg) - Reser                                                                             --
101605 Vehicles Sales Clearing                        --              --             --             --             --
                                              ----------        --------    -----------     ----------      ---------
       Vehicle Recs -
       Manufacturer - Other                    6,395,358       1,331,117     (3,695,786)      (300,000)     3,730,689

101610 Collision Damage Recovery              17,096,175                     (2,597,353)    (1,913,517)    12,585,305
101612 Collision Damage Recovery-Reserve      (9,024,497)                       363,410      1,913,655     (6,747,432)
                                              ----------        --------    -----------     ----------      ---------
       Collision Damage                        8,071,678              --     (2,233,943)           138      5,837,873

101100 Accounts Receivable Other               3,576,525             746       (263,864)       (39,838)     3,273,569
101101 Interest Receivable                                                                                         --
101110 Travel Advances                               483                                                          483
101111 Other Advances to Employees               290,668                                       (64,240)       226,428
101116 Notes Receivable                          100,000                        (10,000)                       90,000
101135 Ins Premium Receivable                    624,227                       (483,845)                      140,382
                                              ----------        --------    -----------     ----------      ---------
       Other Receivables                       4,591,903             746       (757,709)      (104,078)     3,730,862

       Total Vehicle and Other Receivables    19,058,939       1,331,863     (6,687,438)      (403,940)    13,299,424
                                              ----------        --------    -----------     ----------      ---------
       Total Gross Receivables                64,809,402         963,230    (36,786,065)    (9,171,384)    19,815,183


       Less: Provision                        (1,581,475)                                      305,676     (1,275,799)
                                              ----------        --------    -----------     ----------      ---------
       Total Net Receivables                  63,227,927         963,230    (36,786,065)    (8,865,708)    18,539,384
                                              ----------        --------    -----------     ----------      ---------


                                          December 31,
                                              2001
                                          Balance Per
                                         General Ledger   Variance   Current      30-60          60-90        90-120      Over 120
                                         --------------   --------  ---------   ---------       -------      -------      --------
101200 Unbilled Revenue                      242,077         --      242,077
101205 Corporate Accounts                  3,265,347         --        2,434    2,151,805       832,706       222,955        55,447
101210 T/A & Tour Operators                1,160,303         --       (2,432)     402,511       658,311        48,814        53,099
101215 Open Contracts                                        --           --
                                          ----------       ----    ---------    ---------    ----------    ----------    ----------
       Corporate / TA & TO                 4,667,727         --      242,079    2,554,316     1,491,017       271,769       108,546

101220 Master Card / Visa                    100,000         --           --      100,000
101221 Amex                                                  --           --
101222 Diners Club                                           --           --
101223 Discover                                              --           --
101225 A/R Japan CB Credit Cards                             --           --
101235 Credit Card to Cash Switches                          --           --
101236 Credit Card to Voucher switches                       --           --
101237 Credit Card Data Trans Errors                         --           --
101238 Credit Card Chargebacks               119,447         --           --       51,767        67,680
101240 A/R MC/Visa Odyssey Clearing                          --           --
                                          ----------       ----    ---------    ---------    ----------    ----------    ----------
       Credit Cards                          219,447         --           --      151,767        67,680            --            --

101250 Returned Checks                           609         --           --                                      609
101251 Forced Charges                                        --           --
101252 Coupon Clearing                        54,065         --           --       54,065
101260 Clearing Accounts                   1,148,154         --           --    1,148,154
101265 Unapplied Pymts                                       --           --
101290 Fees Due From Licensees               425,757         --           --      126,561       299,196
101291 A/R Licensee Clearing                                 --           --
                                          ----------       ----    ---------    ---------    ----------    ----------    ----------
       Other                               1,628,585         --           --    1,328,780       299,196           609            --
                                          ----------       ----    ---------    ---------    ----------    ----------    ----------
       Total Trade Receivables             6,515,759         --      242,079    4,034,863     1,857,893       272,378       108,546

101501 Buyback A/R Proceeds                                  --           --
101502 Buyback A/R                                --         --           --           --            --            --            --
101503 A/R Holding Bank Dep Clearing              --         --           --           --            --            --            --
                                          ----------       ----    ---------    ---------    ----------    ----------    ----------
       Vehicle Recs -
       Manufacturer - Buybacks                    --         --           --           --            --            --            --

101500 Predelivery Inspection & Warranty   1,827,745         --    1,315,667      512,078
101504 Mfg Allowances/Rebates              1,816,954         --       15,450      127,000       588,450     1,086,054
101505 Mfg Misc Receivables                   85,990         --           --       36,740        25,125        24,125
101507 Mfg Disposal in Process - Cost             --         --           --
101508 Mfg Keep Receivables                                  --           --
101600 Veh Sales A/R (Non-Mfg) - Cost                        --           --
101602 Veh Sales A/R (Non-Mfg) - Reser                       --           --
101605 Vehicles Sales Clearing                    --         --           --           --            --
                                          ----------       ----    ---------    ---------    ----------    ----------    ----------
       Vehicle Recs -
       Manufacturer - Other                3,730,689         --    1,331,117      675,818       613,575     1,110,179            --

101610 Collision Damage Recovery          12,585,305         --           --      473,502     1,564,482       972,081     9,575,240
101612 Collision Damage Recovery-Reserve  (6,747,432)        --           --     (761,924)   (2,556,639)   (1,488,083)   (1,940,786)
                                          ----------       ----    ---------    ---------    ----------    ----------    ----------
       Collision Damage                    5,837,873         --           --     (288,422)     (992,157)     (516,002)    7,634,454

101100 Accounts Receivable Other           3,273,569         --    3,273,569
101101 Interest Receivable                        --         --
101110 Travel Advances                           483         --          483
101111 Other Advances to Employees           226,428         --      226,428
101116 Notes Receivable                       90,000         --       90,000
101135 Ins Premium Receivable                140,382         --           --      140,382
                                          ----------       ----    ---------    ---------    ----------    ----------    ----------
       Other Receivables                   3,730,862         --    3,590,480      140,382            --            --            --

       Total Vehicle and
        Other Receivables                 13,299,424         --    4,921,597      527,778      (378,582)      594,177     7,634,454
                                          ----------       ----    ---------    ---------    ----------    ----------    ----------
       Total Gross Receivables            19,815,183         --    5,163,676    4,562,641     1,479,311       866,555     7,743,000
                                                                   ---------    ---------    ----------    ----------    ----------
       Less: Provision                    (1,275,799)        --
                                          ----------       ----
       Total Net Receivables              18,539,384         --
                                          ----------       ----

ALAMO RENT A CAR
AGING OF ACCOUNTS RECEIVABLE - PRE
BUS. UNITS - 200


                                                               Amounts        Amounts
                                             November 12,       Billed        Collected     Adjustments     December 31,
                                                 2001           During         During          During          2001
                                               Balance        The Period     The Period     The Period       Balance
                                             ------------     ----------    -----------     -----------    ------------
101200 Unbilled Revenue
101205 Corporate Accounts
101210 T/A & Tour Operators                  43,331,204                     (24,468,076)        562,744      19,425,872
101215 Open Contracts                                                                                                --
                                            -----------       ---------     -----------       ---------      ----------
       Corporate / TA & TO                   43,331,204              --     (24,468,076)        562,744      19,425,872

101220 Master Card / Visa                     8,855,436                      (8,441,608)        (13,828)        400,000
101221 Amex                                   3,089,933                      (3,082,469)         (7,464)             --
101222 Diners Club                              269,823                        (269,823)                             --
101223 Discover                                 588,062                        (587,040)         (1,022)             --
101225 A/R Japan CB Credit Cards                 14,547                         (14,547)            (41)            (41)
101235 Credit Card to Cash Switches              14,861                                          (9,269)          5,592
101236 Credit Card to Voucher switches          (29,876)                                                        (29,876)
101237 Credit Card Data Trans Errors                 --                                                              --
101238 Credit Card Chargebacks                  218,698                          (9,347)        (73,638)        135,713
101240 A/R MC/Visa Odyssey Clearing                                                                                  --
                                            -----------       ---------     -----------       ---------      ----------
       Credit Cards                          13,021,484              --     (12,404,834)       (105,262)        511,388

101250 Returned Checks                                                                                               --
101251 Forced Charges                         1,181,108                         (74,619)       (745,285)        361,204
101252 Coupon Clearing                       (1,226,610)                                        798,821        (427,789)
101260 Clearing Accounts                     (1,322,204)                                        488,390        (833,814)
101265 Unapplied Pymts                         (123,635)                         (4,083)        125,000          (2,718)
101290 Fees Due From Licensees                                                                                       --
101291 A/R Licensee Clearing                                                                                         --
                                            -----------       ---------     -----------       ---------      ----------
       Other                                 (1,491,341)             --         (78,702)        666,926        (903,117)
                                            -----------       ---------     -----------       ---------      ----------
       Total Trade Receivables               54,861,347              --     (36,951,612)      1,124,408      19,034,143


101501 Buyback A/R Proceeds                                                                                          --
101502 Buyback A/R                                                                                                   --
101503 A/R Holding Bank Dep Clearing                                                                                 --
                                            -----------       ---------     -----------       ---------      ----------
       Vehicle Recs -
        Manufacturer - Buybacks                      --              --              --              --              --

101500 Predelivery Inspection & Warranty                                                                             --
101504 Mfg Allowances/Rebates                 1,232,375                                                       1,232,375
101505 Mfg Misc Receivables                   3,519,821       6,566,730      (7,071,209)                      3,015,342
101507 Mfg Disposal in Process - Cost                --              --              --                              --
101508 Mfg Keep Receivables                                                                                          --
101600 Veh Sales A/R (Non-Mfg) - Cost                --              --              --              --              --
101602 Veh Sales A/R (Non-Mfg) - Reser                                                                               --
101605 Vehicles Sales Clearing                       --                              --                              --
       Vehicle Recs -
                                            -----------       ---------     -----------       ---------      ----------
        Manufacturer - Other                  4,752,196       6,566,730      (7,071,209)             --       4,247,717

101610 Collision Damage Recovery             32,823,205                      (1,275,660)     (3,866,683)     27,680,862
101612 Collision Damage Recovery - Reserve  (17,715,188)                     (1,458,576)      3,866,683     (15,307,081)
                                            -----------       ---------     -----------       ---------      ----------
       Collision Damage                      15,108,017              --      (2,734,236)             --      12,373,781

101100 Accounts Receivable Other              2,644,774           1,869          (1,842)                      2,644,801
101101 Interest Receivable                                                                                           --
101110 Travel Advances                                                                                               --
101111 Other Advances to Employees              401,341                                         (31,637)        369,704
101116 Notes Receivable                                                                                              --
101135 Ins Premium Receivable                                                                                        --
                                            -----------       ---------     -----------       ---------      ----------
       Other Receivables                      3,046,115           1,869          (1,842)        (31,637)      3,014,505

       Total Vehicle and Other Receivables   22,906,328       6,568,599      (9,807,287)        (31,637)     19,636,003
                                            -----------       ---------     -----------       ---------      ----------
       Total Gross Receivables               77,767,675       6,568,599     (46,758,899)      1,092,771      38,670,146

       Less: Provision                       (4,772,653)                                        331,780      (4,440,873)
                                            -----------       ---------     -----------       ---------      ----------
       Total Net Receivables                 72,995,022       6,568,599     (46,758,899)      1,424,551      34,229,273
                                            -----------       ---------     -----------       ---------      ----------


                                          December 31,
                                              2001
                                          Balance Per
                                         General Ledger  Variance    Current      30-60        60-90        90-120      Over 120
                                         --------------  --------  ----------   ---------     -------       ------      --------
101200 Unbilled Revenue                                      --            --
101205 Corporate Accounts                                    --            --
101210 T/A & Tour Operators                  19,425,872      --            --    5,208,417    9,260,201    3,282,799    1,674,455
101215 Open Contracts                                        --            --
                                             ----------    ----     ---------   ----------   ----------   ----------  -----------
       Corporate / TA & TO                   19,425,872      --            --    5,208,417    9,260,201    3,282,799    1,674,455

101220 Master Card / Visa                       400,000      --            --      400,000
101221 Amex                                                  --            --
101222 Diners Club                                           --            --
101223 Discover                                              --            --
101225 A/R Japan CB Credit Cards                    (41)     --            --          (41)
101235 Credit Card to Cash Switches               5,592      --            --        5,592
101236 Credit Card to Voucher switches          (29,876)     --            --       (7,986)      34,857      (56,747)
101237 Credit Card Data Trans Errors                         --            --
101238 Credit Card Chargebacks                  135,713      --            --      135,713
101240 A/R MC/Visa Odyssey Clearing                          --            --
                                             ----------    ----     ---------   ----------   ----------   ----------  -----------
       Credit Cards                             511,388      --            --      533,278       34,857      (56,747)          --

101250 Returned Checks                                       --            --
101251 Forced Charges                           361,204      --            --      360,949          255
101252 Coupon Clearing                         (427,789)     --      (427,789)
101260 Clearing Accounts                       (833,814)     --      (833,814)
101265 Unapplied Pymts                           (2,718)     --        (2,718)
101290 Fees Due From Licensees                               --            --
101291 A/R Licensee Clearing                                 --            --
                                             ----------    ----     ---------   ----------   ----------   ----------  -----------
       Other                                   (903,117)     --    (1,264,321)     360,949          255           --           --
                                             ----------    ----     ---------   ----------   ----------   ----------  -----------
       Total Trade Receivables               19,034,143      --    (1,264,321)   6,102,644    9,295,313    3,226,052    1,674,455


101501 Buyback A/R Proceeds                                  --            --
101502 Buyback A/R                                           --            --
101503 A/R Holding Bank Dep Clearing                         --            --
                                             ----------    ----     ---------   ----------   ----------   ----------  -----------
       Vehicle Recs -
        Manufacturer - Buybacks                      --      --            --           --           --           --           --

101500 Predelivery Inspection & Warranty                     --            --
101504 Mfg Allowances/Rebates                 1,232,375      --            --      244,500      862,500      125,375
101505 Mfg Misc Receivables                   3,015,342      --     1,476,162      841,271      423,440      274,469
101507 Mfg Disposal in Process - Cost                --      --            --           --           --           --
101508 Mfg Keep Receivables                                  --            --
101600 Veh Sales A/R (Non-Mfg) - Cost                --      --            --           --           --
101602 Veh Sales A/R (Non-Mfg) - Reser                       --            --
101605 Vehicles Sales Clearing                       --      --            --
                                             ----------    ----     ---------   ----------   ----------   ----------  -----------
       Vehicle Recs -
        Manufacturer - Other                  4,247,717      --     1,476,162    1,085,771    1,285,940      399,844           --

101610 Collision Damage Recovery             27,680,862      --            --    1,299,302    2,337,459    1,888,700   22,155,401
101612 Collision Damage Recovery - Reserve  (15,307,081)     --            --   (2,050,914)  (3,607,777)  (2,854,446)  (6,793,944)
                                             ----------    ----     ---------   ----------   ----------   ----------  -----------
       Collision Damage                      12,373,781      --            --     (751,612)  (1,270,318)    (965,746)  15,361,457

101100 Accounts Receivable Other              2,644,801      --     2,644,801
101101 Interest Receivable                                   --            --
101110 Travel Advances                                       --            --
101111 Other Advances to Employees              369,704      --       369,704
101116 Notes Receivable                                      --            --
101135 Ins Premium Receivable                                --            --
                                             ----------    ----     ---------   ----------   ----------   ----------  -----------
       Other Receivables                      3,014,505      --     3,014,505           --           --           --           --

       Total Vehicle and Other Receivables   19,636,003      --     4,490,667      334,159       15,622     (565,902)  15,361,457
                                             ----------    ----     ---------   ----------   ----------   ----------  -----------
       Total Gross Receivables               38,670,146      --     3,226,346    6,436,803    9,310,935    2,660,150   17,035,912
                                                                    ---------   ----------   ----------   ----------  -----------
       Less: Provision                       (4,440,873)     --
                                             ----------    ----
       Total Net Receivables                 34,229,273      --
                                             ----------    ----

ANC  CORPORATE & OTHERS
AGING OF ACCOUNTS RECEIVABLE - PRE
BUS. UNITS - 551, 594, 599, 601, 602, 603, 131, 703


                                                                     Amounts       Amounts
                                                  November 12        Billed       Collected     Adjustments     December 31,
                                                     2001            During         During         During          2001
                                                    Balance        The Period     The Period     The Period       Balance
                                                  ------------     ----------    -----------    -----------     ------------
 101200 Unbilled Revenue                              30,403                                       (24,403)          6,000
 101205 Corporate Accounts                                                                                              --
 101210 T/A & Tour Operators                                                                                            --
 101215 Open Contracts                                                                                                  --
                                                  ----------       --------      ----------     ----------      ----------
        Corporate / TA & TO                           30,403             --              --        (24,403)          6,000

 101220 Master Card / Visa                                                                                              --
 101221 Amex                                                                                                            --
 101222 Diners Club                                                                                                     --
 101223 Discover                                                                                                        --
 101225 A/R Japan CB Credit Cards                                                                                       --
 101235 Credit Card to Cash Switches                                                                                    --
 101236 Credit Card to Voucher switches                                                                                 --
 101237 Credit Card Data Trans Errors                                                                                   --
 101238 Credit Card Chargebacks                                                                                         --
 101240 A/R MC/Visa Odyssey Clearing                                                                                    --
                                                  ----------       --------      ----------     ----------      ----------
        Credit Cards                                      --             --              --             --              --

 101250 Returned Checks                                                                                                 --
 101251 Forced Charges                                                                                                  --
 101252 Coupon Clearing                                                                                                 --
 101260 Clearing Accounts                                                                                               --
 101265 Unapplied Pymts                                                                                                 --
 101290 Fees Due From Licensees                                                                                         --
 101291 A/R Licensee Clearing                                                                                           --
                                                  ----------       --------      ----------     ----------      ----------
        Other                                             --             --              --             --              --
                                                  ----------       --------      ----------     ----------      ----------
        Total Trade Receivables                       30,403             --              --        (24,403)          6,000


 101501 Buyback A/R Proceeds                                                                                            --
 101502 Buyback A/R                                                                                                     --
 101503 A/R Holding Bank Dep Clearing                                                                                   --
                                                  ----------       --------      ----------     ----------      ----------
        Vehicle Recs - Manufacturer - Buybacks            --             --              --             --              --

 101500 Predelivery Inspection & Warranty                                                                               --
 101504 Mfg Allowances/Rebates                                                                                          --
 101505 Mfg Misc Receivables                                                                                            --
 101507 Mfg Disposal in Process - Cost                                                                                  --
 101508 Mfg Keep Receivables                                                                                            --
 101600 Veh Sales A/R (Non-Mfg) - Cost                                                                                  --
 101602 Veh Sales A/R (Non-Mfg) - Reser                                                                                 --
 101605 Vehicles Sales Clearing                                                                                         --
                                                  ----------       --------      ----------     ----------      ----------
        Vehicle Recs - Manufacturer - Other               --             --              --             --              --

 101610 Collision Damage Recovery                                                                                       --
 101612 Collision Damage Recovery-Reserve                                                                               --
                                                  ----------       --------      ----------     ----------      ----------
        Collision Damage                                  --             --              --             --              --

 101100 Accounts Receivable Other                    552,656                                         1,461         554,117
 101101 Interest Receivable                           70,166        240,326        (189,435)       (70,156)         50,901
 101110 Travel Advances                               13,540                                        (3,490)         10,050
 101111 Other Advances to Employees                  144,997                                        57,720         202,717
 101116 Notes Receivable                                                                                                --
 101135 Ins Premium Receivable                                                                                          --
                                                  ----------       --------      ----------     ----------      ----------
        Other Receivables                            781,359        240,326        (189,435)       (14,465)        817,785

        Total Vehicle and Other Receivables          781,359        240,326        (189,435)       (14,465)        817,785
                                                  ----------       --------      ----------     ----------      ----------
        Total Gross Receivables                      811,762        240,326        (189,435)       (38,868)        823,785

        Less: Provision                           (3,644,920)                                    1,556,688      (2,088,232)
                                                  ----------       --------      ----------     ----------      ----------
        Total Net Receivables                     (2,833,158)       240,326        (189,435)     1,517,820      (1,264,447)
                                                  ----------       --------      ----------     ----------      ----------

                                                   December 31,
                                                      2001
                                                    Balance Per
                                                  General Ledger    Variance     Current     30-60     60-90   90-120    Over 120
                                                  --------------    --------     -------     -----     -----   ------    --------
 101200 Unbilled Revenue                                 6,000        --           6,000
 101205 Corporate Accounts                                            --              --
 101210 T/A & Tour Operators                                          --              --
 101215 Open Contracts                                                --              --
                                                    ----------       ---         -------     ----       ----    ----        -----
        Corporate / TA & TO                              6,000        --           6,000       --         --      --           --

 101220 Master Card / Visa                                            --              --
 101221 Amex                                                          --              --
 101222 Diners Club                                                   --              --
 101223 Discover                                                      --              --
 101225 A/R Japan CB Credit Cards                                     --              --
 101235 Credit Card to Cash Switches                                  --              --
 101236 Credit Card to Voucher switches                               --              --
 101237 Credit Card Data Trans Errors                                 --              --
 101238 Credit Card Chargebacks                                       --              --
 101240 A/R MC/Visa Odyssey Clearing                                  --              --
                                                    ----------       ---         -------     ----       ----    ----        -----
        Credit Cards                                        --        --              --       --         --      --           --

 101250 Returned Checks                                               --              --
 101251 Forced Charges                                                --              --
 101252 Coupon Clearing                                               --              --
 101260 Clearing Accounts                                             --              --
 101265 Unapplied Pymts                                               --              --
 101290 Fees Due From Licensees                                       --              --
 101291 A/R Licensee Clearing                                         --              --
        Other                                               --        --              --       --         --      --           --
                                                    ----------       ---         -------     ----       ----    ----        -----
        Total Trade Receivables                          6,000        --           6,000       --         --      --           --


 101501 Buyback A/R Proceeds                                          --              --
 101502 Buyback A/R                                                   --              --
 101503 A/R Holding Bank Dep Clearing                                 --              --
                                                    ----------       ---         -------     ----       ----    ----        -----
        Vehicle Recs - Manufacturer - Buybacks              --        --              --       --         --      --           --

 101500 Predelivery Inspection & Warranty                             --              --
 101504 Mfg Allowances/Rebates                                        --              --
 101505 Mfg Misc Receivables                                          --              --
 101507 Mfg Disposal in Process - Cost                                --              --
 101508 Mfg Keep Receivables                                          --              --
 101600 Veh Sales A/R (Non-Mfg) - Cost                                --              --
 101602 Veh Sales A/R (Non-Mfg) - Reser                               --              --
 101605 Vehicles Sales Clearing                                       --              --
                                                    ----------       ---         -------     ----       ----    ----        -----
        Vehicle Recs - Manufacturer - Other                 --        --              --       --         --      --           --

 101610 Collision Damage Recovery                                     --              --
 101612 Collision Damage Recovery-Reserve                             --              --
                                                    ----------       ---         -------     ----       ----    ----        -----
        Collision Damage                                    --        --              --       --         --      --           --

 101100 Accounts Receivable Other                      554,117        --         554,117
 101101 Interest Receivable                             50,901        --          50,901
 101110 Travel Advances                                 10,050        --          10,050
 101111 Other Advances to Employees                    202,717        --         202,717
 101116 Notes Receivable                                              --              --
 101135 Ins Premium Receivable                                        --              --
                                                    ----------       ---         -------     ----       ----    ----        -----
        Other Receivables                              817,785        --         817,785       --         --      --           --

        Total Vehicle and Other Receivables            817,785        --         817,785       --         --      --           --
                                                    ----------       ---         -------     ----       ----    ----        -----
        Total Gross Receivables                        823,785        --         823,785       --         --      --           --
                                                                                 -------     ----       ----    ----        -----
        Less: Provision                             (2,088,232)       --
                                                    ----------       ---
        Total Net Receivables                       (1,264,447)       --
                                                    ----------       ---

COMBINED
AGING OF ACCOUNTS RECEIVABLE - PRE
BUS. UNITS - ALL

                                                                                  Amounts           Amounts           Adjustments
                                                        November 12, 2001      Billed During    Collected During        During
                                                             Balance              The Period        The Period         The Period
                                                        -----------------      -------------    ----------------      -----------
101200 Unbilled Revenue                                        272,480                 --                  --            (24,403)
101205 Corporate Accounts                                   12,916,036                 --          (8,995,568)          (655,121)
101210 T/A & Tour Operators                                 46,848,510                 --         (26,423,371)           161,036
101215 Open Contracts                                        7,400,000                 --                  --         (7,400,000)
                                                           -----------         ----------         -----------         ----------
       Corporate/TA & TO                                    67,437,026                 --         (35,418,939)        (7,918,488)

101220 Master Card/Visa                                     17,934,544                 --         (17,435,257)               713
101221 Amex                                                 10,613,499                 --         (10,602,309)           (11,190)
101222 Diners Club                                           1,413,088                 --          (1,413,186)                98
101223 Discover                                              1,027,090                 --          (1,026,690)              (400)
101225 A/R Japan CB Credit Cards                                14,547                 --             (14,547)               (41)
101235 Credit Card to Cash Switches                             14,861                 --                  --             (9,269)
101236 Credit Card to Voucher switches                         (29,876)                --                  --                 --
101237 Credit Card Data Trans Errors                                --                 --                  --                 --
101238 Credit Card Chargebacks                                 475,458                 --             (21,760)          (198,538)
101240 A/R MC/Visa Odyssey Clearing                                 --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Credit Cards                                         31,463,211                 --         (30,513,749)          (218,627)

101250 Returned Checks                                          22,659                 --                  --            (22,050)
101251 Forced Charges                                        1,181,108                 --             (74,619)          (745,285)
101252 Coupon Clearing                                      (1,161,028)                --                  --            787,304
101260 Clearing Accounts                                      (120,418)                --              (3,022)           437,780
101265 Unapplied Pymts                                          40,219                 --              (4,083)           (38,854)
101290 Fees Due From Licensees                               1,779,436           (368,633)         (1,035,827)            50,781
101291 A/R Licensee Clearing                                        --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Other                                                 1,741,976           (368,633)         (1,117,551)           469,676
                                                           -----------         ----------         -----------         ----------
       Total Trade Receivables                             100,642,213           (368,633)        (67,050,239)        (7,667,439)


101501 Buyback A/R Proceeds                                         --                 --                  --                 --
101502 Buyback A/R                                                  --                 --                  --                 --
101503 A/R Holding Bank Dep Clearing                                --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Vehicle Recs - Manufacturer - Buybacks                       --                 --                  --                 --

101500 Predelivery Inspection & Warranty                     3,779,064          1,315,667          (3,266,986)                --
101504 Mfg Allowances/Rebates                                3,762,679             15,450            (428,800)          (300,000)
101505 Mfg Misc Receivables                                  3,605,811          6,566,730          (7,071,209)                --
101507 Mfg Disposal in Process - Cost                               --                 --                  --                 --
101508 Mfg Keep Receivables                                         --                 --                  --                 --
101600 Veh Sales A/R (Non-Mfg) - Cost                               --                 --                  --                 --
101602 Veh Sales A/R (Non-Mfg) - Reser                              --                 --                  --                 --
101605 Vehicles Sales Clearing                                      --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Vehicle Recs - Manufacturer - Other                  11,147,554          7,897,847         (10,766,995)          (300,000)

101610 Collision Damage Recovery                            49,919,380                 --          (3,873,013)        (5,780,200)
101612 Collision Damage Recovery-Reserve                   (26,739,685)                --          (1,095,166)         5,780,338
                                                           -----------         ----------         -----------         ----------
       Collision Damage                                     23,179,695                 --          (4,968,179)               138

101100 Accounts Receivable Other                             6,773,955              2,615            (265,706)           (38,377)
101101 Interest Receivable                                      70,166            240,326            (189,435)           (70,156)
101110 Travel Advances                                          14,023                 --                  --             (3,490)
101111 Other Advances to Employees                             837,006                 --                  --            (38,157)
101116 Notes Receivable                                        100,000                 --             (10,000)                --
101135 Ins Premium Receivable                                  624,227                 --            (483,845)                --
                                                           -----------         ----------         -----------         ----------
       Other Receivables                                     8,419,377            242,941            (948,986)          (150,180)

       Total Vehicle and Other Receivables                  42,746,626          8,140,788         (16,684,160)          (450,042)
                                                           -----------         ----------         -----------         ----------
       Total Gross Receivables                             143,388,839          7,772,155         (83,734,399)        (8,117,481)

       Less: Provision                                      (9,999,048)                --                  --          2,194,144
                                                           -----------         ----------         -----------         ----------
       Total Net Receivables                               133,389,791          7,772,155         (83,734,399)        (5,923,337)
                                                           -----------         ----------         -----------         ----------

                                                                            December 31, 2001
                                                       Deecember 31, 2001       Balance Per
                                                            Balance           General Ledger        Variance           Current
                                                       ------------------   -----------------       --------         -----------

101200 Unbilled Revenue                                        248,077            248,077                  --            248,077
101205 Corporate Accounts                                    3,265,347          3,265,347                  --              2,434
101210 T/A & Tour Operators                                 20,586,175         20,586,175                  --             (2,432)
101215 Open Contracts                                               --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Corporate/TA & TO                                    24,099,599         24,099,599                  --            248,079

101220 Master Card/Visa                                        500,000            500,000                  --                 --
101221 Amex                                                         --                 --                  --                 --
101222 Diners Club                                                  --                 --                  --                 --
101223 Discover                                                     --                 --                  --                 --
101225 A/R Japan CB Credit Cards                                   (41)               (41)                 --                 --
101235 Credit Card to Cash Switches                              5,592              5,592                  --                 --
101236 Credit Card to Voucher switches                         (29,876)           (29,876)                 --                 --
101237 Credit Card Data Trans Errors                                --                 --                  --                 --
101238 Credit Card Chargebacks                                 255,160            255,160                  --                 --
101240 A/R MC/Visa Odyssey Clearing                                 --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Credit Cards                                            730,835            730,835                  --                 --

101250 Returned Checks                                             609                609                  --                 --
101251 Forced Charges                                          361,204            361,204                  --                 --
101252 Coupon Clearing                                        (373,724)          (373,724)                 --           (427,789)
101260 Clearing Accounts                                       314,340            314,340                  --           (833,814)
101265 Unapplied Pymts                                          (2,718)            (2,718)                 --             (2,718)
101290 Fees Due From Licensees                                 425,757            425,757                  --                 --
101291 A/R Licensee Clearing                                        --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Other                                                   725,468            725,468                  --         (1,264,321)
                                                           -----------         ----------         -----------         ----------
       Total Trade Receivables                              25,555,902         25,555,902                  --         (1,016,242)


101501 Buyback A/R Proceeds                                         --                 --                  --                 --
101502 Buyback A/R                                                  --                 --                  --                 --
101503 A/R Holding Bank Dep Clearing                                --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Vehicle Recs - Manufacturer - Buybacks                       --                 --                  --                 --

101500 Predelivery Inspection & Warranty                     1,827,745          1,827,745                  --          1,315,667
101504 Mfg Allowances/Rebates                                3,049,329          3,049,329                  --             15,450
101505 Mfg Misc Receivables                                  3,101,332          3,101,332                  --          1,476,162
101507 Mfg Disposal in Process - Cost                               --                 --                  --                 --
101508 Mfg Keep Receivables                                         --                 --                  --                 --
101600 Veh Sales A/R (Non-Mfg) - Cost                               --                 --                  --                 --
101602 Veh Sales A/R (Non-Mfg) - Reser                              --                 --                  --                 --
101605 Vehicles Sales Clearing                                      --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Vehicle Recs - Manufacturer - Other                   7,978,406          7,978,406                  --          2,807,279

101610 Collision Damage Recovery                            40,266,167         40,266,167                  --                 --
101612 Collision Damage Recovery-Reserve                   (22,054,513)       (22,054,513)                 --                 --
                                                           -----------         ----------         -----------         ----------
       Collision Damage                                     18,211,654         18,211,654                  --                 --

101100 Accounts Receivable Other                             6,472,487          6,472,487                  --          6,472,487
101101 Interest Receivable                                      50,901             50,901                  --             50,901
101110 Travel Advances                                          10,533             10,533                  --             10,533
101111 Other Advances to Employees                             798,849            798,849                  --            798,849
101116 Notes Receivable                                         90,000             90,000                  --             90,000
101135 Ins Premium Receivable                                  140,382            140,382                  --                 --
                                                           -----------         ----------         -----------         ----------
       Other Receivables                                     7,563,152          7,563,152                  --          7,422,770

       Total Vehicle and Other Receivables                  33,753,212         33,753,212                  --         10,230,049
                                                           -----------         ----------         -----------         ----------
       Total Gross Receivables                              59,309,114         59,309,114                  --          9,213,807

       Less: Provision                                      (7,804,904)        (7,804,904)                 --                 --
                                                           -----------         ----------         -----------         ----------
       Total Net Receivables                                51,504,210         51,504,210                  --          9,213,807
                                                           -----------         ----------         -----------         ----------

                                                              30-60                60-90             90-120            Over 120
                                                              -----                -----             ------            --------

101200 Unbilled Revenue                                             --                 --                  --                 --
101205 Corporate Accounts                                    2,151,805            832,706             222,955             55,447
101210 T/A & Tour Operators                                  5,610,928          9,918,512           3,331,613          1,727,554
101215 Open Contracts                                               --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Corporate/TA & TO                                     7,762,733         10,751,218           3,554,568          1,783,001

101220 Master Card/Visa                                        500,000                 --                  --                 --
101221 Amex                                                         --                 --                  --                 --
101222 Diners Club                                                  --                 --                  --                 --
101223 Discover                                                     --                 --                  --                 --
101225 A/R Japan CB Credit Cards                                   (41)                --                  --                 --
101235 Credit Card to Cash Switches                              5,592                 --                  --                 --
101236 Credit Card to Voucher switches                          (7,986)            34,857             (56,747)                --
101237 Credit Card Data Trans Errors                                --                 --                  --                 --
101238 Credit Card Chargebacks                                 187,480             67,680                  --                 --
101240 A/R MC/Visa Odyssey Clearing                                 --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Credit Cards                                            685,045            102,537             (56,747)                --

101250 Returned Checks                                              --                 --                 609                 --
101251 Forced Charges                                          360,949                255                  --                 --
101252 Coupon Clearing                                          54,065                 --                  --                 --
101260 Clearing Accounts                                     1,148,154                 --                  --                 --
101265 Unapplied Pymts                                              --                 --                  --                 --
101290 Fees Due From Licensees                                 126,561            299,196                  --                 --
101291 A/R Licensee Clearing                                        --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Other                                                 1,689,729            299,451                 609                 --
                                                           -----------         ----------         -----------         ----------
       Total Trade Receivables                              10,137,507         11,153,206           3,498,430          1,783,001


101501 Buyback A/R Proceeds                                         --                 --                  --                 --
101502 Buyback A/R                                                  --                 --                  --                 --
101503 A/R Holding Bank Dep Clearing                                --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Vehicle Recs - Manufacturer - Buybacks                       --                 --                  --                 --

101500 Predelivery Inspection & Warranty                       512,078                 --                  --                 --
101504 Mfg Allowances/Rebates                                  371,500          1,450,950           1,211,429                 --
101505 Mfg Misc Receivables                                    878,011            448,565             298,594                 --
101507 Mfg Disposal in Process - Cost                               --                 --                  --                 --
101508 Mfg Keep Receivables                                         --                 --                  --                 --
101600 Veh Sales A/R (Non-Mfg) - Cost                               --                 --                  --                 --
101602 Veh Sales A/R (Non-Mfg) - Reser                              --                 --                  --                 --
101605 Vehicles Sales Clearing                                      --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Vehicle Recs - Manufacturer - Other                   1,761,589          1,899,515           1,510,023                 --

101610 Collision Damage Recovery                             1,772,804          3,901,941           2,860,781         31,730,641
101612 Collision Damage Recovery-Reserve                    (2,812,838)        (6,164,416)         (4,342,529)        (8,734,730)
                                                           -----------         ----------         -----------         ----------
       Collision Damage                                     (1,040,034)        (2,262,475)         (1,481,748)        22,995,911

101100 Accounts Receivable Other                                    --                 --                  --                 --
101101 Interest Receivable                                          --                 --                  --                 --
101110 Travel Advances                                              --                 --                  --                 --
101111 Other Advances to Employees                                  --                 --                  --                 --
101116 Notes Receivable                                             --                 --                  --                 --
101135 Ins Premium Receivable                                  140,382                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Other Receivables                                       140,382                 --                  --                 --

       Total Vehicle and Other Receivables                     861,937           (362,960)             28,275         22,995,911
                                                           -----------         ----------         -----------         ----------
       Total Gross Receivables                              10,999,444         10,790,246           3,526,705         24,778,912

       Less: Provision                                              --                 --                  --                 --
                                                           -----------         ----------         -----------         ----------
       Total Net Receivables                                10,999,444         10,790,246           3,526,705         24,778,912
                                                           -----------         ----------         -----------         ----------

NATIONAL CAR RENTAL
AGING OF ACCOUNTS RECEIVABLE - POST
BUS. UNITS - 101, 107, 110, 196

                                                                                 Amounts               Amounts         Adjustments
                                                   November 12, 2001          Billed During       Collected During       During
                                                        Balance                 The Period           The Period        The Period
                                                   -----------------          -------------       ----------------     -----------
131200 Unbilled Revenue                                           --           (8,930,773)           9,789,690
131205 Corporate Accounts                                                       8,677,215           (1,387,947)             31,034
131210 T/A & Tour Operators                                                     3,119,293           (1,417,877)           (176,422)
131215 Open Contracts                                                                                                   10,700,000
                                                          ----------          -----------         ------------         -----------
       Corporate / TA & TO                                        --            2,865,735            6,983,866          10,554,612

131220 Master Card / Visa                                                      75,650,106          (72,107,361)           (146,527)
131221 Amex                                                                    44,579,924          (41,490,612)            (79,630)
131222 Diners Club                                                              6,192,866           (5,731,093)             (5,166)
131223 Discover                                                                 3,342,966           (3,095,707)              2,453
131225 A/R Japan CB Credit Cards
131235 Credit Card to Cash Switches
131236 Credit Card to Voucher switches
131237 Credit Card Data Trans Errors
131238 Credit Card Chargebacks                                                    131,550              (15,808)             (2,091)
131240 A/R MC/Visa Odyssey Clearing                                                                                        109,263
                                                          ----------          -----------         ------------         -----------
       Credit Cards                                               --          129,897,412         (122,440,581)           (121,698)

131250 Returned Checks                                                                                                      38,422
131251 Forced Charges
131252 Coupon Clearing                                                                                 101,433             (90,393)
131260 Clearing Accounts                                                                               (52,098)             47,520
131265 Unapplied Pymts                                                                                (593,136)            182,493
131290 Fees Due From Licensees                                                  2,365,511             (278,039)           (119,006)
131291 A/R Licensee Clearing                                                                                               (47,578)
                                                          ----------          -----------         ------------         -----------
       Other                                                      --            2,365,511             (821,840)             11,458

                                                          ----------          -----------         ------------         -----------
       Total Trade Receivables                                    --          135,128,658         (116,278,555)         10,444,372


131501 Buyback A/R Proceeds
131502 Buyback A/R
131503 A/R Holding Bank Dep Clearing
                                                          ----------          -----------         ------------         -----------
       Vehicle Recs - Manufacturer - Buybacks                     --                   --                   --                  --

131500 Predelivery Inspection & Warranty                                          851,031
131504 Mfg Allowances/Rebates
131505 Mfg Misc Receivables                                                        18,455
131507 Mfg Disposal in Process - Cost                                                                       --
131508 Mfg Keep Receivables
131600 Veh Sales A/R (Non-Mfg) - Cost
131602 Veh Sales A/R (Non-Mfg) - Reser
131605 Vehicles Sales Clearing
                                                          ----------          -----------         ------------         -----------
       Vehicle Recs - Manufacturer - Other                        --              869,486                   --                  --

131610 Collision Damage Recovery                                                3,413,805             (363,411)            (61,061)
131612 Collision Damage Recovery-Reserve                                                                                  (979,151)
                                                          ----------          -----------         ------------         -----------
       Collision Damage                                           --            3,413,805             (363,411)         (1,040,212)

131100 Accounts Receivable Other                                                  250,138              (21,233)
       Interest Receivable
131110 Travel Advances
131111 Other Advances to Employees                                                 14,177
131116 Notes Receivable
131135 Ins Premium Receivable                                                     439,600             (194,837)
                                                          ----------          -----------         ------------         -----------
       Other Receivables                                          --              703,915             (216,070)                 --

       Total Vehicle and Other Receivables                        --            4,987,206             (579,481)         (1,040,212)
                                                          ----------          -----------         ------------         -----------
       Total Gross Receivables                                    --          140,115,864         (116,858,036)          9,404,160

       Less: Provision                                                                                                    (442,103)
                                                          ----------          -----------         ------------         -----------

       Total Net Receivables                                      --          140,115,864         (116,858,036)          8,962,057
                                                          ----------          -----------         ------------         -----------

                                                                            December 31, 2001
                                                       December 31, 2001       Balance Per
                                                            Balance          General Ledger         Variance             Current
                                                       -----------------    -----------------     ------------          ----------
131200 Unbilled Revenue                                      858,917              858,917                   --             858,917
131205 Corporate Accounts                                  7,320,302            7,320,302                   --           5,548,666
131210 T/A & Tour Operators                                1,524,994            1,524,994                   --           1,524,994
131215 Open Contracts                                     10,700,000           10,700,000                   --          10,700,000
                                                          ----------          -----------         ------------          ----------
       Corporate / TA & TO                                20,404,213           20,404,213                   --          18,632,577

131220 Master Card / Visa                                  3,396,218            3,396,218                   --           3,396,218
131221 Amex                                                3,009,682            3,009,682                   --           3,009,682
131222 Diners Club                                           456,607              456,607                   --             456,607
131223 Discover                                              249,712              249,712                   --             249,712
131225 A/R Japan CB Credit Cards                                  --                                        --                  --
131235 Credit Card to Cash Switches                               --                                        --                  --
131236 Credit Card to Voucher switches                            --                                        --                  --
131237 Credit Card Data Trans Errors                              --                                        --                  --
131238 Credit Card Chargebacks                               113,651              113,651                   --              69,085
131240 A/R MC/Visa Odyssey Clearing                          109,263              109,263                   --             109,263
                                                          ----------          -----------         ------------          ----------
       Credit Cards                                        7,335,133            7,335,133                   --           7,290,567

131250 Returned Checks                                        38,422               38,422                   --              38,422
131251 Forced Charges                                             --                                        --                  --
131252 Coupon Clearing                                        11,040               11,040                   --              11,040
131260 Clearing Accounts                                      (4,578)              (4,578)                  --              (4,578)
131265 Unapplied Pymts                                      (410,643)            (410,643)                  --            (410,643)
131290 Fees Due From Licensees                             1,968,466            1,968,466                   --           1,620,841
131291 A/R Licensee Clearing                                 (47,578)             (47,578)                  --             (47,578)
                                                          ----------          -----------         ------------          ----------
       Other                                               1,555,129            1,555,129                   --           1,207,504
                                                          ----------          -----------         ------------          ----------
       Total Trade Receivables                            29,294,475           29,294,475                   --          27,130,648


131501 Buyback A/R Proceeds                                       --                                        --                  --
131502 Buyback A/R                                                --                                        --                  --
131503 A/R Holding Bank Dep Clearing                              --                                        --                  --
                                                          ----------          -----------         ------------          ----------
       Vehicle Recs - Manufacturer - Buybacks                     --                   --                   --                  --

131500 Predelivery Inspection & Warranty                     851,031              851,031                   --             851,031
131504 Mfg Allowances/Rebates                                     --                                        --                  --
131505 Mfg Misc Receivables                                   18,455               18,455                   --              18,455
131507 Mfg Disposal in Process - Cost                             --                   --                   --                  --
131508 Mfg Keep Receivables                                       --                                        --                  --
131600 Veh Sales A/R (Non-Mfg) - Cost                             --                                        --                  --
131602 Veh Sales A/R (Non-Mfg) - Reser                            --                                        --                  --
131605 Vehicles Sales Clearing                                    --                                        --                  --
                                                          ----------          -----------         ------------          ----------
       Vehicle Recs - Manufacturer - Other                   869,486              869,486                   --             869,486

131610 Collision Damage Recovery                           2,989,333            2,989,333                   --           1,899,646
131612 Collision Damage Recovery-Reserve                    (979,151)            (979,151)                  --            (572,978)
                                                          ----------          -----------         ------------          ----------
       Collision Damage                                    2,010,182            2,010,182                   --           1,326,668

131100 Accounts Receivable Other                             228,905              228,905                   --             228,905
       Interest Receivable                                        --                                        --                  --
131110 Travel Advances                                            --                                        --                  --
131111 Other Advances to Employees                            14,177               14,177                   --              14,177
131116 Notes Receivable                                           --                   --                                       --
131135 Ins Premium Receivable                                244,763              244,763                   --             244,763
                                                          ----------          -----------         ------------          ----------
       Other Receivables                                     487,845              487,845                   --             487,845

       Total Vehicle and Other Receivables                 3,367,513            3,367,513                   --           2,683,999
                                                          ----------          -----------         ------------          ----------
       Total Gross Receivables                            32,661,988           32,661,988                   --          29,814,647
                                                                                                                        ----------

       Less: Provision                                      (442,103)            (442,103)                  --
                                                          ----------          -----------         ------------
       Total Net Receivables                              32,219,885           32,219,885                   --
                                                          ----------          -----------         ------------



                                                             30-60               60-90               90-120              Over 120
                                                          ----------          -----------         ------------          ----------
131200 Unbilled Revenue
131205 Corporate Accounts                                  1,771,636
131210 T/A & Tour Operators
131215 Open Contracts
                                                          ----------          -----------         ------------          ----------
       Corporate / TA & TO                                 1,771,636                   --                  --                   --

131220 Master Card / Visa
131221 Amex
131222 Diners Club
131223 Discover
131225 A/R Japan CB Credit Cards
131235 Credit Card to Cash Switches
131236 Credit Card to Voucher switches
131237 Credit Card Data Trans Errors
131238 Credit Card Chargebacks                                44,566
131240 A/R MC/Visa Odyssey Clearing
                                                          ----------          -----------         ------------          ----------
       Credit Cards                                           44,566                   --                  --                   --

131250 Returned Checks
131251 Forced Charges
131252 Coupon Clearing
131260 Clearing Accounts
131265 Unapplied Pymts
131290 Fees Due From Licensees                               347,625
131291 A/R Licensee Clearing
                                                          ----------          -----------         ------------          ----------
       Other                                                 347,625                   --                  --                   --
                                                          ----------          -----------         ------------          ----------
       Total Trade Receivables                             2,163,827                   --                  --                   --


131501 Buyback A/R Proceeds
131502 Buyback A/R
131503 A/R Holding Bank Dep Clearing
                                                          ----------          -----------         ------------          ----------
       Vehicle Recs - Manufacturer - Buybacks                     --                   --                  --                   --

131500 Predelivery Inspection & Warranty
131504 Mfg Allowances/Rebates
131505 Mfg Misc Receivables
131507 Mfg Disposal in Process - Cost
131508 Mfg Keep Receivables
131600 Veh Sales A/R (Non-Mfg) - Cost
131602 Veh Sales A/R (Non-Mfg) - Reser
131605 Vehicles Sales Clearing
                                                          ----------          -----------         ------------          ----------
       Vehicle Recs - Manufacturer - Other                        --                   --                  --                   --

131610 Collision Damage Recovery                           1,089,687
131612 Collision Damage Recovery-Reserve                    (406,173)
                                                          ----------          -----------         ------------          ----------
       Collision Damage                                      683,514                   --                  --                   --

131100 Accounts Receivable Other
       Interest Receivable
131110 Travel Advances
131111 Other Advances to Employees
131116 Notes Receivable
131135 Ins Premium Receivable
                                                          ----------          -----------         ------------          ----------
       Other Receivables                                          --                   --                  --                   --

       Total Vehicle and Other Receivables                   683,514                   --                  --                   --
                                                          ----------          -----------         ------------          ----------
       Total Gross Receivables                             2,847,341                   --                  --                   --
                                                          ----------          -----------         ------------          ----------

       Less: Provision
                                                          ----------          -----------         ------------          ----------

       Total Net Receivables

ANC  CORPORATE & OTHERS
AGING OF ACCOUNTS RECEIVABLE - POST
BUS. UNITS - 551, 594, 599, 601, 602, 603


                                                               Amounts        Amounts
                                             November 12,       Billed       Collected     Adjustments     December 31,
                                                 2001           During         During          During          2001
                                               Balance        The Period     The Period     The Period       Balance
                                             ------------     ----------    -----------    -----------     ------------
131200 Unbilled Revenue                                                                                          --
131205 Corporate Accounts                                                                                        --
131210 T/A & Tour Operators                                                                                      --
131215 Open Contracts                                                                                            --
       Corporate / TA & TO                         --             --            --              --               --

131220 Master Card / Visa                                                                                        --
131221 Amex                                                                                                      --
131222 Diners Club                                                                                               --
131223 Discover                                                                                                  --
131225 A/R Japan CB Credit Cards                                                                                 --
131235 Credit Card to Cash Switches                                                                              --
131236 Credit Card to Voucher switches                                                                           --
131237 Credit Card Data Trans Errors                                                                             --
131238 Credit Card Chargebacks                                                                                   --
131240 A/R MC/Visa Odyssey Clearing                                                                              --
       Credit Cards                                --             --            --              --               --

131250 Returned Checks                                                                                           --
131251 Forced Charges                                                                                            --
131252 Coupon Clearing                                                                                           --
131260 Clearing Accounts                                                                                         --
131265 Unapplied Pymts                                                                                           --
131290 Fees Due From Licensees                                                                                   --
131291 A/R Licensee Clearing                                                                                     --
       Other                                       --             --            --              --               --

       Total Trade Receivables                     --             --            --              --               --


131501 Buyback A/R Proceeds                                                                                      --
131502 Buyback A/R                                                                                               --
131503 A/R Holding Bank Dep Clearing                                                                             --
       Vehicle Recs - Manufacturer - Buybacks      --             --            --              --               --

131500 Predelivery Inspection & Warranty                                                                         --
131504 Mfg Allowances/Rebates                                                                                    --
131505 Mfg Misc Receivables                                                                                      --
131507 Mfg Disposal in Process - Cost                                                                            --
131508 Mfg Keep Receivables                                                                                      --
131600 Veh Sales A/R (Non-Mfg) - Cost                                                                            --
131602 Veh Sales A/R (Non-Mfg) - Reser                                                                           --
131605 Vehicles Sales Clearing                                                                                   --
       Vehicle Recs - Manufacturer - Other         --             --            --              --               --

131610 Collision Damage Recovery                                                                                 --
131612 Collision Damage Recovery-Reserve                                                                         --
       Collision Damage                            --             --            --              --               --

131100 Accounts Receivable Other                                                                                 --
       Interest Receivable                                                                                       --
131110 Travel Advances                                                                                           --
131111 Other Advances to Employees                                                                               --
131116 Notes Receivable                                                                                          --
131135 Ins Premium Receivable                                                                                    --
       Other Receivables                           --             --            --              --               --

       Total Vehicle and Other Receivables         --             --            --              --               --

       Total Gross Receivables                     --             --            --              --               --

       Less: Provision                                                                                           --

       Total Net Receivables                       --             --            --              --               --


                                                   December 31,
                                                      2001
                                                   Balance Per
                                                  General Ledger   Variance   Current      30-60      60-90     90-120   Over 120
                                                  --------------   --------  ---------   ---------   -------    ------   --------
131200 Unbilled Revenue                                              --          --
131205 Corporate Accounts                                            --          --
131210 T/A & Tour Operators                                          --          --
131215 Open Contracts                                                --          --
       Corporate / TA & TO                             --            --          --          --         --        --         --

131220 Master Card / Visa                                            --          --
131221 Amex                                                          --          --
131222 Diners Club                                                   --          --
131223 Discover                                                      --          --
131225 A/R Japan CB Credit Cards                                     --          --
131235 Credit Card to Cash Switches                                  --          --
131236 Credit Card to Voucher switches                               --          --
131237 Credit Card Data Trans Errors                                 --          --
131238 Credit Card Chargebacks                                       --          --
131240 A/R MC/Visa Odyssey Clearing                                  --          --
       Credit Cards                                    --            --          --          --         --        --         --

131250 Returned Checks                                               --          --
131251 Forced Charges                                                --          --
131252 Coupon Clearing                                               --          --
131260 Clearing Accounts                                             --          --
131265 Unapplied Pymts                                               --          --
131290 Fees Due From Licensees                                       --          --
131291 A/R Licensee Clearing                                         --          --
       Other                                           --            --          --          --         --        --         --

       Total Trade Receivables                         --            --          --          --         --        --         --


131501 Buyback A/R Proceeds                                          --          --
131502 Buyback A/R                                                   --          --
131503 A/R Holding Bank Dep Clearing                                 --          --
       Vehicle Recs - Manufacturer - Buybacks          --            --          --          --         --        --         --

131500 Predelivery Inspection & Warranty                             --          --
131504 Mfg Allowances/Rebates                                        --          --
131505 Mfg Misc Receivables                                          --          --
131507 Mfg Disposal in Process - Cost                                --          --
131508 Mfg Keep Receivables                                          --          --
131600 Veh Sales A/R (Non-Mfg) - Cost                                --          --
131602 Veh Sales A/R (Non-Mfg) - Reser                               --          --
131605 Vehicles Sales Clearing                                       --          --
       Vehicle Recs - Manufacturer - Other             --            --          --          --         --        --         --

131610 Collision Damage Recovery                                     --          --
131612 Collision Damage Recovery-Reserve                             --          --
       Collision Damage                                --            --          --          --         --        --         --

131100 Accounts Receivable Other                                     --          --
       Interest Receivable                                           --          --
131110 Travel Advances                                               --          --
131111 Other Advances to Employees                                   --          --
131116 Notes Receivable                                              --          --
131135 Ins Premium Receivable                                        --          --
       Other Receivables                               --            --          --          --         --        --         --

       Total Vehicle and Other Receivables             --            --          --          --         --        --         --

       Total Gross Receivables                         --            --          --          --         --        --         --

       Less: Provision                                               --          --

       Total Net Receivables                           --            --          --          --         --        --         --

COMBINED
AGING OF ACCOUNTS RECEIVABLE - POST
BUS. UNITS - ALL



                                                                  Amounts         Amounts
                                                 November 12,      Billed        Collected      Adjustments     December 31,
                                                    2001           During          During         During           2001
                                                   Balance       The Period      The Period      The Period        Balance
                                                 ------------   ------------     -----------    ------------    ------------
131200 Unbilled Revenue                              --           (8,930,773)      9,789,690              --         858,917
131205 Corporate Accounts                            --            8,677,215      (1,387,947)         31,034       7,320,302
131210 T/A & Tour Operators                          --           24,464,182      (3,265,366)       (176,422)     21,022,394
131215 Open Contracts                                --                   --              --      10,700,000      10,700,000
                                                   ----         ------------    ------------      ----------      ----------
       Corporate / TA & TO                           --           24,210,624       5,136,377      10,554,612      39,901,613

131220 Master Card / Visa                            --          153,739,692    (147,972,284)       (216,503)      5,550,905
131221 Amex                                          --           63,685,633     (59,304,224)       (128,004)      4,253,405
131222 Diners Club                                   --            7,333,945      (6,659,540)         (5,532)        668,873
131223 Discover                                      --            6,662,484      (5,996,542)          3,116         669,058
131225 A/R Japan CB Credit Cards                     --              102,366         (73,966)             --          28,400
131235 Credit Card to Cash Switches                  --                   --              --           7,935           7,935
131236 Credit Card to Voucher switches               --                   --              --              --              --
131237 Credit Card Data Trans Errors                 --               (7,480)             --              --          (7,480
131238 Credit Card Chargebacks                       --              257,312         (28,466)        (60,320)        168,526
131240 A/R MC/Visa Odyssey Clearing                  --                   --              --         109,263         109,263
                                                   ----         ------------    ------------      ----------      ----------
       Credit Cards                                  --          231,773,952    (220,035,022)       (290,045)     11,448,885

131250 Returned Checks                               --                   --              --          38,422          38,422
131251 Forced Charges                                --            1,142,130        (276,921)       (313,291)        551,918
131252 Coupon Clearing                               --             (682,911)        226,250         251,692        (204,969
131260 Clearing Accounts                             --                   --        (115,270)       (148,853)       (264,123
131265 Unapplied Pymts                               --                   --        (645,331)     (1,839,633)     (2,484,964
131290 Fees Due From Licensees                       --            2,365,511        (278,039)       (119,006)      1,968,466
131291 A/R Licensee Clearing                         --                   --              --         (47,578)        (47,578
                                                   ----         ------------    ------------      ----------      ----------
       Other                                         --            2,824,730      (1,089,311)     (2,178,247)       (442,828
                                                   ----         ------------    ------------      ----------      ----------
       Total Trade Receivables                       --          258,809,306    (215,987,956)      8,086,320      50,907,670


131501 Buyback A/R Proceeds                          --                   --              --              --              --
131502 Buyback A/R                                   --                   --              --              --              --
131503 A/R Holding Bank Dep Clearing                 --                   --              --              --              --
                                                   ----         ------------    ------------      ----------      ----------
       Vehicle Recs - Manufacturer - Buybacks      --                   --              --              --              --

131500 Predelivery Inspection & Warranty             --              851,031              --              --         851,031
131504 Mfg Allowances/Rebates                        --              151,500              --              --         151,500
131505 Mfg Misc Receivables                          --               73,675              --              --          73,675
131507 Mfg Disposal in Process - Cost                --                   --              --              --              --
131508 Mfg Keep Receivables                          --                   --              --              --              --
131600 Veh Sales A/R (Non-Mfg) - Cost                --                   --              --              --              --
131602 Veh Sales A/R (Non-Mfg) - Reser               --                   --              --              --              --
131605 Vehicles Sales Clearing                       --                   --              --              --              --
                                                   ----         ------------    ------------      ----------      ----------
       Vehicle Recs - Manufacturer - Other         --            1,076,206              --              --       1,076,206

131610 Collision Damage Recovery                     --            8,553,376      (1,170,219)       (194,828)      7,188,329
131612 Collision Damage Recovery-Reserve             --                   --              --      (2,595,834)     (2,595,834
                                                   ----         ------------    ------------      ----------      ----------
       Collision Damage                              --            8,553,376      (1,170,219)     (2,790,662)      4,592,495

131100 Accounts Receivable Other                     --              268,744         (28,249)             --         240,495
                                                   ----         ------------    ------------      ----------      ----------
       Interest Receivable                           --                   --              --              --              --

131110 Travel Advances                               --                   --              --              --              --
131111 Other Advances to Employees                   --               14,177              --              --          14,177
131116 Notes Receivable                              --                   --              --              --              --
131135 Ins Premium Receivable                        --              439,600        (194,837)             --         244,763
                                                   ----         ------------    ------------      ----------      ----------
       Other Receivables                             --              722,521        (223,086)             --         499,435

       Total Vehicle and Other Receivables           --           10,352,103      (1,393,305)     (2,790,662)      6,168,136
                                                   ----         ------------    ------------      ----------      ----------
       Total Gross Receivables                       --          269,161,409    (217,381,261)      5,295,658      57,075,806

       Less: Provision                               --                   --              --      (1,478,435)     (1,478,435
                                                   ----         ------------    ------------      ----------      ----------
       Total Net Receivables                         --          269,161,409    (217,381,261)      3,817,223      55,597,371
                                                   ----         ------------    ------------      ----------      ----------

                                                   December 31,
                                                      2001
                                                   Balance Per                                                               Over
                                                  General Ledger     Variance      Current       30-60      60-90    90-120  120
                                                  --------------     --------     ----------     -------     -----   ------  ----
131200 Unbilled Revenue                                858,917            --         858,917           --     --       --     --
131205 Corporate Accounts                            7,320,302            --       5,548,666    1,771,636     --       --     --
131210 T/A & Tour Operators                         21,022,394            --      13,672,149    7,350,245     --       --     --
131215 Open Contracts                               10,700,000            --      10,700,000           --     --       --     --
                                                    ----------         -----      ----------   ----------    ---      ---    ---
       Corporate / TA & TO                          39,901,613            --      30,779,732    9,121,881     --       --     --

131220 Master Card / Visa                            5,550,905            --       5,550,905           --     --       --     --
131221 Amex                                          4,253,405            --       4,253,405           --     --       --     --
131222 Diners Club                                     668,873            --         668,873           --     --       --     --
131223 Discover                                        669,058            --         669,058           --     --       --     --
131225 A/R Japan CB Credit Cards                        28,400            --          28,400           --     --       --     --
131235 Credit Card to Cash Switches                      7,935            --           7,935           --     --       --     --
131236 Credit Card to Voucher switches                      --            --              --           --     --       --     --
131237 Credit Card Data Trans Errors                    (7,480)           --          (7,480)          --     --       --     --
131238 Credit Card Chargebacks                         168,526            --         132,647       35,879     --       --     --
131240 A/R MC/Visa Odyssey Clearing                    109,263            --         109,263           --     --       --     --
                                                    ----------         -----      ----------   ----------    ---      ---    ---
       Credit Cards                                 11,448,885            --      11,413,006       35,879     --       --     --

131250 Returned Checks                                  38,422            --          38,422           --     --       --     --
131251 Forced Charges                                  551,918            --         315,791      236,127     --       --     --
131252 Coupon Clearing                                (204,969)           --        (204,969)          --     --       --     --
131260 Clearing Accounts                              (264,123)           --        (264,123)          --     --       --     --
131265 Unapplied Pymts                              (2,484,964)           --      (2,484,964)          --     --       --     --
131290 Fees Due From Licensees                       1,968,466            --       1,620,841      347,625     --       --     --
131291 A/R Licensee Clearing                           (47,578)           --         (47,578)          --     --       --     --
                                                    ----------         -----      ----------   ----------    ---      ---    ---
       Other                                          (442,828)           --      (1,026,580)     583,752     --       --     --
                                                    ----------         -----      ----------   ----------    ---      ---    ---
       Total Trade Receivables                      50,907,670            --      41,166,158    9,741,512     --       --     --


131501 Buyback A/R Proceeds                                 --            --              --           --     --       --     --
131502 Buyback A/R                                          --            --              --           --     --       --     --
131503 A/R Holding Bank Dep Clearing                        --            --              --           --     --       --     --
                                                    ----------         -----      ----------   ----------    ---      ---    ---
       Vehicle Recs - Manufacturer - Buybacks               --            --              --           --     --       --     --

131500 Predelivery Inspection & Warranty               851,031            --         851,031           --     --       --     --
131504 Mfg Allowances/Rebates                          151,500            --         151,500           --     --       --     --
131505 Mfg Misc Receivables                             73,675            --          73,675           --     --       --     --
131507 Mfg Disposal in Process - Cost                       --            --              --           --     --       --     --
131508 Mfg Keep Receivables                                 --            --              --           --     --       --     --
131600 Veh Sales A/R (Non-Mfg) - Cost                       --            --              --           --     --       --     --
131602 Veh Sales A/R (Non-Mfg) - Reser                      --            --              --           --     --       --     --
131605 Vehicles Sales Clearing                              --            --              --           --     --       --     --
                                                    ----------         -----      ----------   ----------    ---      ---    ---
       Vehicle Recs - Manufacturer - Other           1,076,206            --       1,076,206           --     --       --     --

131610 Collision Damage Recovery                     7,188,329            --       4,582,987    2,605,342     --       --     --
131612 Collision Damage Recovery-Reserve            (2,595,834)           --      (1,620,803)    (975,031)    --       --     --
                                                    ----------         -----      ----------   ----------    ---      ---    ---
       Collision Damage                              4,592,495            --       2,962,184    1,630,311     --       --     --

131100 Accounts Receivable Other                       240,495            --         240,495           --     --       --     --
       Interest Receivable                                  --            --              --           --     --       --     --
131110 Travel Advances                                      --            --              --           --     --       --     --
131111 Other Advances to Employees                      14,177            --          14,177           --     --       --     --
131116 Notes Receivable                                     --            --              --           --     --       --     --
131135 Ins Premium Receivable                          244,763            --         244,763           --     --       --     --
                                                    ----------         -----      ----------   ----------    ---      ---    ---
       Other Receivables                               499,435            --         499,435           --     --       --     --

       Total Vehicle and Other Receivables           6,168,136            --       4,537,825    1,630,311     --       --     --
                                                    ----------         -----      ----------   ----------    ---      ---    ---
       Total Gross Receivables                      57,075,806            --      45,703,983   11,371,823     --       --     --
                                                                                  ----------   ----------    ---      ---    ---
       Less: Provision                              (1,478,435)           --
                                                    ----------         -----
       Total Net Receivables                        55,597,371            --
                                                    ----------         -----

ALAMO RENT A CAR
AGING OF ACCOUNTS RECEIVABLE - POST
BUS. UNITS - 200

                                                                   Amounts        Amounts
                                                  November 12,     Billed        Collected      Adjustments     December 31,
                                                     2001          During          During          During          2001
                                                    Balance      The Period      The Period      The Period       Balance
                                                  -----------    ----------     ------------    -----------    -------------
131200 Unbilled Revenue                                                                                                   --
131205 Corporate Accounts                                                                                                 --
131210 T/A & Tour Operators                                        21,344,889      (1,847,489)                    19,497,400
131215 Open Contracts
                                                  -----------    ------------    ------------   -------------   ------------
       Corporate/TA & TO                                   --      21,344,889      (1,847,489)             --     19,497,400

131220 Master Card / Visa                                          78,089,586     (75,864,923)        (69,976)     2,154,687
131221 Amex                                                        19,105,709     (17,813,612)        (48,374)     1,243,723
131222 Diners Club                                                  1,141,079        (928,447)           (366)       212,266
131223 Discover                                                     3,319,518      (2,900,835)            663        419,346
131225 A/R Japan CB Credit Cards                                      102,366         (73,966)                        28,400
131235 Credit Card to Cash Switches                                     7,935           7,935           7,935             --
131236 Credit Card to Voucher switches                                     --              --              --
131237 Credit Card Data Trans Errors                                   (7,480)         (7,480)         (7,480)            --
131238 Credit Card Chargebacks                                        125,762         (12,658)        (58,229)        54,875
131240 A/R MC/Visa Odyssey Clearing
                                                  -----------    ------------    ------------   -------------   ------------
       Credit Cards                                        --     101,876,540     (97,594,441)      (168,347)      4,113,752

131250 Returned Checks                                                                                                    --
131251 Forced Charges                                               1,142,130        (276,921)       (313,291)       551,918
131252 Coupon Clearing                                               (682,911)        124,817         342,085       (216,009)
131260 Clearing Accounts                                                              (63,172)       (196,373)      (259,545)
131265 Unapplied Pymts                                                                (52,195)     (2,022,126)    (2,074,321)
131290 Fees Due From Licensees                                                                                            --
131291 A/R Licensee Clearing                                                                                              --
                                                  -----------    ------------    ------------   -------------   ------------
       Other                                               --         459,219        (267,471)     (2,189,705)    (1,997,957)
                                                  -----------    ------------    ------------   -------------   ------------
       Total Trade Receivables                             --     123,680,648     (99,709,401)     (2,358,052)    21,613,195

131501 Buyback A/R Proceeds                                                                                               --
131502 Buyback A/R                                                                                                        --
131503 A/R Holding Bank Dep Clearing                                                                                      --
                                                  -----------    ------------    ------------   -------------   ------------
       Vehicle Recs - Manufacturer - Buybacks              --              --              --              --             --

131500 Predelivery Inspection & Warranty                                                   --
131504 Mfg Allowances/Rebates                                         151,500                                        151,500
131505 Mfg Misc Receivables                                            55,220                                         55,220
131507 Mfg Disposal in Process - Cost                                                                                     --
131508 Mfg Keep Receivables                                                                                               --
131600 Veh Sales A/R (Non-Mfg) - Cost                                                                                     --
131602 Veh Sales A/R (Non-Mfg) - Reser                     --              --              --
131605 Vehicles Sales Clearing                             --              --              --             --             --
                                                  -----------    ------------    ------------   -------------   ------------
       Vehicle Recs - Manufacturer - Other                 --         206,720              --             --         206,720

131610 Collision Damage Recovery                                    5,139,571        (806,808)       (133,767)     4,198,996
131612 Collision Damage Recovery - Reserve                                                         (1,616,683)    (1,616,683)
                                                  -----------    ------------    ------------   -------------   ------------

       Collision Damage                                    --       5,139,571        (806,808)     (1,750,450)     2,582,313

131100 Accounts Receivable Other                                       18,606          (7,016)                        11,590
       Interest Receivable                                                                                                --
131110 Travel Advances                                                                                                    --
131111 Other Advances to Employees                                                                                        --
131116 Notes Receivable                                                                                                   --
131135 Ins Premium Receivable                                                                                             --
                                                  -----------    ------------    ------------   -------------   ------------
       Other Receivables                                   --          18,606          (7,016)            --          11,590

       Total Vehicle and Other Receivables                 --       5,364,897        (813,824)     (1,750,450)     2,800,623
                                                  -----------    ------------    ------------   -------------   ------------
       Total Gross Receivables                             --     129,045,545    (100,523,225)     (4,108,502)    24,413,818

       Less: Provision                                                                             (1,036,332)    (1,036,332)
                                                  -----------    ------------    ------------   -------------   ------------

       Total Net Receivables                               --     129,045,545    (100,523,225)     (5,144,834)    23,377,486
                                                  -----------    ------------    ------------   -------------   ------------

                                                  December 31,
                                                     2001
                                                  Balance Per
                                                 General Ledger    Variance      Current        30-60         60-90
                                                 --------------    --------      --------     ---------       -----
131200 Unbilled Revenue                                   --             --           --
131205 Corporate Accounts                                 --             --           --
131210 T/A & Tour Operators                       19,497,400             --    12,147,155     7,350,245
131215 Open Contracts                                     --             --           --
                                                 -----------       --------    ----------     ---------       -----
       Corporate/TA & TO                          19,497,400             --    12,147,155     7,350,245          --

131220 Master Card / Visa                          2,154,687             --     2,154,687
131221 Amex                                        1,243,723             --     1,243,723
131222 Diners Club                                   212,266             --       212,266
131223 Discover                                      419,346             --       419,346
131225 A/R Japan CB Credit Cards                      28,400             --        28,400
131235 Credit Card to Cash Switches                    7,935
131236 Credit Card to Voucher switches
131237 Credit Card Data Trans Errors                  (7,480)
131238 Credit Card Chargebacks                        54,875             --        63,562        (8,687)
131240 A/R MC/Visa Odyssey Clearing                                      --            --
                                                 -----------       --------    ----------     ---------       -----
       Credit Cards                                4,113,752             --     4,122,439        (8,687)         --

131250 Returned Checks                                                   --            --
131251 Forced Charges                                551,918             --       315,791       236,127
131252 Coupon Clearing                              (216,009)            --      (216,009)
131260 Clearing Accounts                            (259,545)            --      (259,545)
131265 Unapplied Pymts                            (2,074,321)            --    (2,074,321)
131290 Fees Due From Licensees                                           --            --
131291 A/R Licensee Clearing                                             --            --
                                                 -----------       --------    ----------     ---------       -----
       Other                                      (1,997,957)            --    (2,234,084)      236,127          --
                                                 -----------       --------    ----------     ---------       -----
       Total Trade Receivables                    21,613,195             --    14,035,510     7,577,685          --

131501 Buyback A/R Proceeds                                              --            --
131502 Buyback A/R                                                       --            --
131503 A/R Holding Bank Dep Clearing                                     --            --
                                                 -----------       --------    ----------     ---------       -----
       Vehicle Recs - Manufacturer - Buybacks             --             --            --            --          --

131500 Predelivery Inspection & Warranty                                 --            --
131504 Mfg Allowances/Rebates                        151,500             --       151,500
131505 Mfg Misc Receivables                           55,220             --        55,220
131507 Mfg Disposal in Process - Cost                                    --            --
131508 Mfg Keep Receivables                               --             --
131600 Veh Sales A/R (Non-Mfg) - Cost                     --             --
131602 Veh Sales A/R (Non-Mfg) - Reser
131605 Vehicles Sales Clearing
                                                 -----------       --------    ----------     ---------       -----
       Vehicle Recs - Manufacturer - Other           206,720             --       206,720            --          --

131610 Collision Damage Recovery                   4,198,996             --     2,683,341     1,515,655
131612 Collision Damage Recovery - Reserve        (1,616,683)            --    (1,047,825)     (568,858)
                                                 -----------       --------    ----------     ---------       -----

       Collision Damage                            2,582,313             --     1,635,516       946,797          --

131100 Accounts Receivable Other                      11,590             --        11,590
       Interest Receivable                                               --            --
131110 Travel Advances                                                   --            --
131111 Other Advances to Employees                                       --            --
131116 Notes Receivable                                                  --            --
131135 Ins Premium Receivable                                            --            --
                                                 -----------       --------    ----------     ---------       -----
       Other Receivables                              11,590             --        11,590            --          --

       Total Vehicle and Other Receivables         2,800,623             --     1,853,826       946,797          --
                                                 -----------       --------    ----------     ---------       -----
       Total Gross Receivables                    24,413,818             --    15,889,336     8,524,482          --
                                                                               ----------     ---------       -----
       Less: Provision                            (1,036,332)            --
                                                 -----------       --------

       Total Net Receivables                      23,377,486            --
                                                 -----------       --------


                                              90-120   Over 120
                                              ------   --------
31200 Unbilled Revenue
31205 Corporate Accounts
31210 T/A & Tour Operators
31215 Open Contracts
                                              ------   --------
      Corporate/TA & TO                           --         --

31220 Master Card / Visa
31221 Amex
31222 Diners Club
31223 Discover
31225 A/R Japan CB Credit Cards
31235 Credit Card to Cash Switches
31236 Credit Card to Voucher switches
31237 Credit Card Data Trans Errors
31238 Credit Card Chargebacks
31240 A/R MC/Visa Odyssey Clearing
                                              ------   --------
      Credit Cards                                --         --

31250 Returned Checks
31251 Forced Charges
31252 Coupon Clearing
31260 Clearing Accounts
31265 Unapplied Pymts
31290 Fees Due From Licensees
31291 A/R Licensee Clearing
                                              ------   --------
      Other                                       --         --
                                              ------   --------
      Total Trade Receivables                     --         --

31501 Buyback A/R Proceeds
31502 Buyback A/R
31503 A/R Holding Bank Dep Clearing
                                              ------   --------
      Vehicle Recs - Manufacturer - Buyback       --         --

31500 Predelivery Inspection & Warranty
31504 Mfg Allowances/Rebates
31505 Mfg Misc Receivables
31507 Mfg Disposal in Process - Cost
31508 Mfg Keep Receivables
31600 Veh Sales A/R (Non-Mfg) - Cost
31602 Veh Sales A/R (Non-Mfg) - Reser
31605 Vehicles Sales Clearing
                                              ------   --------
      Vehicle Recs - Manufacturer - Other         --         --

31610 Collision Damage Recovery
31612 Collision Damage Recovery - Reserve

      Collision Damage                            --        --

31100 Accounts Receivable Other
      Interest Receivable
31110 Travel Advances
31111 Other Advances to Employees
31116 Notes Receivable
31135 Ins Premium Receivable
                                              ------   --------
      Other Receivables                           --         --

      Total Vehicle and Other Receivables         --         --
                                              ------   --------
      Total Gross Receivables                     --         --
                                              ------   --------
      Less: Provision


      Total Net Receivables

ANC RENTAL CORPORATION, ET AL.                  CASE NO. 01-11200 JOINTLY ADMIN.
MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
ALAMO LOCAL MARKET DIVISION
11/12-01-12/31/01

                                                     PRE-PETITION                POST-PETITION              COMBINED
                                                     ------------                -------------              --------

Balance @              11/12/2001                    $ 35,008,798                 $         0             $ 35,008,798
Sales                                                     612,847                  12,147,729               12,760,576
Receipts/Write-Offs                                   (12,338,241)                 (2,491,973)             (14,830,214)
                                                     ------------                 -----------             ------------
BALANCE @              11/30/2001                    $ 23,283,404                 $ 9,655,756             $ 32,939,160
Sales                                                      87,765                  20,625,558               20,713,323
Receipts/Write-Offs                                   (17,295,074)                 (5,203,433)             (22,498,507)
                                                     ------------                 -----------             ------------
BALANCE @              12/31/2001                    $ 17,801,489                 $15,422,124             $ 33,223,613
                                                     ============                 ===========             ============




AGING @ 12/31/01
Month End Receivable                                     (950,632)                  9,809,373                8,858,741
Non Renter Current                                      1,310,966                   4,706,658                6,017,624
Non Renter 31 to 60                                     3,504,391                     881,700                4,386,091
Non Renter 61 to 90                                     2,547,509                           -                2,547,509
Non Renter 91 to 120                                    1,622,855                           -                1,622,855
Non Renter 121 to 150                                   1,351,992                           -                1,351,992
Non Renter 151 +                                        3,679,433                           -                3,679,433
Renter Additional Cash                                          -                     (79,604)                 (79,604)
Renter Current                                            698,278                      80,535                  778,813
Renter 31 to 60                                           396,439                      22,785                  419,225
Renter 61 to 90                                           378,703                           -                  378,703
Renter 91 +                                             1,104,042                           -                1,104,042
Renter                                                  2,157,513                         676                2,158,188
                                                     ------------                 -----------             ------------
                  TOTAL                              $ 17,801,489                 $15,422,124             $ 33,223,613
                                                     ============                 ===========             ============

                          UNITED STATES DISTRICT COURT
                              DISTRICT OF DELAWARE


In re: ANC Rental Corporation, et al.     Case No. 01-11200 Jointly Administered


                            MONTHLY OPERATING REPORT

ATTACHMENT 14:

MOR-5 - Debtor Questionnaire

1. Have any assets been sold or transferred outside the normal course of business during this reporting period?

Debtor Response - NO.

2. Have any funds been disbursed from any account other than a debtor in possession account during this reporting period?

Debtor Response - NO.

3.  Have all post petition tax returns been timely filed?

Debtor Response - YES.

4. Are workers compensation, general liability, and other necessary insurance coverages in effect?

Debtor Response - YES, However, the debtor has increased its self-insurance coverage from a maximum liability of $1 million dollars per occurrence to a maximum liability of $5 million dollars per occurrence. This increase is not in compliance with certain Debtor obligations to selected Creditors, which requires the Debtor to maintain third party umbrella insurance for the $4 million in excess of the first $1 million per occurrence.